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                                                                   Exhibit 10.24

                               ADOBE CONFIDENTIAL


                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE

                            AND SUBLICENSE AGREEMENT

                                     BETWEEN

                           ADOBE SYSTEMS INCORPORATED


                                       AND


                          PEERLESS SYSTEMS CORPORATION

                              Dated: July 23, 1999

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT

         This Agreement is between Adobe Systems Incorporated, a Delaware corporation having its principal place of business at 345 Park Avenue, San Jose, CA 95110-2704 ("Adobe"), and Peerless Systems Corporation, a Delaware corporation, having its principal place of business at 2381 Rosecrans Avenue, El Segundo, CA 90245 ("Peerless"). This Agreement is effective as of July 23, 1999 (the "Effective Date").

         The purpose of this Agreement is to license Adobe PostScript interpreter software, which Adobe owns, and related software and technologies, which Adobe has the right to license, to Peerless so that Peerless may (i) provide certain porting and support services to its OEM Customers, (ii) develop software development kits, as described in Adobe-Peerless SDK Appendices attached to this Agreement, for delivery to Peerless' OEM Customers, (iii) sublicense certain rights to such OEM Customers for use in, or development of, OEM Customers' Licensed Systems, as described in Licensed System Appendices, and
(iv) have access to the source code versions of core code components of the Adobe Software ("Adobe Core Source") for the purpose of carrying out development activities in accordance with the terms of this Agreement. This Agreement does not authorize Peerless to develop a Licensed System product to be distributed as a Peerless product.

         Adobe will provide the Adobe PostScript software for a specific development environment and related materials licensed hereunder under an Adobe Deliverables Appendix (or materials release form) attached to this Agreement, which shall describe the category of deliverables and applicable licensing categories for such deliverables (i.e., Adobe Information, Adobe Support Information, Adobe Support Source, Adobe Core Source, Other Adobe Software, or Host Software, as such categories are described below).

         The parties agree that this Agreement is intended to replace in its entirety (i) PostScript Software Development License and Sublicense Agreement between Adobe and HDE, Inc. ("HDE") dated Nov. 22, 1999, and subsequently assigned to Peerless with Adobe's approval, upon the acquisition by Peerless of HDE ("Assigned HDE PostScript Agreement"), and fully incorporates and replaces
(ii) that certain Amendment No. 1 to said Assigned HDE PostScript Agreement dated June 14, 2002 and (iii) that certain Amendment No. 2 to said Assigned HDE PostScript Agreement dated August 24, 2002. Any Adobe Information, including but not limited to any Adobe Support Information, supplied to HDE under the terms of the Assigned HDE PostScript Agreement and any derivatives thereof containing any such Adobe Information in HDE's possession shall be deemed to have been surrendered and then returned to Peerless subject to the provisions of this Agreement. The parties agree that the Assigned HDE PostScript Agreement shall terminate concurrently with the final execution of this Agreement, provided, however, that any monies which have been earned by Adobe (but unpaid) under the Assigned HDE PostScript Agreement prior to its termination shall be paid by Peerless under the terms of said agreement.

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                                    AGREEMENT

1.       DEFINITIONS.

         1.1 Adobe Certification Test Suite means the testing materials and procedures developed by Adobe to be used to test Revised Object for conformity with the PostScript Language Specification and Adobe quality standards by (a) Peerless, in connection with a Peerless SDK or OEM Customer Licensed System and
(b) OEM Customers, in connection with a Licensed System.

         1.2 Adobe Development Tools means any Adobe-supplied development tool and utility software identified as Adobe Software Development Tools in an Adobe Deliverables Appendix or materials release form (or by other means when delivery is made to Peerless via the World Wide Web), including any enhancements, modifications and localizations thereof provided by Adobe to Peerless.

         1.3 Adobe Header Files means the Adobe source code computer programs and files that provide definitions of the services available in Adobe PostScript libraries, as identified in an Adobe Deliverables Appendix or materials release form (or by other means when delivery is made to Peerless via the World Wide
Web).

         1.4 *

         1.5 Adobe Information means the (a) Adobe Support Information, (b) Font Programs, (c) Adobe Software, Other Adobe Software and Host Software, provided to Peerless in object code form, (d) End User Documentation, and (e) any other information provided to Peerless by Adobe hereunder.

         1.6 Adobe Software. "Adobe Software" means (a) the unmodified computer programs, in source and/or object code form, known collectively as Adobe's PostScript interpreter software (i.e., version 3011 and above but excluding any future Adobe interpreter software, whether or not based on the PostScript imaging model, marketed by Adobe as a new product rather than as an enhanced version of PostScript 3 interpreter software), as identified in an appendix or materials release form (or by other means when delivery is made to Peerless via the World Wide Web), (b) other software programs, identified as "Adobe Software" in an appendix or materials release form (or by other means when delivery is made to Peerless via the World Wide Web), and (c) any enhancements or modifications to any of the foregoing as provided by Adobe to Peerless. The source components of the Adobe Software are identified either as "Adobe Support Source" or "Adobe Core Source" as described below.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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         1.6.1 Adobe Support Source. "Adobe Support Source" means those portions of the Adobe Software supplied to Peerless in human readable source code form, including the corresponding source documentation and interface materials, as identified by Adobe in an appendix or materials release form, which may be modified by Peerless or by a Third Party Developer (under a Development
Agreement with Peerless) to adapt the Adobe Software for compatibility with OEM Customer Licensed Systems.

         1.6.2 Adobe Core Source. "Adobe Core Source" means those portions of the Adobe Software supplied to, and solely for use by, Peerless in human readable source code form, including the corresponding source documentation and interface materials, as identified by Adobe in an appendix or materials release form, which implements Adobe's standard imaging model and the syntax and semantics of the PostScript language and which is also known as "Adobe Restricted Information."

     1.7 Adobe Support Information. "Adobe Support Information" means any of the following information provided by Adobe to Peerless during the term of this
Agreement: (a) Adobe Software, Other Adobe Software, and Host Software in source code form, (b) unreleased Adobe Software, Other Adobe Software or Host Software in object code form, (c) Demonstration Programs, (d) Adobe Header Files, (e) the Adobe Certification Test Suite, (f) Adobe Development Tools, (g) documentation intended for use by Peerless or its OEM Customers for development purposes, (h) information identified as Adobe Support Information in an appendix, materials release form or exhibit to this Agreement (or by other means when delivery is made to Peerless via the World Wide Web), and (i) enhancements or modifications related to any of the foregoing as provided by Adobe to Peerless.

     1.8 Clone Product means a product having page description capabilities that are substantially compatible with the PostScript language.

     1.9 Designated Output Device(s) means an output device (i.e., print engine or other raster imaging device) meeting the requirements described in an SDK Appendix or Licensed System Appendix and used to display the raster output created by the Revised Object. References to a "Class" of Designated Output Devices shall mean all Designated Output Devices that each have similar specifications with regard to the unique combination of the following characteristics: controller/microprocessor, marking engine speed, RAM memory, ROM capacity, resolution, bits/pixel, etc.

     1.10 Peerless OEM Agreement means a development and license Agreement entered into between Peerless and its OEM Customer regarding the development of Revised Object by Peerless for the benefit of the OEM Customer and whereby Peerless sublicenses to such OEM Customer the right to use and distribute, but not modify (except as expressly set forth herein) the Revised Object as part of a Licensed System. Each Peerless OEM Agreement must contain the minimum terms and conditions set forth in Exhibit B ("Minimum Terms of Peerless OEM Agreements").

     1.11 Peerless SDK means a development kit created by Peerless that includes
(a) Peerless-supplied software and/or hardware, (b) only those components of Adobe Software and Adobe Header Files that are specifically identified in the relevant Adobe-Peerless SDK

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Appendix, (c) Font Programs provided by Adobe, and (d) may also include
Demonstration Program(s) and derivative works thereof in source and/or object code form and/or components of Other Adobe Software and/or Host Software that are specifically identified in the relevant Adobe-Peerless SDK Appendix. The Adobe-Peerless SDK Appendix shall be executed prior to Peerless' first distribution of such Peerless SDK. A Peerless development kit, whether or not known as an "SDK," is not a "Peerless SDK" as defined herein if it does not include Adobe-supplied technology.

     1.12 Development Site. "Development Site" means (a) with regard to Peerless, a site that is under Peerless' control and supervision and at a physical location identified in Exhibit C ("Development and Reproduction Sites"), at which Peerless may use the Adobe Support Information, depending upon the characterization of the site as a Primary or Secondary Site (as defined below), (b) with regard to a Third Party Developer, a site that is under Third Party Developer's control and supervision and at a physical located identified in Exhibit C-2 ("Development Sites - Third Party Developers"), at which such Third Party Developer may use the Adobe Support Information (except for Adobe Core Source) to perform technical development services identified in a Development Agreement with Peerless, and (c) with regard to each OEM Customer, a site specified in each Peerless-OEM SDK Appendix at which such OEM Customer may use the Peerless SDK in the development of Licensed Systems. A "Primary Development Site" is a site that is at all time under Peerless' supervision and management control and where the Adobe Core Source and other Adobe Support Information is to be handled, used and stored. A "Secondary Development Site" is a site under Peerless, Third Party Developer or OEM Customer's supervision and management control where Adobe Support Information (except for Adobe Core Source) is to be handled, used and stored. Adobe Core Source shall be handled, used and stored exclusively at a Primary Development Site. Development Site(s) may be located anywhere in any country listed in Exhibit C-1 ("List of Countries Where Development Sites May Be Located") or otherwise as approved in writing by Adobe.

     1.13 End User means a third party using the Licensed System for its ordinary business or personal purposes, but not for redistribution or resale.

     1.14 End User Documentation means the documentation for the Host Software that is intended for use by an End User.

     1.15 Error. "Error" means a defect in a Reference Port or CPSI Platform which causes the Reference Port or CPSI Platform, as applicable, when compiled and running in the development environment as specified in an Adobe Deliverables Appendix or as otherwise specified by Adobe, not to operate substantially in accordance with the PostScript Language Specification.

     1.16 First Commercial Shipment means the earlier of (a) OEM Customer's first internal use of Revised Object other than for development or testing, and
(b) distribution of such Revised Object to a third party as part of a Licensed System.

     1.17 Font Programs means the digitally encoded, machine readable outline programs for the Typefaces identified in Exhibit D ("Extended Roman Font Program Set"), Exhibit D-1

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("Non-Roman Font Programs"), or in an appendix hereto or materials release form
(or by any other means when delivery is made to Peerless via the World Wide
Web), for which Adobe has sublicensing rights to allow Peerless to further sublicense such Typefaces to its OEM Customers.

     1.18 Hardware Upgrade means the installation of any hardware enhancement, with required software, to standard hardware features on a previously installed Licensed System, or the installation of any optional hardware features, with required software, on a previously installed Licensed System.

     1.19 Host Software means any Adobe-supplied software identified as Host Software in an appendix hereto, materials release form or Exhibit E ("Host Software") attached hereto (or by other means when delivery is made to Peerless via the World Wide Web), including any enhancements, modifications and localizations (i.e., a version of the Host Software for which the dialog text strings and help files contained therein have been translated into a language other than English) thereof, provided by Adobe to Peerless, that typically runs on a host computer system independently of the Adobe Software, but is used as part of or in conjunction with a Licensed System.

     1.20 Licensed System means an OEM Customer product that includes Revised Object and Font Programs licensed from Peerless, and one or more Designated Output Device(s), and may include (unless such components are identified as mandatory, in which case it shall include) Other Adobe Software, Host Software and other hardware and software identified in an applicable Licensed System Appendix. The Licensed System Appendix shall be executed prior to Peerless' delivery to Adobe of the certification test results for such Licensed System pursuant to Paragraph 2 ("Peerless Testing") of Exhibit F ("Licensed System Test Procedures") herein.

     1.21 Licensed System Appendix ("LSA") means an appendix to be added to the applicable Peerless OEM Agreement between Peerless and its OEM Customer covering each Licensed System and containing a description of the Licensed System and setting forth any licensing terms specific to each such Licensed System and including at a minimum the terms set forth in Exhibit G ("Minimum Terms for Licensed System Appendix"). Adobe will not be a signatory to an Licensed System Appendix, but will receive a transmittal form summarizing any terms contained in the Licensed System Appendix which would require special consideration by Adobe along with an attached copy thereof within five (5) days of final execution. Any Licensed System Appendix containing terms which impact Adobe's rights or obligations otherwise than as explicitly stated in this Agreement or appendices thereto, shall require Adobe's written approval on the applicable transmittal form to be enforceable.

     1.22 OEM Customer means a party, other than an *, to whom Peerless has sublicensed the right to use the Peerless SDK, and/or distribute Revised Object in accordance with the terms and conditions of a Peerless OEM Agreement.

     1.23 OEM Remarketer Customer means a third party with whom OEM Customer has entered into a written agreement authorizing such third party to distribute a Licensed System under such third party's own trademark and/or incorporate as part of such third party's own product and under its own End User Agreement that includes terms substantially equivalent to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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those set forth in Attachment 1 ("Minimum Terms of End User Agreements") to
Exhibit B ("Minimum Terms of Peerless OEM Agreements").

         1.24 Other Adobe Software means any Adobe-supplied software identified as Other Adobe Software in an appendix, materials release form or Exhibit H ("Other Adobe Software") hereto (or by other means when delivery is made to Peerless via the World Wide Web), including any enhancements or modifications supplied by Adobe to Peerless, that is typically included and distributed as part of the Revised Object for use with the Adobe Software.

         1.25 PostScript Language Specification means the PostScript Language Reference Manual, Second Edition, as printed in English by Addison-Wesley, current as of April 1991, or subsequent edition identified in the applicable appendix, and the Supplement: PostScript Language Reference Manual, For Version 3010 (or later supplement to the PostScript Language Reference Manual).

         1.26 PostScript Printer Description ("PPD") File means a human readable, machine parseable file containing device-specific information as to how to invoke the features of a particular Licensed System, as described in the PostScript Printer Description File Specification available from Adobe and subject to change in Adobe's sole discretion.

         1.27 Reference Port means a version of the Adobe Software and Other Adobe Software, if any, described in an Adobe Deliverables Appendix, consisting of portions in object code form as compiled by Adobe, and unmodified portions in source form to be compiled by Peerless using the development environment specified in an Adobe Deliverables Appendix, which when linked together will execute on the specified development platform. An Adobe Deliverables Appendix may be added to this Agreement in a form similar to Exhibit I ("Sample Format for Adobe Deliverables Appendix") hereto.

         1.28 Reproduction Site means (a) with regard to Peerless, the location(s) specified in Exhibit C ("Development and Reproduction Sites") at which Peerless may reproduce (or have reproduced) Adobe Information or (b) with regard to each OEM Customer, a listing of locations which will be made available by the OEM Customer upon request by Peerless, at which the relevant OEM Customer may reproduce (or have reproduced) the Adobe Information licensed from Peerless. Reproduction Site(s) may be located anywhere in any country listed in Exhibit C-1 ("List of Countries Where Development Sites May Be Located"), or at any other location designated as a Reproduction Site as approved in writing by Adobe.

         1.29 Revised Object means the compiled, object code version of the Adobe Software and Other Adobe Software (if any), as revised by Peerless for use in a Peerless SDK or an OEM Customer's Licensed System pursuant to the licenses granted hereunder.

         1.30 SDK Appendix. "SDK Appendix" means (i) an appendix(ces) to the applicable Peerless OEM Agreement between Peerless and its OEM Customer (known as a "Peerless-OEM SDK Appendix") describing the deliverables for a specific controller platform for embedded PostScript products or host computer for CPSI Software-based products, including development tools and documentation that Peerless is making available to its OEM Customer solely for use by the OEM Customer in designing and developing printer products that include Peerless-provided

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technology; or (ii) an appendix(ces) to this Agreement (known as an
"Adobe-Peerless SDK Appendix") describing the deliverables, including the Adobe Information, that Peerless intends to make available to the OEM Customers under license for use in designing and developing Licensed Systems. An Adobe-Peerless SDK Appendix shall include the information included in the form of a SDK Appendix shown in Exhibit J ("Sample Format for Adobe-Peerless SDK Appendix"). Adobe will not be a signatory to a Peerless-OEM SDK Appendix, but will receive a transmittal form summarizing the key terms contained in the SDK Appendix along with an attached copy thereof within five (5) days of final execution. Any Peerless-OEM SDK Appendix containing terms that impact Adobe's rights or obligations otherwise than as explicitly stated in this Agreement or appendices thereto, or that differs in any material way with the terms of the corresponding Adobe-Peerless SDK Appendix, shall require Adobe's written approval on the applicable transmittal form to be enforceable.

         1.31 Software Upgrade means the installation of Revised Object and, if required, Font Programs in a Licensed System which contains an earlier version of such Revised Object and/or Font Programs for the purpose of updating, enhancing, or extending such Licensed System.

         1.32 Trademarks means collectively the Adobe Trademarks and Typeface Trademarks. "Adobe Trademarks" means (a) the trademarks "Adobe(R)," "PostScript(R)," and "PostScript(R) 3(TM)," (b) the respective stylistic marks and distinctive logotypes for such trademarks, and (c) other marks and logotypes as Adobe may from time to time designate during the course of this Agreement. "Typeface Trademarks" means the trademarks, if any, used by Adobe to identify the Typefaces. "Trademarks," as defined herein, do not include Peerless trademarks.

         1.33 Typeface means a human readable set of glyphs as may be specified by Adobe. Each weight or version of a single typeface design (such as Roman or Italic or in an expanded or condensed form) marketed by Adobe as a separate typeface will be considered a separate Typeface.

         1.34 Update. "Update" means a revised release of the Adobe Information that Adobe in its sole discretion makes generally available to Adobe's OEM licensees receiving maintenance, as described in Exhibit K ("Maintenance for Standard Reference Port(s)") or Exhibit K-1 ("CPSI Continuing Support"), as applicable, for such Adobe Information.

         1.35 Adobe Deliverables Appendix. "Adobe Deliverables Appendix" means an appendix to the Agreement that both Peerless and Adobe have signed prior to the time Adobe delivers Adobe Core Source to Peerless hereunder, and which identifies the Adobe deliverables, including the Adobe Support Source and Adobe Core Source components comprising the Adobe Software for a Reference Port, to be supplied by Adobe to Peerless for use by Peerless in accordance with the terms of the Agreement. Adobe Deliverables Appendix No. 1, which covers the initial delivery to Peerless of the Adobe Core Source as well as Adobe Support Source components comprising the Adobe Software for the specified Reference Port, will be executed concurrently with Amendment No. 1 to the Agreement.

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         1.36  Third Party Component. "Third Party Component" means any third party software components, supplied to Peerless hereunder as part of the Adobe Software deliverables for a Reference Port, which Adobe is permitted to sublicense only in the object code form.

         1.37 Authorized Contractor. "Authorized Contractor" means a party (subject to Adobe Support Information Recipient's having obtained authorized use of such contractor in accordance with Paragraph 3 ("Prior Approval of Contractors") of Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") of this Agreement) who (i) requires access to Adobe Support Information for a purpose authorized by this Agreement, (ii) has signed a contractor or consultant agreement with Peerless, Third Party Developer or OEM Customer, as applicable, in which such contractor or consultant agrees to protect third party confidential information and (iii) has received a notice of confidentiality prior to access to Adobe Support Information, and again upon any termination of such access, that contains at a minimum provisions substantially in accordance with those set forth in Paragraph 2 of Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") of this Agreement. Authorized Contractors shall not be granted access to Adobe Restricted Information.

         1.38 Authorized Employee. "Authorized Employee" means a person who (i) requires access to Adobe Support Information for a purpose authorized by this Agreement, (ii) has signed an employee agreement with Peerless, Third Party Developer or OEM Customer, as applicable, in which such employee agrees to protect third party confidential information and (iii) has received a notice of confidentiality prior to access to Adobe Support Information, and again upon any termination of such access, that contains at a minimum provisions substantially in accordance with those set forth in Paragraph 2 of Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") of this Agreement. Only Authorized Employees of Peerless shall have access to Adobe Restricted Information.

         1.39 Subsidiary. "Subsidiary" means any entity or corporation in which Peerless owns or controls one hundred percent (100%) of the outstanding stock, assets or equity securities.

         1.40 CPSI Software. "CPSI Software" means the "Adobe Software", as that term is defined in Paragraph 1.6 ("Adobe Software"), running on a specified architecture (hereinafter a "CPSI Platform") that Adobe supplies to Peerless in object code form only and from which Peerless develops host-based Licensed Systems for distribution by an OEM Customer or Peerless SDK(s) for use by an OEM Customer in developing host-based Licensed Systems, in accordance with the terms and conditions of a Peerless OEM Agreement.

         1.41 Demonstration Program. "Demonstration Program" means the program(s), both in source and object code form, that are intended to provide Peerless and Third Party Developers with an example of how to integrate the Adobe Software into an application program.

         1.42 Third Party Developer. "Third Party Developer" means any third party (subject to Peerless having obtained authorized use of such third party in accordance with Paragraph 2.11 ("Third Party Developers") of the Agreement) with whom Peerless has entered into a written agreement with minimum terms as set forth in Paragraph 2.11, authorizing such third party to use the Adobe Support Information (except for Adobe Core Source) at a Development

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Site under such third party's control solely for the purpose of performing technical development services on behalf of Peerless or for an OEM Customer.

2.       SCOPE OF PEERLESS' LICENSE.

         2.1 Development License. Subject to Peerless' compliance with the terms of this Agreement, Adobe hereby grants to Peerless a non-exclusive, non-transferable license to (a) use the Adobe Support Information supplied to Peerless hereunder solely at the appropriate Development Site (i.e., Primary or Secondary Development Site), as specified in Exhibit C ("Development and Reproduction Sites"), only for the purpose of designing, developing, adapting, localizing, modifying, testing and maintaining and to allow Third Party Developers solely at a Secondary Development Site, as specified in Exhibit C-2 ("Development Sites - Third Party Developers"), to use the Adobe Support Information supplied to Peerless hereunder (but excluding any Adobe Core Source) solely on behalf of Peerless or for an OEM Customer and in accordance with Paragraph 2.11 ("Third Party Developers") to design, develop, adapt, localize, modify, test and maintain (i) Revised Object implemented as part of an OEM Customer's Licensed System, in conformance with the PostScript Language Specification, and/or (ii) a Peerless SDK to be used by OEM Customers for development, (but not modification except as expressly set forth in this Agreement) of Licensed Systems conforming with the PostScript Language Specification; (b) use and reproduce and allow Third Party Developers to use and reproduce the Host Software, if any, solely at an applicable Development Site and only in connection with developing a Peerless SDK or Revised Object for use with Licensed Systems; (c) localize and modify and allow Third Party Developers to localize and modify the Adobe Driver Software in accordance with Paragraph 2 ("Adobe Driver Software") of Exhibit E ("Host Software"), provided Adobe delivers Peerless a software development tool expressly intended for such localization or modification, solely at an applicable Development Site(s) and only in connection with developing a Peerless SDK or Revised Object for use with Licensed Systems; (d) if Host Software is provided, localize, reproduce and reformat the End User Documentation, and modify the content of the Licensed System-specific portion of the End User Documentation and the title page and copyright page on behalf of its OEM Customers, provided that Peerless agrees to distribute the End User Documentation in its entirety to such OEM Customer as provided to Peerless by Adobe with the applicable Host Software, and further agrees that it will not modify or delete any copyright notices or other proprietary notices included in such End User Documentation as provided by Adobe; (e) use internally the PPD template provided by Adobe to create its own PPD Files. Peerless' right to modify the Adobe Support Information under the license hereunder is limited to Adobe Support Information provided to Peerless in source code form, except for the Adobe Core Source which Peerless is prohibited from modifying unless with the prior written approval of Adobe's Vice President of Engineering for printing technologies and containing any additional terms which Adobe may impose. Adobe agrees to respond to such request for approval within a reasonable period after receipt thereof, and with respect to a request made by Peerless to correct a defect in the Adobe Core Source, Adobe will grant such request provided that Adobe, in its judgment, determines that Peerless has the expertise to make the necessary corrections. The above limitations imposed on Peerless' right to make modifications to Adobe Software shall not preclude Peerless from making modifications to documentation and other such materials supplied by Adobe, as permitted hereunder.

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         2.2   Adobe Information Sublicenses. Subject to Peerless' compliance with the terms of this Agreement and the limitations set forth in Paragraph
2.2.8 ("Limitation on Sublicensing"), and provided that Peerless has executed a Peerless OEM Agreement containing terms substantially equivalent to each of the minimum terms listed in Exhibit B ("Minimum Terms of Peerless OEM Agreements") with each OEM Customer receiving Adobe Information, Adobe hereby grants to Peerless a non-exclusive, non-transferable, royalty-bearing license to further sublicense the rights enumerated in Paragraph 2.2.1 ("Revised Object License") through Paragraph 2.2.9 ("Demonstration Program License") below to such OEM Customers, including the right to create derivative works from the Demonstration Programs. Such sublicense rights shall be limited to a subset of the Adobe Information and Adobe Support Information listed in each Peerless-OEM SDK Appendix and Licensed System Appendix. Peerless shall not grant its OEM Customers any rights to make modifications to the Adobe Information except as expressly provided for in Paragraph 2.2.1 ("Revised Object License") through Paragraph 2.2.7 ("Trademark License") below, and Peerless is prohibited from sublicensing, disclosing, transferring or providing access to Adobe Core Source to an OEM Customer under any conditions. However, Peerless is not hereby precluded from entering into an internal use, site license allowing access to a subset of Adobe Information on an interim basis pending execution of a relevant Peerless-OEM Agreement in accordance with the provisions in Paragraph 2.3 ("Use of Letter of Agreement"). Further, each OEM Customer's right to distribute the Adobe Information for any particular product under the sublicense rights described herein is contingent upon the certification of the applicable Licensed System in accordance with the requirements set forth in Paragraph 5.3 ("Testing and Certification of Revised Object and Proposed Designated Output Devices") herein. A failure by Peerless to sublicense rights to Adobe Information in accordance with the provisions in this Paragraph 2.2 ("Adobe Information Sublicenses") and Paragraph 6 ("Proprietary Rights and Legends") shall constitute a material breach by Peerless and Peerless shall be liable to Adobe for any damages or losses arising out of such non-compliance.

               2.2.1 Revised Object License. With respect to the Revised Object, the sublicense rights to each OEM Customer shall include and be limited to the right to (a) use and reproduce (or have reproduced for OEM's sole benefit) at the Reproduction Site(s) only, and (b) sublicense and distribute, directly and indirectly through OEM Customer's usual distribution channels, including distribution through OEM Remarketer Customers, the Revised Object for use as part of OEM Customer's Licensed System(s).

               2.2.2 Font Programs License. With respect to the Font Programs, the sublicense rights to each OEM Customer shall include and be limited to the right to (a) reproduce (or have reproduced for OEM Customer's sole benefit) the Font Programs at the Reproduction Site(s), (b) distribute the Font Programs, directly and indirectly through OEM Customer's usual distribution channels, including distribution through OEM Remarketer Customers, only bundled with the Revised Object for use with a Licensed System or, in the case of Roman Font Programs only, bundled with Host Software (e.g., on a CD-ROM containing a compilation of Adobe Information), if any, solely for use with a PostScript 3 Licensed System, (c) sublicense the Font Programs to End Users for the reproduction and display of Typefaces on the number of central processing units ("CPUs") and computers specified in Attachment 1 ("Minimum Terms of End User Agreements") to Exhibit B ("Minimum Terms of Peerless OEM Agreements") or in a Licensed System Appendix, for use with a single Licensed System (d) use the Font Programs to reproduce and display the Typefaces on Licensed Systems for purposes of test, evaluation, or demonstration, and (e) use and sublicense each End User to use the Typeface Trademarks to identify the Font Programs. Peerless' licenses under this Paragraph, and OEM Customer's sublicense under the Peerless OEM Agreement will terminate upon termination of the agreement between Adobe and the Trademark owner, if any, pertaining to such Font Program, at which time Adobe shall have the right to substitute a Font Program for an equivalent Typeface.

         2.2.3 Host Software License. If provided in the relevant SDK Appendix or Licensed System Appendix, the sublicense rights to each OEM Customer may include the right to (a) use, and in the case of Adobe Driver Software, the right to localize and modify (provided Adobe delivers Peerless a software development tool expressly intended for such localization or modification and Peerless, in turn, provides such tool to its OEM Customers) at the Development Site(s) only, (b) reproduce (or have reproduced for OEM Customer's sole benefit) at the Reproduction Site(s) only, and (c) sublicense and distribute, directly and indirectly through OEM Customer's usual distribution channels, including distribution through OEM Remarketer Customers, the Host Software that is provided by Adobe to Peerless in object code form, either bundled with a Licensed System or separately for use with a Licensed System in accordance with the terms applicable to "Host Software" in Attachment 1 ("Minimum Terms of End User Agreements") to Exhibit B ("Minimum Terms of Peerless OEM Agreements"). OEM Customer's license to distribute the Host Software commercially or use it internally (other than for development or testing) is contingent upon Peerless' execution of a Licensed System Appendix with its OEM Customer. Peerless will incur no payment obligations to Adobe for OEM Customer's distribution of the Host Software provided that such sublicense right to OEM Customer, and OEM Customer's subsequent distribution is made free of additional charge or at a price which does not exceed the cost of the media and handling. If Peerless permits any OEM Customer to distribute the Host Software to an End User, at additional charge, Peerless and Adobe will negotiate a mutually acceptable royalty payable to Adobe hereunder.

         2.2.4 End User Documentation License. If Host Software is provided pursuant to Paragraph 2.2.3 ("Host Software License") above, the sublicense rights to each OEM Customer (a) shall include the right to reproduce, distribute and sublicense the End User Documentation, and (b) where applicable and only if Adobe provides Peerless with the appropriate customization kit(s) or template(s), and Peerless, in turn, provides such kits and templates to its OEM Customers, may include the right to localize, modify and reformat the content of the Licensed System-specific portion of the End User Documentation, and (c) may include the right to modify the title page and copyright page. Subject to the modifications allowed in (b) above, OEM Customers shall agree to distribute the End User Documentation in its entirety as provided to Peerless by Adobe with the applicable Host Software. Peerless and its OEM Customers agree that it will not modify or delete any copyright notices or other proprietary notices included in the End User Documentation as provided to Peerless by Adobe. Except for the specific licenses granted in this Paragraph, Peerless shall have the same rights and obligations hereunder with respect to End User Documentation as those for Host Software provided by Adobe to Peerless in object code form.

         2.2.5 PPD File License. The sublicense rights to each OEM Customer (a) may include the right to use internally the PPD template provided by Adobe to create its own PPD Files, and (b) shall include the right to reproduce and distribute, through its normal distribution channels, any PPD Files provided by Adobe hereunder solely bundled with Adobe Driver Software. Peerless shall require it OEM Customers to bundle the corresponding PPD File with each copy of the Revised Object distributed by such OEM Customers.

         2.2.6 PostScript Language Specification License. The sublicense rights to each OEM Customer may include the right to reproduce and distribute the PostScript Language Specification for use with a Licensed System, provided that Peerless shall not make such PostScript Language Specification available for general distribution or resale through the retail trade, either through Peerless, its OEM Customer, or through either party's publisher. Peerless agrees that no right is granted herein to reproduce Addison-Wesley's foreign language versions of the PostScript Language Specification. The sublicense granted herein shall also include the right of OEM Customer to sublicense its customers (excluding End Users) to reproduce, in whole or in part, and distribute (but not the right to modify) the PostScript Language Specification in accordance with the same terms and conditions imposed on Peerless in this Paragraph.

         2.2.7 Trademark License. The sublicense rights to each OEM Customer shall include the right to use the Trademarks on Licensed Systems and in OEM Customer's advertising and printed materials for the Licensed Systems, including the right to sublicense those same rights to OEM's Remarketer Customers, for distribution in all countries (except Andorra, Bermuda, India, Israel, Pakistan, Singapore and the People's Republic of China or in any other jurisdiction where trademark sublicensing is legally prohibited or not recognized) pursuant to terms substantially equivalent to those set forth in Exhibit L ("Use of Adobe Trademarks"). If necessary, Adobe will grant directly to OEM Customers or OEM's Remarketer Customers a nonexclusive, royalty-free license to use the Trademarks on Licensed Systems, and in advertising and printed materials for Licensed Systems, for distribution in Andorra, Bermuda, India, Israel,

     Pakistan, Singapore and the People's Republic of China, or in any other jurisdiction where trademark sublicensing is legally prohibited or not recognized, under a written agreement between Adobe and such OEM Customer or OEM Remarketer Customer.

         2.2.8 Limitation on Sublicensing. In order to protect Adobe's legitimate interest in its valuable and proprietary intellectual property embodied in the Adobe Information, Peerless shall have no rights hereunder to sublicense Adobe Information to suppliers of technology used to produce Clone Products, including, without limitation, *, who do not integrate the Adobe Information into printer and/or copier systems and products.

         2.2.9 Demonstration Program License. With respect to the Demonstration Program and any derivative work thereof, the sublicense rights to each OEM Customer shall include and be limited to the right to (a) use, modify and create derivative works with the Demonstration Programs in the development of Revised Object at a Secondary Development Site only, (b) and reproduce (or have reproduced for OEM Customer's sole benefit) at the Reproduction Site(s) only, and (c) sublicense and distribute, directly and indirectly through OEM Customers' usual distribution channels, including distribution through OEM Remarketer Customers, the object code form of the Demonstration Program for use as part of OEM Customer's Licensed System(s). For the Demonstration Programs supplied by Peerless to a Third

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Party Developer under a Development Agreement and in accordance with Paragraph
2.11 ("Third Party Developer"), Third Party Developer shall have the right to use, modify and create derivative works with such Demonstration Programs in the development of Revised Object or a Peerless SDK at a Secondary Development Site only.

     2.3 Use of Letter of Agreement. From time to time as needed, Peerless may provide its OEM Customer with access to portions of a Peerless SDK on an interim basis pending execution of a Peerless-OEM Agreement. Such limited access and use will be permitted under a Letter of Agreement ("LOA") and shall include such Adobe Information as contained in the applicable Peerless SDK, but excluding any Adobe Information in source code form (except for the Adobe Header Files) or any portion of the Adobe Certification Test Suite. The Adobe Header Files may be supplied under an LOA provided the LOA includes terms substantially similar to those contained in Exhibit M ("Provisions for Protection of Adobe Header Files"). The LOA shall contain terms requiring the recipient OEM Customer to take all reasonable measures to protect Adobe's proprietary rights in the Adobe Information and to refrain from disclosing to a third party or using the Adobe Information for any purpose other than to develop Licensed Systems. In addition, the LOA shall prohibit any manufacturing, distribution or sale of a product containing any Adobe Information supplied under an LOA until the parties have entered into a Peerless-OEM Agreement in which such actions may be authorized in a Licensed System Appendix thereto. Peerless agrees to recover the Adobe Information in such recipient OEM Customer's possession under an LOA in the event the parties do not enter into a Peerless-OEM Agreement within a reasonable timeframe thereafter.

     2.4 Peerless SDK Sublicense. Subject to Peerless' compliance with the terms of this Agreement, and provided that Peerless has executed a Peerless OEM Agreement containing each of the minimum terms listed in Exhibit B ("Minimum Terms of Peerless OEM Agreements") with each OEM Customer receiving Adobe Information, and further provided that each Peerless SDK shall first be described and approved in an Adobe-Peerless SDK Appendix prior to delivery to OEM Customer, Adobe hereby grants to Peerless the right to sublicense the following rights to its OEM Customers in connection with each Peerless SDK; (a) to use, modify (solely in accordance with the associated documentation, or at the direction of Adobe), and link the Adobe Header Files with the Adobe Software in the development of Revised Object; (b) use, modify and create derivative works with the Demonstration Programs in the development of Revised Object; (c) to use the Adobe Development Tools supplied with such Peerless SDK (solely in accordance with the associated documentation) in the development of Revised
Object: (d) to use the Adobe Certification Test Suite (solely in accordance with the associated documentation, or at the direction of Peerless or Adobe) to test Revised Object for conformity with the PostScript Language Specification and Adobe quality standards; (e) to use such Adobe Information included in and delivered as part of the Peerless SDK, limited to and in connection with each of the enumerated sublicenses in Paragraph 2.2.1 ("Revised object License") through Paragraph 2.2.7 ("Trademark License") and Paragraph 2.2.9 ("Demonstration Program License") above. OEM Customer's use of the Adobe Information described above in the creation of Revised Object shall be solely at the OEM Customer's Development Sites. Peerless shall require as a condition to granting the sublicensing rights to OEM Customer that the OEM Customer limit the location of Development Site(s) to countries listed in Exhibit C-1 ("List of Countries Where Development Sites May Be Located").

     2.5 Distribution of Host Software. Prior to Peerless granting OEM Customers the right to distribute Host Software in electronic form, Peerless shall get written permission from Adobe for such electronic distribution, and shall then ensure that such OEM Customer(s) are obligated to distribute such Host Software pursuant to an End User Agreement as more fully described in Paragraph 4.5 ("End User License") of Exhibit B ("Minimum Terms of Peerless OEM Agreements"). If Peerless is supplied Host Software by Adobe accompanied by an Adobe-supplied End User license, Peerless shall provide such Adobe-supplied End User license to its OEM Customer(s) and require each such OEM Customer to retain the End User license with the applicable Host Software so distributed.

     2.6 Limited Scope of License. Peerless is expressly prohibited from granting to its OEM Customers any right to use the Adobe Information delivered hereunder (a) for any purpose not expressly permitted hereunder or (b) in connection with any other development effort of Peerless, including but not limited to development under Peerless' Third Party Development and License Agreement with Adobe dated September 18, 1992 or (c) on more than one CPU or (d) to control the output from output devices other than Designated Output Devices, or (e) to generate output for more than one Designated Output Device at a time, without Adobe's prior written approval and subject to applicable terms, including additional royalty obligations, as described in an applicable Licensed System Appendix.

     2.7 Changes to Adobe Software. In view of the desire of Peerless and Adobe to establish and maintain an industry standard PostScript interpreter, Peerless shall not make or permit its OEM Customers to make without the express written permission of Adobe, any changes or additions to, enhancements in, or deletions from, the Adobe Software, if such changes or enhancements would in any way change the PostScript language imaging model, syntax, semantics, or functionality of the PostScript language.

     2.8 Protection Mechanisms. Peerless shall, and require its OEM Customers to, employ copy protection, serialization, encryption or any other protection mechanism as may be specified in the applicable LSA or SDK Appendix to restrict or monitor unauthorized use of Adobe Software, Other Adobe Software and Font Programs licensed hereunder ("Protected Software"). The protection mechanism for Font Programs for Japanese, Korean and Chinese Typefaces will normally be provided by Adobe and may include encryption as well as Copy Protection. "Copy Protection" shall mean a mechanism that ensures that the applicable Licensed System or Peerless SDK will implement a unique read-only PostScript Language LicenseID parameter to which each font configuration will be keyed. If the protection mechanism is supplied by Adobe or its supplier, Peerless will use all reasonable means to ensure that such protection mechanism is not removed, subverted or disabled. In the event that it comes to Adobe's attention that any protection mechanism distributed by OEM Customer hereunder has been violated and Adobe reasonably believes that there is unlicensed use of the Protected Software caused by such violation, Peerless will, and require its OEM Customer to, supply a new protection mechanism within thirty (30) days of notification by Adobe. If Adobe can demonstrate that such corrective action is unsuccessful in resolving the problem, Peerless will, and will require its OEM Customers to take other action as required by Adobe, including stopping shipment of the Protected Software, until corrective measures are successfully implemented. If the OEM Customer's Licensed System is located in a network environment with Protected Software located on a server, Peerless shall require its OEM Customers to employ a protection mechanism which permits End Users access to Protected Software only if such use is permitted in the license purchased by the End User from OEM Customer.

     2.9 LZW Patent Notice. Peerless shall include a notice that the Adobe Information includes an implementation of LZW licensed under U.S. Patent 4,558,302. This notice must be displayed, in a location which is reasonably visible to the OEM Customer, on any relevant OEM Customer documentation accompanying such OEM Customer deliverable.

     2.10 Subsidiaries. Subsidiaries of Peerless who have entered into a written agreement with Peerless agreeing to be bound by the terms and conditions of this Agreement may exercise the licenses granted to Peerless hereunder, provided, however, that Peerless shall guarantee the performance of obligations of the Subsidiaries, and a breach of the terms and conditions of this Agreement by a Subsidiary shall be deemed a breach by Peerless. Notwithstanding the foregoing, Peerless agrees to make all payments due Adobe under the terms of this Agreement, including royalties and other fees payable to Adobe hereunder whether or not resulting from the exercise by Subsidiaries or Peerless of the rights granted to Peerless hereunder.

     2.11 Third Party Developers. Peerless may use the services of a Third Party Developer to perform development work on behalf of Peerless or for a Peerless OEM Customer under this Agreement and may allow such Third Party Developer to have access (as set forth in Paragraph 2.1 ("Development License") to Adobe Support Information (except for Adobe Core Source) for the sole purpose of carrying out such work on Peerless' behalf or for an OEM Customer, but only if Adobe, in its sole discretion, agrees in writing to permit the use of such third party as a Third Party Developer. Adobe agrees to respond to such request for approval of such proposed Third Party Developer within a reasonable period after receipt thereof. If Adobe grants such approval, and prior to the delivery of the Adobe Support Information to a Third Party Developer to commence such development work, Peerless shall enter into a written agreement with each Third Party Developer containing terms at least as restrictive as those set forth in Exhibit P ("Third Party Developer Terms") (the "Development Agreement"). Peerless may permit a Third Party Developer to use the Adobe Support Information and to modify and prepare derivative works based upon the source code versions of the Adobe Support Information supplied to Third Party Developer solely to carry out the development work covered by the Development Agreement and for fulfilling the purposes of this Agreement. Peerless shall use best efforts to ensure that all copyright, patent and other rights in the modifications (including localizations) made by a Third Party Developer to the Adobe Support Information are assigned to Peerless. Peerless shall not permit a Third Party Developer to have access to any Adobe Core Source. Peerless shall ensure that the Third Party Developer does not have any right to license, sublicense, transfer or otherwise grant such OEM Customer or any third party any right in the Adobe Support Information, including, but not limited to, the right to distribute a product that includes any portion of the Adobe Support Information or the right to have access to or use of the Adobe Support Information. Only Peerless may grant such rights to its OEM Customers and only under the terms of a Peerless OEM Agreement meeting the requirements set forth in this Agreement. A failure by Peerless to enter into a written agreement with each Third Party Developer containing the requirements set forth in Exhibit P ("Third Party Developer Terms") or to fulfill any other requirement set forth in this Paragraph 2.11 shall constitute a material breach by Peerless of the terms and conditions of this Agreement and Peerless shall be liable to Adobe for any damages or losses arising out of such non-compliance. Should Peerless become aware of any breach by a Third Party Developer of the Development Agreement, Peerless shall enforce the terms and conditions of such Development Agreement against such Third Party Developer. Peerless will provide notice to Adobe of any such breach and will provide any cooperation and assistance that Adobe may reasonably require in enforcing Adobe's rights under the Development Agreement between Peerless and the Third Party Developer. Upon request by Adobe, and subject to any confidentiality requirements provided in the Development Agreement, Peerless shall supply Adobe with a copy of the Development Agreement between Adobe and such Third Party Developer.

     2.12 Utilization of a Project Manager Assigned by Peerless. Peerless shall assign an Authorized Employee of Peerless to act as a Project Manager for each specific development undertaken by Third Party Developer under a Development Agreement. The responsibilities of such Project Manager will include reviewing and auditing activities at the applicable Development Site to reasonably determine that the Third Party Developer is complying with the terms of the Development Agreement.

3.   SCOPE OF ADOBE'S LICENSES.

     3.1 License to Peerless Modifications. Peerless shall provide to Adobe, both in source and object code form, any modifications to the Adobe Software made by Peerless or Third Party Developer which constitute non-trivial corrections to errors in the Adobe Software. Peerless, at its option, may supply, either in object code form only or in both source and object code form, other modifications to the Adobe Software and any modifications to the other Adobe Information made by Peerless hereunder or by Third Party Developer under a Development Agreement or by its OEM Customer pursuant to a Peerless OEM Agreement. For any modifications to Adobe Information which Peerless supplies to Adobe in source code form, including, but not limited to, any modifications made by Peerless, its Third Party Developers or its OEM Customers to the Adobe Header Files, and for any localizations created by Peerless or its Third Party Developers under an applicable Development Agreement or its OEM Customers pursuant to the licenses hereunder, Peerless and its OEM Customers shall be deemed to have granted to Adobe a non-exclusive, perpetual, worldwide, royalty-free, fully paid-up license to use, modify, reproduce and distribute such source code, and any object code versions thereof, and any localizations, and the right to sublicense all such licensed rights through multiple tiers of distribution. Subject to any limitations or prohibitions in Adobe's contracts with its third party vendors, Peerless, or its OEM Customers, as applicable, shall own all modifications (including localizations) made by Peerless (or for Peerless by a Third Party Developer) or its OEM Customers pursuant to the licenses hereunder to the Adobe Software, Other Adobe Software, Host Software and Demonstration Programs, provided that any such modifications or localizations shall be deemed to be derivative works based upon the underlying Adobe Information and shall be subject to all provisions of this Agreement applicable to such underlying Adobe Information. Except as explicitly stated herein, Adobe shall own any other modifications to the Adobe Information. If Peerless with the prior written approval of Adobe makes modifications to the Adobe Core Source, Adobe shall own all rights and interest in such modifications and Peerless agrees to assign to Adobe all copyright, patent and other rights contained in such modifications. Adobe shall have no rights to any modifications made to the interface to the software components supplied by Peerless provided that such interfaces are not also part of the Standard Reference Port or CPSI Platform deliverables provided by Adobe hereunder.

     3.2 PPD File License. Peerless hereby grants to Adobe, and shall require its OEM Customers to grant to Adobe, a perpetual, worldwide, royalty-free, fully paid-up license, and the right to sublicense all such licensed rights through multiple tiers of distribution to use, reproduce, modify and distribute any PPD Files, and any updates thereto, which Peerless, or its OEM Customers, create for each Licensed System.

4.   ADOBE DELIVERABLES.

     4.1 Adobe Information. Adobe will provide to Peerless the Adobe Information specified in a fully executed Adobe Deliverables Appendix in accordance with the schedule set forth therein. The Adobe Information to be supplied to Peerless under an Appendix shall be a standard version of a Reference Port running on an Adobe-specified development environment that Adobe has packaged as a standard set of deliverables for licensing generally to its OEM customers (hereinafter "Standard Reference Port"). The term "Standard Reference Port" shall also refer to the delivery by Adobe of a CPSI Platform to Peerless hereunder. Adobe is delivering the "3011 version" of the Reference Port under Adobe Deliverables Appendix No. 1 so the "3011 version" is a Standard Reference Port. A significant revision to a Standard Reference Port, for example revising and upgrading "3011 to 3015" functionality would constitute a Standard Reference Port when Adobe makes such version generally available to its OEM customers. Adobe will supply Peerless with such Standard Reference Port upon execution of a separate Appendix or, in the case of a CPSI Platform, Adobe will supply Peerless with the standard set of deliverables for the CPSI Platform via the Adobe website (known as "Xchange"). Peerless shall be deemed to have accepted the Standard Reference Port and associated Adobe Information * following its delivery to Peerless, unless Peerless rejects the Standard Reference Port and associated Adobe Information in writing within such * period. Peerless' sole and exclusive remedy for rejection of the Standard Reference Port or any other Adobe Information is to return it to Adobe within * of Peerless' receipt thereof. The licensing terms of this Agreement will terminate with respect to any rejected component of the Adobe Information upon its return to Adobe. Unless expressly agreed to in writing, Adobe is not obligated to supply Peerless with any version or revision of the Adobe Software unless Adobe has elected to make such version or revision generally available to its OEM customers as a then Standard Reference Port.

     4.2 Maintenance for Standard Reference Port(s). For each Standard Reference Port and associated Adobe Information and for each CPSI Platform that is supplied to Peerless hereunder, Adobe shall provide the maintenance described in Exhibit K ("Maintenance for Standard Reference Port(s)") and Exhibit K-1 ("CPSI Continuing Support"), respectively, for which Peerless shall pay the amount, as specified or as otherwise * in Paragraph 8.1 of the Agreement, in accordance with Paragraph 2 ("Maintenance Fees for Standard Reference Port(s)") of Exhibit O ("Royalty Payments and Other Fees") below. Adobe shall provide maintenance only for the "3011 version" of the Reference Port initially, and for any other Standard Reference Port or CPSI Platform which Adobe may supply to Peerless hereunder in the future. Adobe may choose to discontinue supplying Maintenance for such Standard Reference Port and associated Adobe Information or CPSI Platform supplied to Peerless hereunder but only after giving Peerless written notice at least * before it ceases supporting the applicable Standard

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Reference Port and associated Adobe Information or CPSI Platform. Unless expressly agreed to in writing, Adobe shall have no obligation to provide maintenance as set forth herein for any version or revision of the Adobe Software that is not part of a then Standard Reference Port or CPSI Platform.

     4.3 Support for Custom Version of Adobe Software. The Adobe Software to be delivered to Peerless hereunder is the Adobe Software contained in a Standard Reference Port. Peerless is responsible for modifying the Adobe Software to run in other development environments and for the purpose of integrating the Adobe Software as part of custom development that Peerless may undertake from time to time on behalf of its OEM Customers under the terms of the Agreement ("Custom Versions"). Peerless acknowledges that it is solely responsible for providing maintenance and support for Custom Version(s) of the Adobe Software. Any maintenance and support which Adobe agrees to provide for a Custom Version shall be subject to terms to be agreed upon by the parties in writing including payment by Peerless of an agreed upon maintenance fee. Any such maintenance which Adobe agrees to provide for a Custom Version is conditioned upon Peerless being able to reproduce the defect in the Custom Version in a mutually agreed upon development environment.

5.   DEVELOPMENT, TESTING AND CERTIFICATION.

     5.1 Peerless Development Responsibilities. Peerless shall be responsible for modifying the Adobe Support Information or shall authorize a Third Party Developer to modify the Adobe Support Information in accordance with Paragraph
2.11 ("Third Party Developers") and to the extent permitted by Paragraph 2.1 ("Development License") above to (a) create Peerless SDKs suitable for use by its OEM Customers, and (b) assist its OEM Customers in the creation of Licensed Systems suitable for distribution to End Users. Peerless shall promptly include in Peerless SDKs, and provide its OEM Customers for inclusion in Licensed Systems, any Updates Peerless receives pursuant to Exhibit K ("Maintenance for Standard Reference Port(s)") or Exhibit K-1 ("CPSI Continuing Support"). Peerless shall take all reasonable measures to ensure that all Updates are implemented by its OEM Customers in the relevant Licensed System; provided however, that implementation of an Update may be delayed when the Licensed System (i) is already certified and shipping at the time of the Update in which case the Update shall be implemented when commercially feasible, or (ii) is undergoing development at the time of delivery of an Update and OEM Customer with the consent of Adobe elects not to incorporate such Update. In addition, Peerless, or its OEM Customer shall be responsible for creating the PPD File for each Licensed System prior to Adobe's certification or testing of the Revised Object pursuant to Exhibit F ("Licensed System Test Procedures"), and providing to Adobe any updated version of a PPD File in a timely manner following the availability of any updated version. Peerless shall be responsible for delivering each such PPD File to Adobe. Adobe's sole responsibility in connection with the above shall be to provide to Peerless the maintenance described in Exhibit K ("Maintenance for Standard Reference Port(s)") for Standard Reference Port(s) and Exhibit K-1 ("CPSI Continuing Support") for CPSI Platforms hereto, subject to payment * of maintenance fees under Paragraph 8.1 ("License and Maintenance Fees"). If Peerless requests custom development from Adobe (i.e., a version of the Adobe Software that is not then a current offering of Adobe), Adobe and Peerless will discuss proposed business terms of this custom development, including, without limitation, the scope of work, technical specifications, milestone schedule and pricing. Peerless and Adobe agree to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

designate a technically qualified person to serve as primary contact for information requests by either party in each Adobe Deliverables Appendix.

     5.2 *

     5.3 Testing and Certification of Revised Object and Proposed Designated Output Devices. Peerless will test each Peerless SDK, and either test or assist its OEM Customers and Third Party Developers in the testing of each Revised Object version and proposed Class of Designated Output Devices, and Adobe will certify such test results or perform independent testing in accordance with the procedures in Exhibit F ("Licensed System Test Procedures"). Peerless shall not distribute any Peerless SDK, and OEM Customer shall not begin First Commercial Shipment of any Revised Object prior to certification of the relevant Peerless SDK or Licensed System by Adobe pursuant to Exhibit F ("Licensed System Test Procedures"). If Peerless or its OEM Customer or Third Party Developer modifies any previously-certified Revised Object, Peerless shall submit the modified version to further testing and certification in accordance with Exhibit F ("Licensed System Test Procedures").

     5.4 Loaned Equipment. In the event of independent testing by Adobe, Peerless shall secure and loan Adobe all necessary equipment, as reasonably requested by Adobe. All equipment loaned by Peerless to Adobe shall remain the property of Peerless or its OEM Customer, shall be fully insured by Adobe, and shall be returned to Peerless at its request after termination of Adobe's testing activities hereunder. Peerless shall pay all shipping and other costs (including, without limitation, custom fees and duties) resulting from delivery of such loaned equipment to Adobe. Any loaned equipment shall be returned to Peerless by Adobe, shipping, insurance and any other applicable costs prepaid by Peerless. While in the possession of Adobe, the loaned equipment shall be maintained by Peerless or its OEM Customer in good working order.

6.   PROPRIETARY RIGHTS AND LEGENDS.

     Adobe and its suppliers are the sole and exclusive owners of all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets, and other intellectual property rights to the Adobe Information. Except for the rights expressly enumerated herein, neither Peerless nor its OEM Customers are granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses with respect to the Adobe Information, and Peerless agrees, and shall require its OEM Customers to agree, that it will not exceed the scope of the licenses granted herein. Peerless agrees, and shall require its OEM Customers to agree to protect the Adobe Support Information in accordance with Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information"). Peerless may permit a Third Party Developer to have access to and use of the Adobe Support Information (but excluding any access to Adobe Core Source) at a Secondary Development Site, subject to Peerless requiring the Third Party Developer to agree to protect the Adobe Support Information in accordance with Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") and to comply with the requirements set forth in Paragraph 2.11 ("Third Party Developers") of the Agreement. In addition, Peerless agrees that it shall permit the handling, use

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

and storage of Adobe Restricted Information, including Adobe Core Source, only by its Authorized Employees and only at a Primary Development Site(s) and it shall protect such Adobe Restricted Information in accordance with Exhibit N-2 ("Additional Secure Procedures for Handling Adobe Support Information"). Peerless specifically acknowledges and agrees that other than as expressly set forth in Paragraph 2 ("Scope of Peerless License"), Peerless shall not modify or allow a Third Party Developer, OEM Customer or any other party to modify the Adobe Information. A failure by Peerless to protect Adobe Support Information in accordance with the provisions of this Paragraph 6 ("Proprietary Rights and Legends"), Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information"), and Exhibit N-2 ("Additional Secure Procedures for Handling Adobe Support Information") shall constitute a material breach by Peerless and Peerless shall be liable to Adobe for any damages or losses arising out of such non-compliance.

     6.1 Proprietary Notices. Peerless agrees, and shall require its OEM Customers to agree, that as a condition of its rights hereunder, each copy of the Adobe Information shall contain the same proprietary notices of Adobe and its suppliers which appear on or in such Adobe Information provided by Adobe to Peerless and as otherwise reasonably required by Adobe. More specifically, Peerless agrees that a valid Adobe copyright notice for the Revised Object, Font Programs and Host Software will appear on the media, or, in the case of Revised Object executing on a workstation or other host-based system, displayed on the single user screen of the workstation or other host-based system when the Revised Object is first invoked during an End User session, in the following format or such other format as Adobe specifies by written notice to Peerless:

         (a) the name of the program;

         (b) the word "Copyright" and the circled-c symbol(C);

         (c) the date of first publication of the Adobe Software; and

         (d) the name of the copyright owner and the words "All Rights
             Reserved."

     6.2 U.S. Government OEM Customers. When distributing a Peerless SDK, Revised Object or other Adobe Information to a U.S. Government OEM Customer hereunder, Peerless shall identify the Adobe Information and related documentation as a "commercial item," as that term is defined at 48 C.F.R. 2.101, and more specifically shall be identified as "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, Peerless will provide the Adobe Information and related documentation to U.S. Government OEM Customers (a) only as a commercial end item and (b) with only those rights as are granted to all other OEM Customers pursuant to the terms and conditions herein.

7.   MARKETING OF LICENSED SYSTEMS.

     7.1 Marketing Guidelines. Peerless agrees to use commercially reasonable efforts to (a) promote the use of Adobe PostScript solutions with its OEM Customers, (b) work as a liaison to encourage and facilitate Adobe and each OEM Customer's joint marketing activities for promotion of Licensed Systems and Adobe PostScript solutions, and (c) with respect to Peerless' marketing efforts towards its OEM Customers and potential OEM Customers, undertake the following marketing programs or such marketing programs described in the applicable Adobe-Peerless SDK Appendix:

          7.1.1 Press Releases. Peerless agrees to allow Adobe to review all announcements and press releases pertaining to PostScript enabled products or solutions prior to their release to the public or the press, and to incorporate all changes that Adobe may reasonably request to ensure correct Trademark usage and accuracy of content.

          7.1.2 Trade Shows. Peerless agrees to prominently display such products or solutions, using the Adobe PostScript logo or other trademarks designated by Adobe, at all trade shows where Peerless displays printer products or solutions, and to clearly identify such products or solutions as an Adobe PostScript product at such shows.

          7.1.3 Adobe PostScript logo. Peerless agrees to use the Trademarks (including the Adobe PostScript logo) in accordance with Exhibit L ("Use of Adobe Trademarks") and to assist Adobe in monitoring and controlling the use of Adobe Trademarks by OEM Customers and OEM Remarketer Customers.

          7.1.4 Adobe Marketing Materials. If Adobe provides Peerless with any printed marketing materials that describe to its customers the use and benefits of Adobe Software, including any registration materials, Peerless agrees to distribute such materials with each PostScript-enabled product or applicable component distributed by Peerless hereunder. Peerless agrees to reproduce (e.g., on CD-ROM media) and distribute as set forth herein, and at Peerless' expense, any such relevant materials provided by Adobe to Peerless electronically.

          7.1.5 Sales Materials. In order to ensure that Peerless' sales organization is properly trained in the sale of PostScript printers and PostScript printer solutions, upon request by Adobe, Peerless will work with Adobe to develop sales and educational materials, as well as promotional materials (e.g., self-running demos, videos, etc.) and Peerless will produce and distribute these materials to individuals in its sales organization at Peerless' expense.

          7.1.6 Web Site. The parties agree to implement mutually acceptable co-marketing activities utilizing each company's World Wide Web (the "Web") site. Such activities will include, but will not necessarily be limited to, the following:

                7.1.6.1 Peerless Site. Adobe will provide to Peerless content describing the Adobe PostScript technology and its features and benefits. Peerless agrees to include such Adobe-provided content on its external Web site and agrees to promptly incorporate any updates that Adobe may reasonably request from time to time. Contingent on Adobe's agreement, Peerless may adapt the Adobe-provided content as required to conform to Peerless' corporate standards for style, format and content. The parties agree to promptly resolve any content and/or style disputes in good faith. Peerless shall make prominent use of the Adobe PostScript logo (or other such logo as Adobe may designate from time to time) on each screen/page where only PostScript product literature pertaining to Adobe PostScript technology is displayed. Peerless will also provide a link on its Web site where Peerless products are promoted, to the target page at Adobe's Web site containing generic information and education about the PostScript technology. Agreement by Peerless to link to such Adobe Web site is contingent on the target Web page (URL) containing only PostScript-related information involving Adobe technology.

               7.1.6.2 Adobe Web Site. Adobe will provide a link on its Web site for the PostScript technology to the page on Peerless' site where the described products are promoted. Agreement by Adobe to link to Peerless' Web site is contingent on the URL not containing any information about technology that competes with the PostScript interpreter technology, the names of any vendors of such competing technology, or links to other Web sites containing any such information.

     7.2 Conformance to Marketing Guidelines. At least thirty (30) days prior to Peerless' commencement of promotion of any Peerless SDK or other Adobe PostScript printer solution product, and from time to time thereafter at Adobe's request, Peerless agrees to provide Adobe with copies of all marketing materials related to such Peerless SDK or Adobe PostScript printer solution. Adobe shall have fifteen (15) days from receipt of such materials to review and approve such materials. In the event that Adobe does not provide Peerless with comments to such materials within such fifteen (15) day period, Adobe will be deemed to have approved such materials.

     7.3  Clone Products.

          7.3.1 Clone Product Development. Peerless acknowledges and agrees that the sublicense rights to Peerless described herein, and the pricing set forth in this Agreement are granted by Adobe on the basis of Peerless' assurances that as of the date of final execution of this Agreement Peerless (i) does not own or license Clone Product technology from a third party, (ii) is not engaged in any Clone Product development and (iii) does not market or license Clone Products or Clone Product technology. "Clone Product development " is defined herein to mean having engineers working on or deployed in creating specifications, documentation or software code for components of a Clone Product or having access to source code materials for Clone Product technology of a third party whether by license or other means. Peerless shall ensure that (i) each Authorized Employee and Authorized Contractor with access to Adobe Support Information (other than Adobe Core Source) is precluded from being employed in any Clone Product development (either internally or externally) by or for Peerless for a period of * after such latest access and (ii) each Authorized Employee with access to Adobe Support Information (including Adobe Core Source) is precluded from being employed in any Clone Product development (either internally or externally) by or for Peerless for a period of * after such latest access. In addition, Peerless shall ensure that each Authorized Employee and Authorized Contractor engaged in Clone Product development (either internally or externally) by or for Peerless will cease all such activities, including having access to the facilities where Clone Product development is occurring and serving in an advisory capacity to anyone concerning Clone Product development, prior to his/her initial access to the Adobe Support Information. If Peerless elects to develop a Clone Product or Clone Product technology or acquires, licenses or otherwise gains access to Clone Product technology, it will advise Adobe in writing at least * in advance of its initiating marketing or sales effort relating to such Clone Product. Any failure by Peerless to comply with the above requirements shall constitute a material breach of this Agreement. *.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          7.3.2 Engineering Services - Porting of Clone Products. Peerless from time to time may be asked to supply engineering services to help an OEM Customer develop a Clone Product using the OEM Customer's existing Clone Product technology and Peerless is free to carry out such services without causing the provisions in Paragraph 7.3.1 ("Clone Product Development") to apply, provided that Peerless and its OEM Customers adhere to all of the following conditions: *

                 7.3.2.1 *

                 7.3.2.2 *

                 7.3.2.3 *

          7.3.2.4 Peerless agrees that each such proposed engineering project is to be treated as a separate port of a Clone Product and therefore Peerless shall adhere to the requirements in this Paragraph on each such product-specific porting activity.

          7.3.2.5 Peerless agrees that any press release or publication concerning the engineering porting activities described above, will not make reference to Clone technology ported as part of the engineering services.

          7.3.3 No Exploitation of the Adobe Name. With respect to any Clone Products which Peerless develops or markets, Peerless agrees that Peerless will not exploit its access to the Adobe Information, its relationship with Adobe, or the existence in its product line or in the product line of its OEM Customers of products containing Adobe PostScript software to promote or legitimize Clone Products. Furthermore, Peerless agrees to use best efforts to distinguish its Adobe PostScript-enabled products from Clone Products when displaying or referring to its products in advertisements, catalogs, brochures and at trade shows by (a) identifying such products prominently and exclusively with the Adobe PostScript logo in such proximity that the viewer is unlikely to associate the PostScript logo or any Adobe Trademark with the Clone Products, and (b) not associating the Adobe Trademarks with any Clone Product in advertising, press releases, and other promotional and marketing materials.

8.   PAYMENTS.

     8.1 License and Maintenance Fees. Except as otherwise provided below, Peerless shall pay to Adobe in U.S. Dollars the license fees for the Adobe Information, as specified in the applicable Adobe Deliverables Appendix, and the annual maintenance fees to cover maintenance services ("Maintenance") for the relevant Reference Port and for a CPSI Platform, as described in Exhibit K ("Maintenance for Standard Reference Port(s)") and Exhibit K-1 ("CPSI Continuing Support"), respectively, hereto. The license fees * for each of the Reference Port(s) or CPSI Platform(s) delivered to Peerless hereunder * for the applicable calendar period. In the event that annual aggregate payments to Adobe for that calendar year are less than such minimum amount, Peerless is obligated to pay Adobe the applicable annual maintenance fees, as specified in Paragraph 2 (Maintenance Fees for Standard Reference Port(s)") of Exhibit O ("Royalty Payments and Other Fees"), *. Notwithstanding that maintenance fees *, Peerless shall reimburse Adobe for any out of pocket costs that have been incurred by Adobe in providing Maintenance support to Peerless hereunder.

     8.2 Royalties for Distribution of Peerless SDKs. Peerless shall pay to Adobe in U.S. Dollars the SDK royalties set forth in Paragraph 1 ("Peerless SDK Royalties") of Exhibit O ("Royalty Payments and Other Fees") attached hereto,
* the royalties set forth in the applicable Peerless-OEM SDK Appendix and documented in the

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

transmittal form for the SDK Appendix which Adobe has formally executed, for each Peerless SDK distributed to, or used by each OEM Customer (on a per Development Site basis).

     8.3  Royalties for Royalty-Bearing Components of Licensed Systems.
Peerless shall pay to Adobe in U.S. Dollars the royalties set forth in Paragraph 3 ("Licensed System Royalties") of Exhibit O ("Royalty Payments and Other Fees") attached hereto, *, the royalties set forth in the transmittal form for the applicable Licensed System Appendix, which Adobe has formally executed, for each royalty-bearing component of a Licensed System which is used internally or distributed by an OEM Customer directly or through its OEM Remarketer Customers. The terms "Suggested Retail Price" (or "SRP") and "Gross Receipts" used to calculate the royalties due to Adobe hereunder are defined as follows:

          (a) "SRP" shall mean the OEM Customer's suggested retail price for one (1) fully functioning Licensed System (or other component(s) as designated in a Licensed System Appendix). The SRP for a Roman Version of a Licensed System (that is, a Licensed System containing only Roman Font Programs) distributed in the United States shall be used for calculating the Licensed System royalties for Roman Versions of Licensed Systems and the per Typeface royalties for Font Programs under the applicable royalty provisions in Exhibit O ("Royalty Payments and Other Fees"). In the event there is no available SRP for the Licensed System in the United States, Peerless and Adobe shall agree on election of a SRP in another country to be used as a reasonable alternative. For distribution of Licensed Systems in countries other than the United States that require the bundling of non-Roman Font Programs (for example, distribution of a Japanese Version in Japan), the SRP for a Licensed System in such relevant country shall be used for calculating the Licensed System royalties and the per Typeface royalties under the applicable royalty provisions in Exhibit O ("Royalty Payments and Other Fees"). Peerless shall provide Adobe with the applicable SRP for a Licensed System documented in the corresponding Licensed System Appendix and/or accompanying letter of transmittal. The relevant SRP shall be converted into U.S. Dollars at a rate that Peerless ensures will reasonably reflect the current exchange rate for the applicable currency being converted for the applicable accounting period.

          (b) "Gross Receipts" shall mean the amounts earned by Peerless in the form of fees and royalties denominated in U.S. dollars and payable by an OEM Customer (without reduction for withholding of taxes) for a Licensed System or other royalty-bearing components of a Licensed System distributed or used by such OEM Customer. Excluded from this definition are monies earned by Peerless for engineering services rendered to an OEM Customer as well as those amounts reasonably attributable to the use by an OEM Customer of components contained in a Licensed System that are supplied by Peerless, but are not PostScript technology-related; for example PeerlessPage, PeerlessPrint. When such amount reflects an indivisible amount for the PostScript-enabled components and other product components, only the prorata portion attributable to the PostScript-enabled components, as reasonably determined by Peerless and Adobe, shall constitute "Gross Receipts" for purposes of calculating the royalties due to Adobe hereunder.

     8.4 Software Upgrade Royalties. Peerless shall pay Adobe the royalties set forth in Paragraph 7 ("Software Upgrade Royalties") of Exhibit O ("Royalty Payments and Other Fees") attached hereto, or if special pricing applies, the royalty as set forth in the transmittal form

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

for the applicable Licensed System Appendix, which Adobe had formally executed, for each Software Upgrade used internally or distributed by OEM Customer, except as provided herein. Peerless shall not be obligated to pay Adobe a royalty for any Software Upgrade if the fee charged to the End User covers only the costs of the media and handling, provided that Peerless ensures that its OEM Customer uses commercially reasonable efforts to destroy the replaced version of the Revised Object and Font Programs. Notwithstanding the foregoing, (a) Adobe may, in its sole discretion, determine that a particular Software Upgrade shall be royalty bearing (e.g., if the Software Upgrade adds significant functionality), in which case such royalty shall be as specified in the transmittal form for the applicable Licensed System Appendix, which Adobe has formally executed, and (b) Peerless shall pay an additional Licensed System and Font Program royalty for any Software Upgrade where Peerless and its OEM Customer does not use commercially reasonable efforts to destroy the existing Revised Object and Font Programs.

     8.5 Hardware Upgrade Royalties. Peerless shall pay Adobe the royalties set forth in Paragraph 8 ("Hardware Upgrade Royalties") of Exhibit O ("Royalty Payments and Other Fees") attached hereto, or if special pricing applies, the royalty as set forth in the transmittal form for the Licensed System Appendix, which Adobe has formally executed, for each Hardware Upgrade, unless Adobe agrees in writing that such Hardware Upgrade is non-royalty bearing. Adobe intends that an optional feature shall be royalty bearing if it improves the functional performance or improves the throughput performance of the Revised Object and/or Font Programs, and non-royalty bearing if it is unrelated to the functional performance or throughput performance of the Revised Object and/or Font Programs.

     8.6 No Peerless Minimum Annual Royalty Commitment. Except for the minimum per unit royalties set forth in Exhibit O ("Royalty Payments and Other Fees") and the sharing arrangement described below, there are no minimum royalties payable by Peerless hereunder. In the event Peerless negotiates guaranteed minimum royalties or fees from its OEM Customers for Adobe PostScript-enabled products and such guarantees result in payments to Peerless equal to the difference between amounts earned from such actual product distribution (such amounts being the basis on which Peerless calculates the applicable royalties owed to Adobe hereunder) and the guaranteed amount, Peerless shall pay Adobe an additional amount equal to * of the guaranteed amount. If the guaranteed amount reflects an indivisible amount for the PostScript-enabled components and other product components, Adobe's share shall be based on a prorata portion of such indivisible amount as determined by the retail prices of the individual components.

     8.7 Additional Licensed System Payments. Peerless shall pay Adobe any additional fees, including but not limited to non-recurring engineering fees, if any, as designated in an applicable appendix.

     8.8  Testing Fees. For the Peerless testing required pursuant to Paragraph
5.3 ("Testing and Certification of Revised Object and Proposed Designated Output Devices") herein, Peerless shall * for Adobe's first review of Peerless' test results if Adobe certifies the Revised Object or proposed Designated Output Device Class solely on the basis of this initial review. However, if the Revised Object or proposed Designated Output Device Class requires retesting and resubmission of test results to Adobe, Peerless shall pay Adobe a fee of * for each such instance of retesting and resubmission. Adobe may charge a testing fee to cover Adobe's testing

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

of any upgrade to an existing Peerless SDK or Licensed System if such upgrade requires Peerless to modify the previously-certified version of the Revised Object. Peerless shall * for any instance of retesting made necessary by Adobe's change to the Adobe Software, Other Adobe Software or Adobe Certification Test Suite. In addition, there will be * for retesting if Peerless can show that the Revised Object or proposed Designated Output Device, when initially tested by Peerless with the appropriate Designated Output Device Class, satisfied the specified tests in the Adobe Certification Test Suite.

     8.9 Taxes. In addition to any other payments due under this Agreement, Peerless agrees to pay, and to indemnify and hold Adobe harmless from, any sales, use, excise, import or export, value added or similar tax or duty not based on Adobe's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, and all governmental permit fees, license fees and customs and similar fees levied upon the delivery by Adobe of the Adobe Information or the delivery by Peerless of Adobe Information to an OEM Customer hereunder, which Adobe may incur in respect of this Agreement. If a resale certificate or other certificate or document of exemption is required in order to exempt all or any of the Adobe Information from any such tax liability, Peerless will promptly furnish it to Adobe. All withholding tax certificates, documents, application forms, etc., should be forwarded to the following address, or such other address as provided by Adobe:
Adobe Systems Incorporated, Attention: Tax Department, 345 Park Avenue, San Jose, California, 95110-2704.

     8.10 Payment Terms. All royalties due in accordance with the terms of the Agreement shall be paid in U.S. Dollars within * days after the *. Peerless will provide Adobe with the relevant product sales information, as supplied by its OEM Customer, at least on a quarterly basis and with at least as much product and country detail as made available to Peerless. Such sales information shall include the following: (a) with each Peerless SDK royalty payment Peerless shall include a legible written summary broken out by OEM Customer and applicable Development Site(s), as well as the number, SDK identification, and royalty due Adobe for each Peerless SDK distributed or being used by its OEM Customers during the quarter, and any other information which may be required to allow Adobe to determine whether Peerless is paying the correct Peerless SDK royalty amounts hereunder; and (b) with each Licensed System royalty payment Peerless shall include a legible written summary broken out by OEM Customer, of (i) the number, model name, SRP, and royalty due Adobe for each Licensed System for which Revised Object is distributed or used internally by Peerless' OEM Customers during the quarter, (ii) the number of copies of Host Software distributed or used internally by such OEM Customers during the quarter, (iii) the number of Font Programs by Typeface, bundled with the Revised Object for use as a part of a Licensed System and licensed to End Users or used internally by OEM Customers during the quarter, and (iv) any other information, including but not limited to Gross Receipts, which may be required to allow Adobe to determine whether Peerless is paying the correct royalty amount hereunder. In addition, Peerless shall provide Adobe with a rolling quarterly forecast of royalties anticipated to be earned by Peerless from sales of Licensed Systems and other royalty-bearing components during such period. Peerless shall provide Adobe with a written update to the forecast on a monthly basis to reflect Peerless' then best estimate of the number of royalty-bearing products and anticipated royalties to be earned by Peerless during this period. Such written communication shall be subject to final adjustment by Peerless at the end of each accounting period.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     8.11 Right of Audit. Peerless shall maintain, and other than information regarding Adobe royalties, require each of its OEM Customers to maintain, a complete, clear, accurate record of: (a) the number, model name, SRP and royalty due Adobe for each Licensed System and/or Peerless SDK for which Revised Object is distributed to or is being used by each OEM Customer during the quarter, (b) the number of copies of Host Software distributed by such OEM Customers for use with Licensed Systems during the quarter, (c) the number of Font Programs by Typeface, bundled with the Revised Object for use as a part of a Licensed System and licensed to End Users or used internally by such OEM Customers during the quarter, and (d) any other information which may be required to allow Adobe to determine whether Peerless is paying the correct royalty amount hereunder. To ensure compliance with the terms of this Agreement, Adobe shall have the right to audit all the relevant accounting and sales books and records of Peerless. Such audit shall be conducted by an independent auditor paid for by Adobe and acceptable to both parties (with auditors included in the "Big Five" being hereby deemed acceptable). Such audit shall be conducted during regular business hours at Peerless' offices and in such a manner as not to interfere with Peerless' normal business activities. In no event shall audits be made hereunder more frequently than once per year. If such inspections should disclose any underreporting, Peerless shall promptly pay Adobe such amount. In addition, if such inspections should disclose any underreporting of payments owed Adobe (as determined by such inspections) in an amount greater than five percent (5%), then Peerless shall promptly pay Adobe any and all costs associated with the audit.

     8.12 When Royalties Earned. Each royalty due hereunder for any Peerless SDK shall be earned on each occurrence of (a) Peerless' distribution of such Peerless SDK to an OEM Customer for use at the initial Development Site, and (b) such OEM Customer's use of such Peerless SDK at any additional OEM Customer Development Site. Each royalty due hereunder for any royalty-bearing component of a Licensed System shall be earned on the earlier of (a) OEM Customer's distribution of such royalty-bearing component to a third party or (b) otherwise as may be agreed upon between Peerless and its OEM Customer as specified in a Licensed System Appendix and documented in the transmittal form for the Licensed System Appendix, which Adobe has formally executed. With respect to guaranties, as described in Paragraph 8.6 ("No Peerless Minimum Annual Royalty Commitment"), such amounts shall be earned when payment is made to Peerless by its OEM Customer.

     8.13 No Third Party Peerless Payments. Peerless acknowledges and agrees that it shall not have any right to claim payment from Adobe under Peerless' Third Party Development and License Agreement with Adobe dated September 18, 1992 or the Third Party Development Partner License Agreement between HDE, Inc. and Adobe dated February 22, 1995 and subsequently assigned to Peerless, for any Licensed Systems or Peerless SDKs covered by this Agreement.

     8.14 License Fee For CPSI Software. Peerless shall pay Adobe a non-refundable software license fee of * per CPSI Platform due and payable at the time of the initial delivery of a CPSI Platform to Peerless hereunder. The software license fee will be *.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.   PERFORMANCE WARRANTY.

     9.1 Adobe Software Warranties. Adobe warrants that for a period of ninety
(90) days from Peerless' acceptance of the Adobe Software pursuant to Paragraph
4.1 ("Adobe Information") (hereinafter the "Warranty Period"), the Adobe Software will execute substantially in accordance with the PostScript Language Specification using the development environment specified in the applicable Adobe Deliverables Appendix. If, during the applicable Warranty Period, Peerless reports to Adobe a failure of such Adobe Software to conform to the foregoing warranty and provides such detail as Adobe may require to permit Adobe to reproduce such failure, Adobe, at its expense, shall use reasonable commercial efforts to modify or replace the Adobe Software in a timely manner to correct such failure.

     9.2 Other Adobe Software and Host Software Warranties.

         9.2.1 Limited Warranty. If an Adobe Deliverables Appendix, or exhibit hereto specifically warrants a component of the Other Adobe Software or Host Software, such limited warranty shall be that the component of Other Adobe Software or Host Software will execute substantially in accordance with the functional specifications for such component, as specified in the applicable Adobe Deliverables Appendix, or exhibit hereto, for a period of * from Peerless' acceptance of such component pursuant to Paragraph 4.1 ("Adobe Information"). If, during such * warranty period, Peerless reports to Adobe a failure of such component to conform to the foregoing warranty and provides such detail as Adobe may require to permit Adobe to reproduce such failure, Adobe, at its expense, shall use reasonable commercial efforts to modify or replace the component in a timely manner to correct such failure.

         9.2.2 Disclaimer. Unless explicitly warranted pursuant to Paragraph
9.2.1 ("Limited Warranty") above, Other Adobe Software, Host Software and Adobe Development Tools are provided strictly "AS IS."

     9.3 Limitations on Warranties. Peerless acknowledges that the Adobe Support Information provided by Adobe to Peerless hereunder will require adaptation by Peerless for use in Licensed Systems, and/or Peerless SDKs, based on hardware and operating systems which differ from the development environment specified by Adobe. THE WARRANTIES SET FORTH IN PARAGRAPH 9.1 ("ADOBE SOFTWARE WARRANTIES") AND PARAGRAPH 9.2 ("OTHER ADOBE SOFTWARE AND HOST SOFTWARE WARRANTIES") STATE ADOBE'S AND ITS THIRD PARTY SUPPLIERS' SOLE AND EXCLUSIVE WARRANTY TO PEERLESS CONCERNING THE ADOBE INFORMATION AND PEERLESS' SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY. EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 9.1 ("ADOBE SOFTWARE WARRANTIES") AND PARAGRAPH 9.2 ("OTHER ADOBE SOFTWARE AND HOST SOFTWARE WARRANTIES") ADOBE AND ITS THIRD PARTY SUPPLIERS MAKE NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED, ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, OR STATUTORY, AS TO THE ADOBE INFORMATION OR ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT ARE EXPRESSLY EXCLUDED. PEERLESS SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

NECESSARY TO ENSURE THAT NEITHER IT NOR ANY OF ITS AGENTS, EMPLOYEES, OR OEM CUSTOMERS SHALL MAKE OR PASS ON, ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION ON BEHALF OF ADOBE OR ITS THIRD PARTY SUPPLIERS TO ANY OEM CUSTOMER OR OTHER PEERLESS CUSTOMER, END USER, OR THIRD PARTY.

10.  PEERLESS SUPPORT.

     Adobe shall have no responsibility for supporting OEM Customers or OEM Customers' End Users. Peerless will provide OEM Customers with reasonable documentation, warranty service, and telephone support for the use of Peerless SDKs consistent with good industry practice for the support of OEMs. Peerless or OEM Customer, either directly or indirectly, will provide End Users with reasonable End User documentation, warranty service, and telephone support for the use of Licensed Systems consistent with good industry practice.

11.  PROPRIETARY RIGHTS INDEMNITY.

     11.1 By Adobe.

          11.1.1 Adobe Software. Adobe agrees to indemnify and defend Peerless from any costs, damages, and reasonable attorneys' fees resulting from any claims by third parties that the uses permitted hereunder of the Adobe Software infringe any patent, copyright, or trademark in Japan, the United States, Canada, Australia, New Zealand, the United Kingdom, Germany, France, Italy, Benelux, Denmark, Ireland, Sweden, Norway, Finland, Spain, Portugal, Greece, Austria and Switzerland; provided, however, that Adobe's liability under this Paragraph in the United States shall be limited to a total of * and in those countries listed above, other than the United States, shall be limited to a total of *. Such amounts specified above are cumulative and include all amounts paid and expenses incurred in defending and settling all claims. To qualify for such defense and payment, Peerless must (a) give Adobe prompt written notice of any such claim, (b) tender to Adobe the defense or settlement of such a claim at Adobe's expense, and (c) cooperate with Adobe, at Adobe's expense, in defending or settling such claim. If Adobe receives notice of an alleged infringement or if Peerless' use of the Adobe Software shall be prevented by permanent injunction, Adobe may, at its sole option and expense, procure for Peerless the right to continue using the Adobe Software as provided hereunder, modify the Adobe Software so that it is no longer infringing, or replace the Adobe Software with computer software of equal or superior functional capability or, in the case of trademark infringement, instruct Peerless to use an alternative trademark.

          11.1.2 Other Adobe Software and Host Software. Adobe agrees to indemnify and defend Peerless from any costs, damages, and reasonable attorneys' fees resulting from any claims by third parties that the uses permitted hereunder of a component of the Other Adobe Software or Host Software infringe any U.S. patent or U.S. copyright, provided that (a) Peerless gives Adobe prompt written notice of any such claim, tenders to Adobe the defense or settlement of such a claim at Adobe's expense, and cooperates with Adobe, at Adobe's expense, in defending or settling such claim, and (b) Adobe's liability shall be limited to a total sum (cumulating amounts paid and expenses incurred in defending or settling all such claims) of the license fees and royalties paid to Adobe by Peerless for such component of Other Adobe

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Software or Host Software. In no event shall Adobe's cumulative liability for Other Adobe Software and Host Software licensed to Peerless under this Agreement exceed *. If Adobe receives notice of an alleged infringement or if Peerless' use of the Other Adobe Software or Host Software shall be prevented by permanent injunction, Adobe may, at its sole option and expense, procure for Peerless the right to continue using the Other Adobe Software or Host Software as provided hereunder, substitute other computer software with similar operating capabilities, or modify the Other Adobe Software or Host Software so that it is no longer infringing.

          11.1.3 Limitations on Indemnity. THE RIGHTS GRANTED TO PEERLESS UNDER PARAGRAPH 11.1 ("BY ADOBE") AND THE REMEDIES SET FORTH IN THIS PARAGRAPH SHALL BE PEERLESS' SOLE AND EXCLUSIVE REMEDY AND ADOBE'S SOLE OBLIGATION FOR ANY ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT OR OTHER PROPRIETARY RIGHT. ADOBE WILL HAVE NO LIABILITY TO PEERLESS IF ANY ALLEGED INFRINGEMENT OR CLAIM THEREOF IS BASED UPON (A) THE MODIFICATION OF THE ADOBE SOFTWARE, OTHER ADOBE SOFTWARE OR HOST SOFTWARE BY PEERLESS, OEM CUSTOMERS OR ANY THIRD PARTY, (B) THE USE OF THE ADOBE SOFTWARE, OTHER ADOBE SOFTWARE OR HOST SOFTWARE IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES OR SOFTWARE NOT PROVIDED BY ADOBE (IF SUCH INFRINGEMENT OR CLAIM COULD HAVE BEEN AVOIDED BY THE USE OF THE ADOBE SOFTWARE, OTHER ADOBE SOFTWARE OR HOST SOFTWARE WITH OTHER EQUIPMENT, DEVICES, OR SOFTWARE), OR (C) THE USE OF THE ADOBE SOFTWARE, OTHER ADOBE SOFTWARE OR HOST SOFTWARE OTHER THAN AS PERMITTED UNDER THIS AGREEMENT OR IN A MANNER FOR WHICH IT WAS NOT INTENDED OR USE OF OTHER THAN THE MOST CURRENT RELEASE OF THE ADOBE SOFTWARE, OTHER ADOBE SOFTWARE OR HOST SOFTWARE, IF MADE AVAILABLE TO PEERLESS BY ADOBE, (IF SUCH CLAIM WOULD HAVE BEEN PREVENTED BY THE USE OF SUCH RELEASE).

     11.2 By Peerless. Peerless agrees to indemnify and defend Adobe from any costs, damages, and reasonable attorneys' fees resulting from all claims by third parties arising from the use, manufacture, and distribution of Peerless SDKs by Peerless, or Licensed Systems by OEM Customers, and/or direct and indirect customers of Peerless or OEM Customers in Japan, the United States, Canada, Australia, New Zealand, the United Kingdom, Germany, France, Italy, Benelux, Denmark, Ireland, Sweden, Norway, Finland, Spain, Portugal, Greece, Austria, and Switzerland, provided that Adobe gives Peerless prompt written notice of any such claim, tenders to Peerless the defense or settlement of any such claim at Peerless' expense, and cooperates with Peerless, at Peerless' expense, in defending or settling such claim and further provided that Peerless' liability under this Paragraph in the United States shall be limited to a total of * and in those countries listed above, other than the United States, shall be limited to *. Such amounts specified above are cumulative and include all amounts paid and expenses incurred in defending and settling all claims. PEERLESS WILL HAVE NO LIABILITY TO ADOBE WITH RESPECT TO ANY CLAIM AS TO WHICH ADOBE IS LIABLE TO PEERLESS PURSUANT TO PARAGRAPH 11.1 ("BY ADOBE") ABOVE.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

12.  TERM AND TERMINATION.

     12.1 Term. The initial term of this Agreement shall commence on the Effective Date and expire thirty-six (36) months thereafter, unless this Agreement is earlier terminated for cause or upon earlier termination in the event the length of the term is shortened due to an accelerated expiration date in accordance with Paragraph 12.4 ("Accelerated Expiration of Term"). At the end of the initial term of thirty-six (36) months, this Agreement will automatically be renewed for an additional * year period unless one party gives the other party at least sixty (60) days advance written notice of its intention to allow the Agreement to terminate. After the initial * year extension, this Agreement may be renewed only upon the written mutual agreement of the parties.

     12.2 Termination by Peerless for Cause. If any material breach of this Agreement by Adobe continues after thirty (30) days written notice of said breach by Peerless to Adobe, Peerless may (a) continue this Agreement in full force and effect and seek any damages arising under this Agreement or (b) terminate this Agreement on written notice to Adobe.

     12.3 Termination by Adobe for Cause. This Agreement and all licenses granted herein shall terminate effective immediately (except as otherwise provided below) in the event that any material breach of this Agreement by Peerless continues after thirty (30) days written notice of said breach by Adobe to Peerless (which notice shall, in reasonable detail, specify the nature of said breach). In the event of such termination for cause, and contingent upon Peerless having fully performed its obligations to pay Adobe all monies earned by Adobe hereunder to that date, Peerless' rights under Paragraph 2.2 ("Adobe Information Sublicenses") with respect to sublicensing the use of Adobe Information to an OEM Customer under an existing Peerless OEM Agreement shall continue to the extent required to allow the OEM Customer to continue shipping already certified Licensed System products for the commercial life of such Licensed Systems. After termination for cause, Peerless may not continue to develop or allow its OEM Customers to continue developing new Licensed System products. In addition, Peerless shall immediately cease using and shall require its OEM Customers to immediately cease using any portion of the Adobe Support Information in source code form, the Adobe Header Files or the Adobe Certification Test Suite. Within thirty (30) days of termination for cause, Peerless shall return or destroy and shall require each of its OEM Customers to return or destroy all such Adobe Support Information in its possession. Peerless' obligations under this Agreement shall continue in full force and effect after termination for cause. The rights that survive termination for cause for the limited purpose specified herein shall immediately terminate (a) in the event of a failure by Peerless to pay any monies due and payable to Adobe hereunder, or (b) with respect to the continuing right to sublicensing use of the Adobe Information to a particular OEM Customer, at such time as that OEM Customer ceases distributing all of its Licensed System products or sooner in case of material breach by that OEM Customer, as described in Paragraph 12.7 ("Obligation to Terminate an OEM Customer's Sublicensing Rights"). In the event such sublicensing rights have terminated, pursuant to either of the conditions described in (a) or (b) above, Peerless shall take all reasonable measures to ensure that the OEM Customer(s) ceases all further use of and returns or destroys all Adobe Information in its possession, and continues to protect the Adobe Information in accordance with the provisions in Paragraph 12.9 ("Obligations on Termination or Expiration"). Peerless shall require that OEM Customer provide to Peerless within thirty (30) days of termination a certificate in writing acknowledging

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

that OEM Customer has complied with its obligations to return or destroy all Adobe Information in its possession.

     12.4 Accelerated Expiration of Term. The term of this Agreement will be automatically reset for * from the date Peerless provides Adobe with a written notice as required in Paragraph 7.3.1 ("Clone Product Development"). At the end of such * period, Peerless' rights shall terminate except as otherwise specified in this Paragraph. Peerless may continue to sublicense the use of Adobe Information to its OEM Customers, pursuant to Paragraph 2.2 ("Adobe Information Sublicenses"), for the purpose of completing the development of new Licensed System products provided that all such products have been certified and begin First Commercial Shipment by no later than ninety (90) days following the termination of the * accelerated term. Peerless' rights under this Agreement with respect to permitting its OEM Customers to distribute Licensed System products shall continue for the commercial life of such products, provided that only those Licensed System products which meet the First Commercial Shipment date specified above shall be covered. In the event of such accelerated expiration, Peerless' obligations under this Agreement, including but not limited to its obligation to maintain and support existing Licensed Systems, and make royalty and other payments to Adobe with regard to such Licensed Systems, shall continue in full force and effect. Peerless shall provide for automatic termination of the OEM Customer's sublicensing rights to the Adobe Information when the OEM Customer has ceased distributing all Licensed System products. Upon such termination Peerless shall take all reasonable measures to ensure that the OEM Customer ceases all further use of and returns or destroys all Adobe Information in its possession and continues to protect the Adobe Information in accordance with the provisions in Paragraph 12.9 ("Obligations on Termination or Expiration"). Peerless shall require that OEM Customer provide to Peerless within thirty (30) days of termination a certificate in writing acknowledging that OEM Customer has complied with its obligations to return or destroy all Adobe Information in its possession.

     12.5 Expiration - No Renewal. In the event this Agreement is allowed to expire at the end of the initial or renewed term, Peerless' rights under Paragraph 2.2 ("Adobe Information Sublicenses") with respect to sublicensing the use of Adobe Information to an OEM Customer under an existing Peerless OEM Agreement shall continue for Licensed System products that have already been certified pursuant to an executed Licensed System Appendix for the commercial life of such Licensed Systems. In addition, Peerless' rights to sublicense to such OEM Customers the use of Adobe Information for developing new Licensed System products is contingent upon the following conditions being met: (a) Licensed System products which are in the proposal stage, as documented by Peerless to Adobe's reasonable satisfaction, and on which development has not yet begun may be developed provided that the development of such Licensed System product is completed under a Licensed System Appendix and the date of First Commercial Shipment occurs no later than twelve (12) months following expiration of this Agreement, (b) Licensed System products which are under development and covered by an executed Licensed System Appendix at expiration may be completed provided that First Commercial Shipment begins by no later than twelve (12) months following expiration, (c) Licensed System products which Peerless can demonstrate to Adobe's reasonable satisfaction are follow-on products (i.e., products similar to previously developed Licensed System products which capitalize on the OEM Customer's earlier development effort and use the same Peerless SDK), may be developed provided that the development of such follow-on Licensed System

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

products are completed and First Commercial Shipment begins by no later than eighteen (18) months following expiration. Other than as expressly set forth above, Peerless shall have no rights to sublicense the use of Adobe Information after the expiration of this Agreement. In the event of such expiration, Peerless' obligations hereunder, including but not limited to its obligation to maintain and support existing Licensed Systems, and make royalty and other payments to Adobe with regard to such Licensed Systems, shall continue in full force and effect. Peerless shall provide for automatic termination of the OEM Customer's sublicensing rights to the Adobe Information when the OEM Customer has ceased distributing all Licensed System products. Upon such termination Peerless shall take all reasonable measures to ensure that the OEM Customer ceases all further use of and returns or destroys all Adobe Information in its possession and continues to protect the Adobe Information in accordance with the provisions in Paragraph 12.9 ("Obligations on Termination or Expiration"). Peerless shall require that OEM Customer provide to Peerless within thirty (30) days of termination a certificate in writing acknowledging that OEM Customer has complied with its obligations to return or destroy all Adobe Information in its possession.

     12.6 Termination of Peerless' Rights Under Paragraphs 12.3, 12.4 and 12.5. Notwithstanding Peerless' limited rights under Paragraphs 12.3 ("Termination by Adobe for Cause"), 12.4 ("Accelerated Expiration of Term") and 12.5 ("Expiration
- No Renewal") to continue sublicensing the use of Adobe Information to its OEM Customers, all such sublicensing rights and all other rights and licenses under this Agreement shall terminate immediately in the event of a material breach by Peerless under this Agreement. Upon such termination Peerless shall take all reasonable measures to ensure that its OEM Customers cease all further use of and return or destroy all Adobe Information in their possession and continue to protect the Adobe Information in accordance with the provisions in Paragraph
12.9 ("Obligations on Termination or Expiration"). Peerless shall require that each such OEM Customer provide to Peerless within thirty (30) days of termination a certificate in writing acknowledging that OEM Customer has complied with its obligations to return or destroy all Adobe Information in its possession.

     12.7 Obligation to Terminate an OEM Customer's Sublicensing Rights. Peerless shall terminate an OEM Customer's right to use the Adobe Information if an OEM Customer materially breaches any of its obligations under the Peerless OEM Agreement or LOA, as applicable, with respect to the Adobe Information and fails to remedy such breach within thirty (30) days after receiving notice of said breach. The termination of such individual OEM Customer's rights to use Adobe Information shall not however terminate this Agreement unless Peerless fails to take the necessary action in a prompt manner to remedy such breach by its OEM Customer or terminate OEM Customer's rights to use the Adobe Information under the Peerless OEM Agreement or LOA. Upon such termination Peerless shall take all reasonable measures, including but not limited to seeking injunctive relief in a court of law, to ensure that its OEM Customer ceases all further use of and returns or destroys all Adobe Information in its possession and continues to protect the Adobe Information in accordance with the provisions in Paragraph
12.9 ("Obligations on Termination or Expiration"). Peerless shall require that OEM Customer provide to Peerless within thirty (30) days of termination a certificate in writing acknowledging that OEM Customer has complied with its obligations to return or destroy all Adobe Information in its possession.

     12.8 Bankruptcy. Notwithstanding any other term of this Agreement, in the event that Peerless becomes insolvent pursuant to Section 101(29) of the Bankruptcy Code, is adjudicated bankrupt, or if a Receiver or Trustee is appointed for Peerless for a substantial portion of its assets, or is admitted to the benefits of any procedure for the settlement of debts or an assignment for the benefit of its creditors, this Agreement shall terminate.

     12.9 Obligations on Termination or Expiration. Upon termination or expiration of this Agreement:

          12.9.1 Licenses Terminated. Except as expressly set forth in Paragraph
12.3 ("Termination by Adobe for Cause"), Paragraph 12.4 ("Accelerated Expiration of Term") and Paragraph 12.5 ("Expiration-No Renewal") above, the licenses granted pursuant to Paragraph 2 ("Scope of Peerless' License") shall terminate immediately.

          12.9.2 Safeguarding of Proprietary Rights. Peerless, its Third Party Developers and its OEM Customers shall continue to be responsible for safeguarding the proprietary rights of Adobe and Adobe's suppliers in accordance with this Agreement, including Paragraph 6 ("Proprietary Rights and Legends") and Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") and Exhibit N-2 ("Additional Secure Procedures for Handling Adobe Restricted Information"), after such termination or expiration. Paragraph 6 ("Proprietary Rights and Legend"), Paragraph 8 ("Payments"), Paragraph 9 ("Performance Warranty"), Paragraph 10 ("Peerless Support"), Paragraph 11 ("Proprietary Rights Indemnity"), Paragraph 12 ("Term and Termination"), Paragraph 13 ("Limitation of Liability"), and Paragraph 14 ("General") shall survive any expiration or termination of this Agreement.

          12.9.3 Return or Destruction of Adobe Information. Except as expressly set forth in Paragraph 12.3 ("Termination by Adobe for Cause"), Paragraph 12.4 ("Accelerated Expiration of Term") and Paragraph 12.5 ("Expiration-No Renewal"), Peerless will immediately discontinue use and distribution of, and return or destroy all copies of, Adobe Information and other Adobe deliverables in its possession (including copies placed in any storage device under Peerless' control). Upon Adobe's request or at such time as all of Peerless' OEM Customers' sublicensing rights to use the Adobe Information have terminated in accordance with Paragraph 12.3 ("Termination by Adobe for Cause"), Paragraph
12.4 ("Accelerated Expiration of Term") or Paragraph 12.5 ("Expiration-No Renewal"), Peerless shall warrant in writing to Adobe its return or destruction of all of Adobe's proprietary information within thirty (30) days of termination or expiration.

          12.9.4 Payment. The payment date of all monies due Adobe shall automatically be accelerated so that they shall become due and payable on the effective date of termination, even if longer terms had been provided previously; provided, however, that for payment of future royalties and fees payable by an OEM Customer to Peerless when earned, Peerless shall pay Adobe the applicable amounts, as described herein, when such payments are made to Peerless.

13.  LIMITATION OF LIABILITY.

     NEITHER ADOBE NOR ITS SUPPLIERS WILL BE LIABLE TO PEERLESS, OEM CUSTOMERS, OR ANY OTHER PARTY FOR ANY LOSS OF USE, INTERRUPTION OF

BUSINESS OR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOST PROFITS) REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ADOBE OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. The foregoing limitation of liability is independent of any exclusive remedies for breach of warranty set forth in this Agreement.

14.  GENERAL.

     14.1 Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

     14.2 Attorneys' Fees. In the event any proceeding or lawsuit is brought by Adobe, its suppliers or Peerless in connection with this Agreement, the prevailing party in such proceeding shall be entitled to receive its costs, expert witness fees and reasonable attorneys' fees, including costs and fees on appeal.

     14.3 Forum. All disputes arising under this Agreement may be brought in the state and federal courts located in San Jose, California, as permitted by law. Peerless consents to the personal jurisdiction of the above courts.

     14.4 Notices. All notices or reports permitted or required under this Agreement shall be in writing and shall be delivered by personal delivery, telegram, telex, telecopier, facsimile transmission, or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to:
(i) the contract representative designated in the Adobe Deliverables Appendix or in the specific SDK Appendix if the notice or report relates to one or more specific Peerless SDKs, and (ii) a copy to the signatory of this Agreement at the address set forth at the end of this Agreement or such other address as either party may specify in writing. If the notice is to Adobe, a copy shall also be sent to the attention of its General Counsel.

     14.5 Injunctive Relief. It is understood and agreed that, notwithstanding any other provisions of this Agreement, breach of the provisions of this Agreement by Peerless, or the breach by OEM Customers of the terms and conditions set forth in Exhibit B ("Minimum Terms of Peerless OEM Agreements"), will cause Adobe irreparable damage for which recovery of money damages would be inadequate, and that Adobe shall therefore be entitled to obtain timely injunctive relief to protect Adobe's rights under this Agreement in addition to any and all remedies available at law. In the event Peerless, or its OEM Customers continue to distribute the Revised Object, Font Programs, Host Software, or any portion thereof after its right to do so has terminated or expired, Adobe shall also be entitled to injunctive relief, including, without limitation, an order directing that any copies of the Revised Object, Font Programs, Host Software, or any portion thereof, which Peerless or its OEM Customers attempt to import into any country or territory be seized, impounded and destroyed by Customs officials in order to prevent such importation.

     14.6 No Agency. Nothing contained herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties.

     14.7 Force Majeure. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, material shortages or any other cause which is beyond the reasonable control of such party. Payments which are otherwise due and payable may be deferred with the prior written approval of the creditor and for a limited period and such approval shall not be withheld if the debtor party can demonstrate to the other party's reasonable satisfaction that the failure to pay is due to the force majeure.

     14.8 Waiver. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

     14.9 Severability. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

     14.10 Headings. The paragraph headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or extent of such paragraph or in any way affect this Agreement.

     14.11 No Patent License. This Paragraph shall survive termination or expiration of this Agreement.

           14.11.1 Adobe Patents. As used herein, "Adobe Patent Right" means any right arising under any United States or foreign patent now owned by, or later issued or assigned to Adobe, applicable to the Adobe Information. Adobe covenants that, to the extent that Peerless, Peerless' OEM Customers as authorized in this Agreement, OEM Customer's End Users, and Peerless' other direct and indirect customers of Peerless SDKs or Revised Object (collectively "Customers") exercise the rights expressly granted to Peerless, or which Peerless is authorized to grant to Customers herein, Adobe will not (a) assert any Adobe Patent Right against Peerless, (b) assert any Adobe Patent Right against Customers, or (c) require any additional fee or royalty from Peerless or Customers based upon any Adobe Patent Right. Except to the extent of such covenant not to assert any Adobe Patent Right, nothing contained herein shall be construed as conferring, by implication, estoppel, or otherwise, any license or right with respect to any Adobe Patent Right.

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

           14.11.2 Peerless Patents. As used herein, "Peerless Patent Right" means any patent right arising under any United States or foreign patent issued or assigned to Peerless and having a filing date after the inventor had access to the Adobe Support Information in which (a) an inventor is (i) an employee of Peerless who has had access to the Adobe Support Information or (ii) an independent contractor who has had access to the Adobe Support Information and has assigned patent rights in the claimed invention to Peerless and (b) the techniques, algorithms or processes contained in the Adobe Support Information, or adaptations of such techniques, algorithms or processes are an essential element of the patented invention. Should any disputes arise as to whether any patent falls within the above definition of Peerless patent, then Peerless and Adobe agree to submit to mutually acceptable alternative dispute resolution. Peerless Patent Right shall not include any patent applications filed three (3) years after termination or expiration of this Agreement. Peerless covenants that it will not (a) assert any Peerless Patent Right against Adobe or against its sublicensees or customers for products containing Adobe Support Information of a similar nature to that distributed by Peerless or its OEM Customers, or (b) require any fee or royalty from Adobe or such sublicensees or customers for the sale of such products based upon Peerless Patent Rights. Except to the extent expressed above, nothing contained herein shall be construed as conferring, by implication, estoppel, or otherwise any license or right with respect to any Peerless Patent Right.

     14.12 Assignment.

           14.12.1 Assignment by Peerless. Peerless shall not assign or transfer this Agreement or any rights or obligations arising under this Agreement without the prior written approval of Adobe, except that Peerless may assign this Agreement, and all of the rights and obligations thereto, in the event that all or substantially all (i.e., more than fifty percent (50%)) of Peerless' assets are transferred to, or more than fifty percent (50%) of Peerless' outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) hereafter becomes owned or controlled by a third party, provided that such third party is not engaged in Clone Product development, as that term is defined below. Any such assignment shall be contingent upon Peerless substantiating to Adobe's reasonable satisfaction that the assignment is to a third party not engaged in Clone Product development and that all other conditions set forth in this Paragraph have been satisfied. "Clone Product development" is defined herein to mean having engineers working on or deployed in creating specifications, documentation or software code for components of a Clone Product or having access to source code materials for Clone Product technology of another party whether by license or other means. Where such an assignment or transfer requiring Adobe's prior written approval is under consideration by Peerless, Peerless may choose to protect the confidentiality of such disclosure by disclosing such information only to an executive-level officer of Adobe. At the time of such disclosure, Peerless shall inform the recipient of the nature of the request and that the information to be disclosed is to be shared only with other executive-level officers of Adobe. Peerless shall provide the recipient with sufficient information to allow Adobe to give due consideration to the request. If Peerless attempts to assign this Agreement in derogation of the foregoing, or fails to obtain Adobe's prior written approval, as required hereunder, this Agreement shall terminate effective immediately and Peerless shall retain only such rights as described in Paragraph 12.3 ("Termination by Adobe for Cause") and subject to all of the provisions set forth therein.

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

           14.12.2 Assignment by Adobe. Adobe's rights and obligations, in whole or in part, under this Agreement may be assigned by Adobe. Adobe may exercise full transfer and assignment rights in any manner at Adobe's discretion and specifically may sell, pledge, or otherwise transfer its right to receive royalties under this Agreement.

           14.12.3 Assignment by OEM Customer. Peerless may approve a proposed assignment by OEM Customer of its rights under a Peerless OEM Agreement provided that the assignee agrees to accept all of the obligations as well as the rights thereunder. Peerless shall grant such approval only if the assignee would be an acceptable OEM Customer in accordance with the terms of this Agreement.

     14.13 Export. Peerless acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities and technical data of United States origin, including the Adobe Support Information and products produced therefrom. Peerless agrees that it will not export or re-export the Adobe Support Information or products produced therefrom in any form, without the appropriate United States and foreign governmental licenses. Peerless agrees that its obligations pursuant to this Paragraph shall survive and continue after any termination or expiration of rights under this Agreement.

     14.14 Full Power. Each party warrants that it has full power to enter into and perform this Agreement, and the person signing this Agreement on each party's behalf has been duly authorized and empowered to enter into this Agreement. Peerless further acknowledges that it has read this Agreement, understands it and agrees to be bound by it.

     14.15 Confidential Agreement. This Agreement, and the terms and conditions herein, shall not be disclosed by either party without the prior written consent of the other party, provided however, that Peerless is permitted to disclose information contained in the Agreement (but excluding any payment or pricing information) to the extent required to enable Peerless to exercise its sublicensing rights hereunder. Furthermore, either party may disclose the Agreement to the extent such disclosure is required by a government agency by judicial order from a court of competent jurisdiction, provided, however, that such party will promptly notify the other party before any such disclosure, and upon the other party's request, shall cooperate with the other party to minimize the disclosure of such information and/or work with the other party to obtain a protective order prior to such disclosure.

     14.16 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

     14.17 Entire Agreement. This Agreement together with the exhibits and appendices completely and exclusively states the agreement of the parties regarding its subject matter. It supersedes, and its terms govern, all prior proposals, agreements, or other communications between the parties, oral or written, regarding such subject matter. This Agreement shall not be modified except by a subsequently dated written amendment or appendix signed on behalf of Adobe and Peerless by their duly authorized representative and any provision of a purchase order purporting to supplement or vary the provisions hereof shall be void. In the event of any conflict between the terms of this Agreement and any appendix hereto, the terms of the appendix shall control for the Peerless SDK or Licensed System described therein.

       IN WITNESS WHEREOF, the parties hereto have caused this PostScript Software Development License and Sublicense Agreement to be executed by their duly authorized representatives.

Adobe:                                     Peerless:

ADOBE SYSTEMS INCORPORATED                 PEERLESS SYSTEMS CORPORATION


By:    /s/ Bruce R. Chizen                 By:    /s/ Thomas B. Ruffolo
Print                                      Print
Name:  Bruce R. Chizen                     Name:  Thomas B. Ruffolo
Title: Executive Vice President            Title: V.P. Corporate Development
       Worldwide Products & Marketing
Date:  7-23-99                             Date:  7-21-99

Address for Notice:                        Address for Notice:
345 Park Avenue                            2381 Rosecrans Avenue
San Jose, CA 95110-2704                    El Segundo, CA  90245

                                    EXHIBIT A

                               *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    Exhibit B

                    Minimum Terms of Peerless OEM Agreements

1.       Contract Obligations.

         1.1 Third Party Beneficiary. OEM Customer is hereby notified and agrees that Adobe Systems Incorporated, a Delaware corporation located at 345 Park Avenue, San Jose, California 95110-2704 ("Adobe") is a third-party beneficiary to this Peerless OEM Agreement to the extent that this Agreement contains provisions which relate to OEM Customer's use of the Adobe Information as incorporated in the Peerless deliverables licensed and delivered to OEM Customer herein. Such provisions are made expressly for the benefit of and are enforceable by Adobe in addition to Peerless. OEM Customer shall also ensure that Adobe is a named third party beneficiary as to any use of the Adobe Information in any agreement authorizing an OEM Remarketer Customer to distribute Licensed Systems as set forth in this Agreement.

         1.2 Assignment. OEM Customer's rights and obligations with regard to Adobe Information and Adobe Trademarks granted hereunder may not be assigned by OEM Customer in whole or in part without the prior written approval of Peerless. For the purposes of this Paragraph, a change in the persons or entities who control fifty percent (50%) or more of the equity securities or voting interest of OEM Customer shall be considered an assignment of OEM Customer's rights and obligations.

         1.3 Termination of Rights in Adobe Information.

             1.3.1 Termination for Cause - Breach by OEM Customer. OEM Customer's rights and licenses to use the Adobe Information under this Agreement shall terminate effective immediately in the event of any material breach by OEM Customer if OEM Customer materially breaches its obligations under this Agreement and fails to remedy such breach within thirty (30) days after receiving notice of said breach from Peerless or Adobe.

             1.3.2 Termination for Cause - Breach by Peerless. In the event Peerless materially breaches its obligations under its agreement with Adobe and fails to remedy such breach within thirty (30) days after receiving notice of said breach from Adobe, or it Peerless attempts to assign or transfer the agreement with Adobe to a third party in violation of its agreement with Adobe, this Agreement and OEM Customer's rights hereunder shall terminate immediately except as otherwise provided below. Upon such termination for cause, and contingent upon Peerless having fully performed its obligations to pay Adobe all monies earned by Adobe under its agreement with Adobe to that date, OEM Customer's rights under this Agreement with respect to sublicensing the use of Adobe Information shall continue to the extent required to allow OEM Customer to continue shipping already certified Licensed System products for the commercial life of such Licensed Systems. After such termination for cause, OEM Customer shall not continue to develop new Licensed System products and shall immediately cease using any portion of the Adobe Information in source code form, the Adobe Header Files or the Adobe Certification Test Suite. Within thirty (30) days of termination for cause, OEM Customer shall return or destroy all the above specified Adobe Information in its possession. OEM Customer's rights that survive termination for cause for the limited purpose specified herein shall immediately terminate (a) in the event of a failure by Peerless to pay any monies due and payable to Adobe under the agreement with Adobe, or (b) at such time as OEM Customer ceases distributing all of its Licensed System products or sooner in case of material breach by OEM Customer in accordance with Paragraph 1.3.1 ("Termination for Cause - Breach by OEM Customer"). In the event such sublicensing rights have terminated, pursuant to either of the conditions described in (a) or (b) above, OEM Customer shall immediately cease all further use of and return or destroy all Adobe Information in its possession and continue to protect the Adobe Information in accordance with the provisions in this Agreement. Within thirty (30) days of such termination, OEM Customer shall provide Peerless with a certification in writing acknowledging that it has complied with its obligation to return or destroy all Adobe Information in its possession.

             1.3.3 Accelerated Expiration of Term. The term of the agreement between Adobe and Peerless will be automatically reset for * from the date Adobe receives a written notice from Peerless indicating that Peerless intends to begin marketing or selling Clone Products. In the event of such resetting of the term and at the end of such * period, Peerless' right to sublicense to OEM Customer and OEM Customer's right to use the Adobe Information under a grant of sublicensing rights is limited as follows: Peerless may continue to sublicense the use of Adobe Information to OEM Customer for the purpose of completing the development of new Licensed System products provided that all such products have been certified and begin First Commercial Shipment by no later than ninety (90) days following the termination of the * accelerated term. Peerless' rights with respect to permitting OEM Customer to distribute Licensed System products shall continue for the commercial life of such products, provided that only those Licensed System products which meet the First Commercial Shipment date specified above shall be covered. OEM Customer's rights to use the Adobe Information under this Agreement shall immediately terminate when OEM Customer has ceased distributing all such Licensed System products. Upon such termination OEM Customer shall immediately cease all further use of and return or destroy all Adobe Information in its possession and continue to protect the Adobe Information in accordance with the provisions in this Agreement. Within thirty
(30) days of such termination, OEM Customer shall provide Peerless with a certification in writing acknowledging that it has complied with its obligation to return or destroy all Adobe Information in its possession.

             1.3.4 Expiration - No Renewal. In the event the agreement between Peerless and Adobe is allowed to expire (hereinafter "Expiration Date"), Peerless' rights with respect to sublicensing the use of Adobe Information to OEM Customer under this Agreement shall continue for Licensed System products that have already been certified pursuant to an executed Licensed System Appendix between Peerless and OEM Customer for the commercial life of such Licensed System products. In addition, Peerless' rights to sublicense to OEM Customer the use of Adobe Information for developing new Licensed System products hereunder is contingent upon the following conditions being met: (a) Licensed System products which are in the proposal stage and on which OEM Customer has not yet begun development may be developed provided that the development of such Licensed System product is completed under a Licensed System Appendix and the date of First Commercial Shipment occurs no later than twelve
(12) months following the Expiration Date, (b) Licensed System products which are under development on the Expiration Date and covered by an executed Licensed System Appendix between Peerless

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

and OEM Customer may be completed provided that First Commercial Shipment begins by no later than twelve (12) months following the Expiration Date, (c) Licensed System products which Peerless can demonstrate to Adobe's reasonable satisfaction are follow-on products (i.e., products of OEM Customer similar to previously developed Licensed System products which capitalize on OEM Customer's earlier development effort and use the same Peerless SDK), may be developed provided that the development of such follow-on Licensed System products are completed and First Commercial Shipment begins by no later than eighteen (18) months following the Expiration Date. Other than as expressly set forth above, OEM Customer shall have no right to continue using Adobe Information after the Expiration Date. OEM Customer's rights to use the Adobe Information under this Agreement shall immediately terminate when OEM Customer has ceased distributing all such Licensed System products. Upon such termination OEM Customer shall immediately cease all further use of and return or destroy all Adobe Information in its possession and continue to protect the Adobe Information in accordance with the provisions in this Agreement. Within thirty (30) days of such termination, OEM Customer shall provide Peerless with a certification in writing acknowledging that it has complied with its obligation to return or destroy all Adobe Information in its possession.

             1.3.5 Upon Termination or Expiration of this Agreement. In the event of any termination or expiration of this Agreement:

                   (i) Except as set forth in Paragraphs 1.3.2 ("Termination for Cause - Breach by Peerless"), 1.3.3 ("Accelerated Expiration of Term") and
1.3.4 ("Expiration - No Renewal") above, all sublicense rights in the Adobe Information granted pursuant to this Agreement shall terminate immediately;

                   (ii) OEM Customer shall continue to be responsible for safeguarding the proprietary rights of Adobe and Adobe's suppliers in accordance with this Agreement, including Paragraph 4 ("Protection of Proprietary Information") and Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") of the Adobe and Peerless Agreement, after such termination or expiration.

                   (iii) Except as expressly set forth in Paragraphs 1.3.2 ("Termination for Cause - Breach by Peerless"), 1.3.3 ("Accelerated Expiration of Term") and 1.3.4 ("Expiration - No Renewal") above, OEM Customer shall immediately discontinue use and distribution of, and return or destroy all copies of, Adobe Information and other Adobe deliverables in its possession (including copies placed in any storage device under OEM Customer's control). Upon Peerless' request, OEM Customer shall certify in writing to Peerless its return or destruction of all of Adobe's proprietary information within thirty
(30) days of termination or expiration.

2.   LICENSES AND RESTRICTIONS.

     2.1 Revised Object License Restrictions. Commercial distribution or use (other than for development) of Revised Object shall be limited to versions in ROM form, or encrypted versions executable from RAM, protected in a manner approved by Adobe in writing or in accordance with Paragraph 4.4 ("Protection Mechanisms") below.

     2.2 Font Program License Restrictions. OEM Customer's license under the Peerless OEM Agreement will terminate upon termination of the agreement between Adobe and the Trademark owner, if any, pertaining to such Font Program, at which time Adobe shall have the right to substitute a Font Program for an equivalent Typeface.

             2.2.1 PostScript 3 Minimum Font Program Requirements. OEM Customers agree that all Licensed Systems containing PostScript 3 Software distributed hereunder shall include at a minimum the Font Programs described below.

                   2.2.1.1 For a "Roman Version(s)" of a Licensed System, the Extended Roman Font Program Set identified Exhibit D ("Extended Roman Font Program Set") attached hereto.

                   2.2.1.2 For a "Japanese Version(s)" of a Licensed System distributed for use in Japan, the Extended Roman Font Program Set identified in Paragraph 2.2.1.1 above, and the Font Programs for Japanese Typefaces identified in Paragraph 1 ("Font Programs for Japanese Typefaces") of Exhibit D-1 ("Non-Roman Font Programs") attached hereto, in the minimum configuration specified in Paragraph 9.1.1 ("Minimum Bundling Requirements for Japanese Typefaces") of Exhibit O ("Royalty Payments and Other Fees"), as specified in a Licensed System Appendix.

                   2.2.1.3 For a "Chinese Version(s)" of a Licensed System, distributed for use in the People's Republic of China, Taiwan or Hong Kong, the Extended Roman Font Program Set identified in Paragraph 2.2.1.1 above, and the Font Programs for Chinese Typefaces identified in Paragraph 2 ("Font Programs for Chinese Typefaces") of Exhibit D-1 ("Non-Roman Font Programs") attached hereto, in the minimum configuration specified in a Licensed System Appendix.

                   2.2.1.4 For a "Korean Version(s)" of a Licensed System, distributed for use in Korea, the Extended Roman Font Program Set identified in Paragraph 2.2.1.1 above, and the Font Programs for Korean Typefaces identified in Paragraph 3 ("Font Programs for Korean Typefaces") of Exhibit D-1 ("Non-Roman Font Programs") attached hereto, in the minimum configuration specified in a Licensed System Appendix.

             2.2.2 Adobe-supplied Wingdings(R) Typeface Requirements. OEM Customer shall reproduce, have reproduced and distribute a Font Program for the Wingdings(R) Typeface supplied by Adobe hereunder (the "Wingdings Font Program") only in the Adobe Compact Font Format ("CFF") or TrueType Format and either (i) embedded in ROM or on a hard disk that is bundled with a Licensed System or (ii) as part of any other Adobe provided host-based component of a Licensed System. In the event that the Wingdings Font Program is provided to OEM Customer in CFF, OEM Customer shall treat the fact as Adobe Support Information pursuant to Paragraph 4.2 of Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information")), and OEM Customer shall, not disclose such fact to its distributors, resellers or End Users, provided however that OEM Customer may disclose or advertise that the Wingdings Font Program is in a compressed format, where applicable.

             2.2.3 Adobe-supplied Heisei Japanese Typeface Requirements. OEM Customer shall include the following notice in documentation and materials accompanying any product that refers to the Font Programs for Japanese Typefaces in Paragraph 1(b) ("Heisei Japanese Typefaces") of Exhibit D-1 ("Non-Roman Font Programs"):

                   "The Heisei Fonts (list the applicable fonts by name) have been licensed for use from the Japan Standards Association Font Design Center. Unauthorized reproduction as a font is prohibited."

                   OEM Customer is not a member of the Japan Standards Association Font Design Center so Adobe is required to notify the Font Design Center of this license to OEM Customer prior to First Commercial Shipment of the Heisei Japanese Typefaces with a Licensed System. OEM Customer consents to such notification.

        2.3 Adobe Driver Software Restrictions. In connection with the delivery of any Adobe Driver Software, Peerless may supply OEM Customer with development tools such as plug-in and localization kits to allow OEM Customer to make limited modifications and/or localize the Adobe Driver Software. OEM Customer agrees that it (a) shall use such tools solely to localize or customize the Adobe Driver Software for use by End Users in conjunction with Licensed Systems,
(b) shall not change the name of any Adobe Driver Software file or Adobe Driver Software icon without Adobe's prior written consent, (c) shall make only such modifications as are permitted by use of such tools in the normal and intended manner, and (d) shall ensure that the Adobe Driver Software, and any derivative thereof, is licensed under an OEM Customer End User Agreement containing the minimum terms described in Attachment 1 ("Minimum Terms of End User Agreements") to this Exhibit hereto. "Adobe Driver Software" means driver software, and accompanying utility files and installation tools, all in object code form, which enable application programs to communicate with printers containing PostScript software from Adobe, including any enhancements, modifications or localizations provided by Adobe and any localizations or modifications made by OEM Customers, through its use of the applicable Adobe development tools (subject to OEM Customer's ownership of such modifications as set forth in Paragraph 3.1 ("OEM Customer Modifications") of this Agreement).

        2.4 End User Documentation Restrictions. Subject to the modifications expressly allowed herein, OEM Customer agrees to distribute the End User Documentation in its entirety as provided to OEM Customer by Peerless with the applicable Host Software. OEM Customer agrees that it will not modify or delete any copyright notices or other proprietary notices included in the End User Documentation as provided to OEM Customer by Peerless. Except for the specific licenses granted in this Peerless OEM Agreement, OEM Customer shall have the same rights and obligations hereunder with respect to End User Documentation as those for Host Software in object code form.

        2.5 PPD File Restrictions. OEM Customer agrees to bundle the corresponding PPD File with each copy of the Revised Object it distributes hereunder.

        2.6 PostScript Language Specification Restrictions. OEM Customer shall not make any PostScript Language Specification available for general distribution or resale through the retail trade, either through OEM Customer or OEM Customer's publisher. OEM Customer agrees that no right is granted herein to reproduce Addison-Wesley's foreign language versions of the PostScript Language Specification. OEM Customer's right to sublicense its customers (excluding End Users) shall be solely to reproduce, in whole or in part, and distribute the PostScript Language Specification in accordance with the same terms and conditions imposed on OEM Customer in this Paragraph. Such customers shall not have the right to modify the PostScript Language Specification received from OEM Customer.

     2.7 Changes to Adobe Software. In view of the desire of Peerless, OEM Customer and Adobe to establish and maintain an industry standard PostScript interpreter, OEM Customer shall not make, without the express written permission of Peerless, any changes or additions to, enhancements in, or deletions from, the Adobe Software, if such changes or enhancements would in any way change the PostScript language imaging model, syntax, semantics, or functionality of the PostScript language.

     2.8 Limited Functional Scope of License. With respect to the grant of a sublicense to an OEM Customer to distribute Revised Object containing CPSI Software, Peerless shall require that the OEM Customer limit End User's right to use such Revised Object (a) on a single CPU, (b) to control the output from Designated Output Devices only, and (c) to generate output for no more than one Designated Output Device at a time, unless with Peerless' prior written approval and subject to applicable terms, including additional royalty obligations, as described in an applicable Licensed System Appendix."

3.   GRANT BACK LICENSES.

     3.1 OEM Customer Modifications. For any modifications made by OEM Customer to the Adobe Information which Peerless then supplies to Adobe in source code form and for any localizations created by OEM Customer pursuant to the licenses hereunder, OEM Customer shall be deemed to have granted to Adobe a perpetual, worldwide, royalty-free, fully paid-up license to use, modify, reproduce and distribute such source code, and any object code version thereof, and any localizations, and the right to sublicense all such licensed rights through multiple tiers of distribution. Subject to any limitations or prohibitions in Adobe's contracts with its third party vendors, Peerless or OEM Customer shall own all modifications (including localizations) made by OEM Customer pursuant to the licenses hereunder to the Adobe Software, Other Adobe Software and Host Software, provided that any such modifications or localizations shall be deemed to be derivative works based upon the underlying Adobe Information and shall be subject to all provisions of this Peerless OEM Agreement applicable to such underlying Adobe Information. Except as explicitly stated herein, Adobe shall own any other modifications to the Adobe Information.

     3.2 PPD File. OEM Customer shall be responsible for creating and delivering to Peerless, which in turn shall be delivered to Adobe, the PPD File for each Licensed System prior to Peerless' and/or Adobe's certification or testing of the applicable Revised Object pursuant to this Agreement, and providing any updated version of a PPD File in a timely manner following the availability of any updated version. OEM Customer shall be deemed to have granted to Adobe a perpetual, worldwide, royalty-free, fully paid-up license, and the right to sublicense all such licensed rights through multiple tiers of distribution to use, reproduce, modify and distribute any PPD Files, and any updates thereto, which OEM Customer creates for each Licensed System.

4.   PROTECTION OF PROPRIETARY INFORMATION.

     4.1 Adobe Information and Adobe Support Information. Adobe and its suppliers are the sole and exclusive owners of all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets, and other intellectual property rights to the Adobe Information. Except for the rights expressly enumerated herein, OEM Customer is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses with respect to the Adobe Information, and OEM Customer agrees that it will not exceed the scope of the licenses granted herein. OEM Customer agrees to protect the Adobe Support Information in accordance with Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") of the Adobe and Peerless Agreement the terms of which are hereby incorporated by reference herein. In addition, OEM Customer specifically acknowledges and agrees that other than as expressly set forth herein, OEM Customer shall not modify the Adobe Information, and shall in no instance attempt to modify Adobe Information provided solely in object code form. OEM Customer agrees that it will not attempt to alter, disassemble, decrypt, reverse engineer or decompile the Adobe Information that is provided solely in object code form. A failure by OEM Customer to protect Adobe Support Information in accordance with the provisions of Paragraph 4 ("Protection of Proprietary Information") shall constitute a material breach by OEM Customer and OEM Customer shall be liable to Adobe for any damages or losses arising out of such non-compliance.

     4.2 Adobe Trademarks. Any use of the Trademarks by OEM Customer or its OEM Remarketer Customer must be pursuant to terms substantially equivalent to those set forth in Exhibit L ("Use of Adobe Trademarks") and Paragraph 2.2.7 ("Trademark License") of the Adobe and Peerless Agreement the terms of which are hereby incorporated by reference herein. In addition to Adobe as the Trademark Owner, Peerless shall have the right to take action to ensure that use by an OEM Customer or OEM Remarketer Customer of Adobe Trademarks is in conformance with the requirements set forth in this Paragraph.

     4.3 Proprietary Notices. OEM Customer agrees that as a condition of its rights hereunder, each copy of the Adobe Information shall contain the same proprietary notices of Adobe and its suppliers which appear on or in such Adobe Information provided by Peerless to OEM Customer and as otherwise reasonably required by Peerless. More specifically, OEM Customer agrees that a valid Adobe copyright notice for the Revised Object, Font Programs and Host Software will appear on the media, or, in the case of Revised Object executing on a workstation or other host-based system, displayed on the single user screen of the workstation or other host-based system when the Revised Object is first invoked during an End User session, in the following format or such other format as Peerless specifies by written notice to OEM Customer:

         (a) the name of the program,

         (b) the word "Copyright" and the circled-c symbol(C)

         (c) the date of first publication of the Adobe Software, and

         (d) the name of the copyright owner and the words "All Rights
Reserved."

     4.4 Protection Mechanisms. OEM Customer shall employ copy protection, serialization, encryption or any other protection mechanism as may be specified in the applicable Licensed System Appendix to restrict or monitor unauthorized use of Adobe Software, Other Adobe Software and Font Programs licensed hereunder ("Protected Software"). The protection mechanism for Font Programs for Japanese, Korean and Chinese Typefaces will normally be provided by Peerless from Adobe and may include encryption as well as Copy Protection. "Copy Protection" shall mean a mechanism that ensures that the applicable Licensed System will implement a unique read-only PostScript Language LicenseID parameter to which each font configuration will be keyed. If the protection mechanism is supplied by Peerless as delivered from Adobe or its supplier, OEM Customer will use all reasonable means to ensure that such protection mechanism is not removed, subverted or disabled. In the event that it comes to Adobe's attention that any protection mechanism distributed by OEM Customer hereunder has been violated and Adobe reasonably believes that there is unlicensed use of the Protected Software caused by such violation, OEM Customer will supply a new protection mechanism within thirty (30) days of notification by Adobe. If Adobe can demonstrate that such corrective action is unsuccessful in resolving the problem, OEM Customer will take other action as required by Adobe, including stopping shipment of the Protected Software, until corrective measures are successfully implemented. If the OEM Customer's Licensed System is located in a network environment with Protected Software located on a server, OEM Customer shall employ a protection mechanism which permits End Users access to Protected Software only if such use is permitted in the license purchased by the End User from OEM Customer.

     4.5 End User License. OEM Customer will take all steps necessary to protect Adobe's proprietary rights in the Adobe information and to ensure that each copy of the Revised Object, Font Programs and Host Software distributed by OEM Customer to an End User, whether directly or through OEM Customer's usual distribution channels, will be accompanied by a localized copy of OEM Customer's or OEM Remarketer Customer's standard software license agreement applicable to such software (the "End User Agreement"). Such End User Agreement will include terms and conditions substantially equivalent to those set forth in Attachment 1 ("Minimum Terms of End User Agreements") to this Exhibit B to this Agreement. The End User Agreement may be (a) a written agreement signed by the End User, or
(b) a written agreement in the package containing the Revised Object, Font Programs and Host Software, or the user documentation for the Revised Object, Font Programs and Host Software, that is fully visible to the End User and that the End User accepts by opening the package. If Peerless in writing permits (based on Adobe's written permission to Peerless) OEM Customer, either directly or through its Remarketer Customer, to distribute Host Software in electronic form, OEM Customer shall ensure that upon the initial use of the Host Software, the End User is presented with a copy of the End User Agreement and is required to electronically accept the terms of the End User Agreement prior to accessing use of the functions of the Host Software. If OEM Customer is supplied Adobe Information by Peerless for distribution to End Users which is accompanied by an Adobe-supplied End User license, OEM Customer agrees to retain and to require its OEM Remarketer Customer to retain the End User license with the applicable Adobe Information distributed hereunder. If any such Adobe Information does not already include an

End User license, OEM Customer or OEM Remarketer Customer shall include its own End User Agreement that complies with the requirements set forth in this Paragraph with any such distribution. OEM Customer shall ensure that each component of Adobe Information that it or its OEM Remarketer Customer licenses to an End User as part of a compilation (for example, a CD-ROM software compilation) contains either an Adobe-supplied End User License if applicable, or is protected under an OEM Customer or OEM Remarketer Customer-supplied End User Agreement accompanying the compilation in accordance with the terms of this Paragraph. OEM Customer shall ensure that such End User Agreement contains a provision stating that in case of conflict the terms of any individual End User license shall prevail over the terms of the End User Agreement.

     4.6 LZW Patent Notice. OEM Customer shall include and shall require its OEM Remarketer Customer to include a notice that the Licensed System includes an implementation of LZW licensed under U.S. Patent 4,558,302. This notice must be displayed on OEM Customer's or OEM Remarketer Customer's product packaging, End User Agreement, or Licensed System documentation in a location reasonably visible to the OEM Customer and End Users.

     4.7 U.S. Government End Users. When distributing a Licensed System product to a U.S. Government End User, OEM Customer shall identify the Revised Object, Font Programs, Host Software and related documentation as a "commercial item," as that term is defined at 48 C.F.R. 2.101, and more specifically shall be identified as "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, OEM Customer will provide the Revised Object, Font Programs, Host Software and related documentation to U.S. Government End Users (a) only as a commercial end item and
(b) with only those rights as are granted to all other End Users pursuant to the terms and conditions herein.

     4.8 Foreign Government Agreements. OEM Customer will take all reasonable steps in making proposals and agreements with foreign governments other than the United States which involve the Revised Object, Font Programs, Host Software and related documentation to ensure that Adobe's proprietary rights in such Revised Object, Font Programs, Host Software and related documentation receive the maximum protection available from such foreign government for commercial computer software and related documentation developed at private expense.

     4.9 Patent Protection.

         4.9.1 Adobe Patents. As used herein, "Adobe Patent Right" means any right arising under any United States or foreign patent now owned by, or later issued or assigned to Adobe, applicable to the Adobe Information. Adobe covenants that, to the extent that OEM Customer, OEM Customer's End Users, and OEM Customer's other direct and indirect customers of Revised Object (collectively "Customers") exercise the rights expressly granted to OEM Customer under this Peerless OEM Agreement, or which OEM Customer is authorized to grant to Customers herein, Adobe will not (a) assert any Adobe Patent Right against OEM Customer, (b) assert any Adobe Patent Right against Customers, or (c) require any additional fee or royalty from OEM Customer or Customers based upon any Adobe Patent Right. Except to the extent of such covenant not to assert any Adobe Patent Right, nothing contained herein shall be construed as conferring, by implication, estoppel, or otherwise, any license or right with respect to any Adobe Patent Right.

          4.9.2 OEM Customer Patents. As used herein, "OEM Customer Patent Right" means any patent right arising under any United States or foreign patent issued or assigned to OEM Customer and having a filing date after the inventor had access to the Adobe Support Information in which (a) an inventor is (i) an employee of OEM Customer who has had access to the Adobe Support Information or
(ii) an independent contractor who has had access to the Adobe Support Information and has assigned patent rights in the claimed invention to OEM Customer and (b) the techniques, algorithms or processes contained in the Adobe Support Information, or adaptations of such techniques, algorithms or processes are an essential element of the patented invention. Should any disputes arise as to whether any patent falls within the above definition of OEM Customer Patent Right, then OEM Customer and Adobe agree to submit to mutually acceptable alternative dispute resolution. OEM Customer Patent Right shall not include any patent applications filed three (3) years after termination or expiration of this Agreement. OEM Customer covenants that it will not (a) assert any OEM Customer Patent Right against Adobe or against its sublicensees or customers for products containing Adobe Support Information of a similar nature to that distributed by OEM Customer, or (b) require any fee or royalty from Adobe or such sublicensees or customers for the sale of such products based upon OEM Customer Patent Rights. Except to the extent expressed above, nothing contained herein shall be construed as conferring, by implication, estoppel, or otherwise any license or right with respect to any OEM Customer Patent Right.

     4.10 Survival. OEM Customer's obligation to protect Adobe's proprietary rights as set forth in this Paragraph 4 ("Protection of Proprietary Information") shall survive any termination of its Peerless OEM Agreement.

5.   MARKETING GUIDELINES.

     5.1 Marketing Effort. OEM Customer agrees to use commercially reasonable efforts to (a) promote the Licensed Systems, and (b) undertake the following marketing programs or such marketing programs described in the applicable Licensed System Appendix:

          5.1.1 Press Releases. OEM Customer agrees to allow Peerless to review all announcements and press releases pertaining to Licensed Systems prior to their release to the public or the press, and to incorporate all changes that Peerless may reasonably request to ensure correct Trademark usage and accuracy of content.

          5.1.2 Trade Shows. OEM Customer agrees to prominently display the Licensed System, using the Adobe PostScript logo or other trademarks designated by Adobe, at all trade shows where OEM Customer displays printer products, and to clearly identify the Licensed System as an Adobe PostScript product at such shows.

           5.1.3 Adobe PostScript Logo. OEM Customer agrees to use the Trademarks (including the Adobe PostScript logo) in accordance with Exhibit L ("Use of Adobe Trademarks") of the Adobe and Peerless Agreement.

           5.1.4 Adobe Marketing Materials. If Adobe or Peerless provides OEM Customer with any printed marketing materials that describe to End Users the use and benefits of Adobe Software, including any End User registration materials, OEM Customer agrees to distribute such materials with each Licensed System or applicable Licensed System component distributed by OEM Customer hereunder. OEM Customer agrees to reproduce (e.g., on CD-ROM media) and distribute as set forth herein, and at OEM Customer's expense, any such materials provided by Adobe or Peerless to OEM Customer electronically.

           5.1.5 Point-of-Purchase. Upon Peerless' request, OEM Customer agrees to consult with Peerless in the development of applicable product brochures and other marketing materials related to Licensed Systems. If Peerless supplies such promotional materials to OEM Customer for distribution, OEM Customer will use the promotional materials in its reseller promotions.

           5.1.6 Web Site. The parties agree to implement mutually acceptable co-marketing activities utilizing each company's World Wide Web (the "Web") site. Such activities will include, but will not necessarily be limited to, the following:

                 5.1.6.1 OEM Customer Site. Peerless will provide to OEM Customer content describing the Adobe PostScript technology and its features and benefits and OEM Customer agrees to include such Peerless-provided content on its external Web site. The parties agree to promptly resolve any content and/or style disputes in good faith. OEM Customer shall make prominent use of the Adobe PostScript logo (or other such logo as Adobe may designate from time to time) on each screen/page where PostScript product literature pertaining to Adobe PostScript technology is displayed. OEM Customer will also provide a link on its Web site where Licensed Systems are promoted, to the target page at Peerless' Web site which contains generic information and education about the PostScript technology. Agreement by OEM Customer to link to such Peerless Web site is contingent on the target Web page (URL) containing only PostScript-related technology involving Adobe technology. In addition to the foregoing, if OEM Customer has a channel or VAR-specific Web site, OEM Customer will include all PostScript training materials in PDF format (if available) for channel training purposes.

                 5.1.6.2 Peerless Web Site. Peerless will provide a link on its Web site for the PostScript technology to the page on OEM Customer's site where the Licensed Systems are promoted. Agreement by Peerless to link to OEM Customer's Web site is contingent on the URL not containing any information about technology that competes with the Adobe PostScript technology, the names of any vendors of such competing technology, or links to other Web sites containing any such information.

     5.2 Conformance to Marketing Guidelines. At least thirty (30) days prior to First Commercial Shipment of Revised Object for a particular Licensed System, and from time to time thereafter at Peerless' request, OEM Customer agrees to provide Peerless with copies of all marketing materials related to such Licensed System as proof of implementation of the above marketing guidelines. Peerless shall have fifteen (15) days from receipt of such materials to review and approve such materials. In the event that Peerless does not provide OEM Customer with comments to such materials within such fifteen (15) day period, Peerless will be deemed to have approved such materials.

     5.3 Clone Products. * With respect to any Clone Products which OEM
Customer develops or markets, OEM Customer agrees that it will not exploit its access to the Adobe Information, its relationship with Adobe, or the existence in its product line of Licensed Systems containing PostScript software to promote or legitimize Clone Products. Furthermore, OEM Customer agrees to use best efforts to distinguish Licensed Systems from Clone Products when displaying or referring to Licensed Systems in advertisements, catalogs, brochures and at trade shows by (a) identifying the Licensed Systems prominently and exclusively with the Adobe PostScript logo in such proximity that the viewer is unlikely to associate the PostScript logo or any Adobe Trademark with the Clone Products, and (b) not associating the Adobe Trademarks with any Clone Product in advertising, press releases, and other promotional and marketing materials.

6.   GENERAL.

     6.1 Peerless Audit Right. OEM Customer shall maintain a complete, clear, accurate record of: (a) the number, type, and SRP for each Licensed System for which Revised Object is distributed or used internally by OEM Customer during the quarter, (b) the number of copies of Host Software distributed or used internally by OEM Customer during the quarter, (c) the number of Font Programs by Typeface, bundled with the Revised Object for use as a part of a Licensed System and licensed to End Users or used internally by OEM Customer during the quarter, and (d) any other information which may be required to determine whether OEM Customer is paying the correct royalty amount to Peerless for each Licensed System and royalty-bearing component distributed by OEM Customer hereunder. To ensure OEM Customer's compliance with the terms of its agreement with Peerless, Peerless shall have the right to conduct an inspection and audit of all the relevant accounting and sales books and records of OEM Customer during regular business hours at OEM Customer's offices and in such a manner as not to interfere with OEM Customer's normal business activities. In no event shall audits be made hereunder more frequently than every six (6) months.

     6.2 Disclaimers. ADOBE AND ITS THIRD PARTY SUPPLIERS MAKE NO WARRANTIES OF ANY KIND, EXPRESS, IMPLIED, ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, OR STATUTORY, AS TO THE ADOBE INFORMATION OR ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT ARE EXPRESSLY EXCLUDED. OEM CUSTOMER SHALL

NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES NECESSARY TO ENSURE THAT NEITHER IT NOR ANY OF ITS AGENTS, EMPLOYEES, OR CUSTOMERS SHALL MAKE OR PASS ON, ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION ON BEHALF OF ADOBE OR ITS THIRD PARTY SUPPLIERS TO ANY CUSTOMER, END USER, OR THIRD PARTY. Adobe shall have no responsibility for supporting OEM Customers or OEM Customer's End Users. Peerless or OEM Customer, either directly or indirectly, will provide End Users with reasonable End User documentation, warranty service, and telephone support for the use of Licensed Systems consistent with good industry practice.

     6.3 Injunctive Relief. It is understood and agreed that, notwithstanding any other provisions of this Agreement, breach of the provisions of this Agreement by OEM Customer of the terms and conditions set forth herein will cause Adobe irreparable damage for which recovery of money damages would be inadequate, and that Adobe and/or Peerless shall therefore be entitled to obtain timely injunctive relief to protect Adobe's rights under this Agreement in addition to any and all remedies available at law. In the event OEM Customer continues to distribute the Revised Object, Font Programs, Host Software, or any portion thereof after its right to do so has terminated or expired, Adobe and/or Peerless shall also be entitled to injunctive relief, including, without limitation, an order directing that any copies of the Revised Object, Font Programs, Host Software, or any portion thereof, OEM Customer attempts to import into any country or territory be seized, impounded and destroyed by Customs officials in order to prevent such importation.

                                    EXHIBIT C

                       Development and Reproduction Sites

         (Peerless)

         Peerless' use and storage of the Adobe Core Source and other Adobe Support Information shall be restricted to the following Primary Development Site(s):

-------------------------------------- -----------------------------------------
 Name of Development Site:              Address:
-------------------------------------- -----------------------------------------

 Peerless Systems Imaging Products      20415 72/nd/ Ave S.
                                        Kent, WA 98032
-------------------------------------- -----------------------------------------

         Peerless' use and storage of the Adobe Support Information (excluding Adobe Core Source) shall be restricted to the following Secondary Development Site(s):

-------------------------------------- -----------------------------------------
      Name of Development Site:                       Address:
-------------------------------------- -----------------------------------------

 Peerless Systems Corporation           2381 Rosecrans Avenue
                                        El Segundo, CA 90245
-------------------------------------- -----------------------------------------


         Peerless identifies the following Peerless Reproduction Site(s):

-------------------------------------- -----------------------------------------
      Name of Reproduction Site:                      Address:
-------------------------------------- -----------------------------------------
 None as of the Effective Date of this
 Amendment

                                        ----------------------------------------
                                        ----------------------------------------

-------------------------------------- -----------------------------------------

         Upon written request by Adobe at any time during the term of this Agreement, Peerless shall promptly provide a current list of all of its Reproduction Site(s).

                                   EXHIBIT C-1

            List Of Countries Where Development Sites May Be Located


Country Locations for Secondary Development Sites

Japan
Singapore
Spain
South Korea
United Kingdom
United States



Country Locations for Primary Development Sites

United States

                                   EXHIBIT C-2

                   Development Sites - Third Party Developers

Peerless is authorized under the provisions in Paragraph 2.11 ("Third Party Developers") of the Agreement to grant access to and use of the Adobe Support Information to Third Party Developer(s) identified below to do development work on behalf of Peerless or for an OEM Customer solely at the Secondary Development Site(s) specified below.

                                    EXHIBIT D

                         Extended Roman Font Program Set

         Adobe will provide the graphic characters specified in ISO 8859-1:
1987, Latin alphabet No. 1 and ISO 8859-2: 1987, Latin alphabet No. 2, and symbol characters, as applicable, for the following Roman Font Programs:

      Identifying Trademark           Typeface                         Trademark Owner
     -----------------------      ----------------       -------------------------------------------
1.    Albertus                                            Monotype Corporation
2.    Albertus                     Italic                 Monotype Corporation
3.    Albertus                     Light                  Monotype Corporation
4.    AntiqueOlive                 Roman                  M. Olive
5.    AntiqueOlive                 Italic                 M. Olive
6.    AntiqueOlive                 Bold                   M. Olive
7.    AntiqueOlive                 Compact                M. Olive
8.    Apple Chancery                                      Apple Computer, Inc.
9.    ITC AvantGarde Gothic        Book                   International Typeface Corporation
10.   ITC AvantGarde Gothic        Book Oblique           International Typeface Corporation
11.   ITC AvantGarde Gothic        Demi                   International Typeface Corporation
12.   ITC AvantGarde Gothic        Demi Oblique           International Typeface Corporation
13.   Bodoni                                              (Public Domain)
14.   Bodoni                       Italic                 (Public Domain)
15.   Bodoni                       Bold                   (Public Domain)
16.   Bodoni                       Bold Italic            (Public Domain)
17.   Bodoni                       Poster                 (Public Domain)
18.   Bodoni                       Poster Compressed      (Public Domain)
19.   ITC Bookman                  Light                  International Typeface Corporation
20.   ITC Bookman                  Light Italic           International Typeface Corporation
21.   ITC Bookman                  Demi                   International Typeface Corporation
22.   ITC Bookman                  Demi Italic            International Typeface Corporation
23.   Carta                                               Adobe Systems Incorporated
24.   Chicago                                             Apple Computer, Inc.
25.   Clarendon                                           Linotype-Hell AG and/or its subsidiaries
26.   Clarendon                    Light                  Linotype-Hell AG and/or its subsidiaries
27.   Clarendon                    Bold                   Linotype-Hell AG and/or its subsidiaries
28.   CooperBlack                                         (Public Domain)
29.   CooperBlack                  Italic                 (Public Domain)
30.   Copperplate Gothic           32BC                   (Public Domain)
31.   Copperplate Gothic           33BC                   (Public Domain)
32.   Coronet                                             Ludlow Type Foundry
33.   Courier                                             (Public Domain)
34.   Courier                      Oblique                (Public Domain)
35.   Courier                      Bold                   (Public Domain)
36.   Courier                      Bold Oblique           (Public Domain)
37.   GillSans                                            Monotype Corporation
38.   GillSans                     Italic                 Monotype Corporation
39.   GillSans                     Bold                   Monotype Corporation

            Identifying Trademark               Typeface                            Trademark Owner
           -----------------------          ----------------           -----------------------------------------
40.        GillSans                          Bold Italic                Monotype Corporation
41.        GillSans                          Condensed                  Monotype Corporation
42.        GillSans                          Condensed Bold             Monotype Corporation
43.        GillSans                          Light                      Monotype Corporation
44.        GillSans                          Light Italic               Monotype Corporation
45.        GillSans                          Extra Bold                 Monotype Corporation
46.        Eurostile                                                    Nebiolo
47.        Eurostile                         Bold                       Nebiolo
48.        Eurostile                         Extended Two               Nebiolo
49.        Eurostile                         Bold Extended Two          Nebiolo
50.        GenevaApple                                                  Computer, Inc.
51.        Goudy                             Oldstyle                   (Public Domain)
52.        Goudy                             Oldstyle Italic            (Public Domain)
53.        Goudy                             Bold                       (Public Domain)
54.        Goudy                             BoldItalic                 (Public Domain)
55.        Goudy                             ExtraBold                  (Public Domain)
56.        Helvetica                                                    Linotype-Hell AG and/or its subsidiaries
57.        Helvetica                         Oblique                    Linotype-Hell AG and/or its subsidiaries
58.        Helvetica                         Bold                       Linotype-Hell AG and/or its subsidiaries
59.        Helvetica                         Bold Oblique               Linotype-Hell AG and/or its subsidiaries
60.        Helvetica                         Condensed                  Linotype-Hell AG and/or its subsidiaries
61.        Helvetica                         Condensed Oblique          Linotype-Hell AG and/or its subsidiaries
62.        Helvetica                         Condensed Bold             Linotype-Hell AG and/or its subsidiaries
63.        Helvetica                         Condensed Bold Oblique     Linotype-Hell AG and/or its subsidiaries
64.        Helvetica                         Narrow                     Linotype-Hell AG and/or its subsidiaries
65.        Helvetica                         Narrow Oblique             Linotype-Hell AG and/or its subsidiaries
66.        Helvetica                         Narrow Bold                Linotype-Hell AG and/or its subsidiaries
67.        Helvetica                         Narrow Bold Oblique        Linotype-Hell AG and/or its subsidiaries
68.        Hoefler Text                                                 Apple Computer, Inc.
69.        Hoefler Text                      Italic                     Apple Computer, Inc.
70.        Hoefler Text                      Black                      Apple Computer, Inc.
71.        Hoefler Text                      Black Italic               Apple Computer, Inc.
72.        Hoefler Text                      Ornaments                  Apple Computer, Inc.
73.        Joanna                                                       Monotype Corporation
74.        Joanna                            Italic                     Monotype Corporation
75.        Joanna                            Bold                       Monotype Corporation
76.        Joanna                            Bold Italic                Monotype Corporation
77.        LetterGothic                                                 (Public Domain)
78.        LetterGothic                      Slanted                    (Public Domain)
79.        LetterGothic                      Bold                       (Public Domain)
80.        LetterGothic                      Bold Slanted               (Public Domain)
81.        ITC Lubalin Graph                 Book                       International Typeface Corporation
82.        ITC Lubalin Graph                 Book Oblique               International Typeface Corporation
83.        ITC Lubalin Graph                 Demi                       International Typeface Corporation
84.        ITC Lubalin Graph                 Demi Oblique               International Typeface Corporation

            Identifying Trademark            Typeface                          Trademark Owner
           -----------------------       ----------------        -------------------------------------------
85.        Marigold                                               AlphaOmega Typography
86.        Monaco                                                 Apple Computer, Inc.
87.        ITC Mona Lisa                  Recut                   International Typeface Corporation
88.        New Century Schoolbook         Roman                   Linotype-Hell AG and/or its subsidiaries
89.        New Century Schoolbook         Italic                  Linotype-Hell AG and/or its subsidiaries
90.        New Century Schoolbook         Bold                    Linotype-Hell AG and/or its subsidiaries
91.        New Century Schoolbook         Bold Italic             Linotype-Hell AG and/or its subsidiaries
92.        New York                                               Apple Computer, Inc.
93.        Optima                                                 Linotype-Hell AG and/or its subsidiaries
94.        Optima                         Italic                  Linotype-Hell AG and/or its subsidiaries
95.        Optima                         Bold                    Linotype-Hell AG and/or its subsidiaries
96.        Optima                         Bold Italic             Linotype-Hell AG and/or its subsidiaries
97.        Oxford                                                 AlphaOmega Typography
98.        Palatino                       Roman                   Linotype-Hell AG and/or its subsidiaries
99.        Palatino                       Italic                  Linotype-Hell AG and/or its subsidiaries
100.       Palatino                       Bold                    Linotype-Hell AG and/or its subsidiaries
101.       Palatino                       Bold Italic             Linotype-Hell AG and/or its subsidiaries
102.       Stempel Garamond               Roman                   Linotype-Hell AG and/or its subsidiaries
103.       Stempel Garamond               Italic                  Linotype-Hell AG and/or its subsidiaries
104.       Stempel Garamond               Bold                    Linotype-Hell AG and/or its subsidiaries
105.       Stempel Garamond               Bold Italic             Linotype-Hell AG and/or its subsidiaries
106.       Symbol                                                 (Public Domain)
107.       Tekton                                                 Adobe Systems Incorporated
108.       TimesRoman                                             Linotype-Hell AG and/or its subsidiaries
109.       Times                          Italic                  Linotype-Hell AG and/or its subsidiaries
110.       Times                          Bold                    Linotype-Hell AG and/or its subsidiaries
111.       Times                          Bold Italic             Linotype-Hell AG and/or its subsidiaries
112.       Univers                                                Linotype-Hell AG and/or its subsidiaries
113.       Univers                        Oblique                 Linotype-Hell AG and/or its subsidiaries
114.       Univers                        Bold                    Linotype-Hell AG and/or its subsidiaries
115.       Univers                        Bold Oblique            Linotype-Hell AG and/or its subsidiaries
116.       Univers                        Light                   Linotype-Hell AG and/or its subsidiaries
117.       Univers                        Light Oblique           Linotype-Hell AG and/or its subsidiaries
118.       UniversCondensed                                       Linotype-Hell AG and/or its subsidiaries
119.       UniversCondensed               Oblique                 Linotype-Hell AG and/or its subsidiaries
120.       UniversCondensed               Bold                    Linotype-Hell AG and/or its subsidiaries
121.       UniversCondensed               Bold Oblique            Linotype-Hell AG and/or its subsidiaries
122.       UniversExtended                                        Linotype-Hell AG and/or its subsidiaries
123.       UniversExtended                Oblique                 Linotype-Hell AG and/or its subsidiaries
124.       UniversExtended                Bold                    Linotype-Hell AG and/or its subsidiaries
125.       UniversExtended                Bold Oblique            Linotype-Hell AG and/or its subsidiaries
126.       Wingdings/1/                                           Microsoft Corporation
127.       ITC ZapfChancery               Medium Italic           International Typeface Corporation
128.       ITC ZapfDingbats                                       International Typeface Corporation
129.       Arial                                                  Monotype Corporation
130.       Arial                          Italic                  Monotype Corporation
131.       Arial                          Bold                    Monotype Corporation

        Identifying Trademark            Typeface                   Trademark Owner
       -----------------------       ----------------        -----------------------------
132.   Arial                           Bold Italic                Monotype Corporation
133.   Times New Roman                                            Monotype Corporation
134.   Times New Roman                 Italic                     Monotype Corporation
135.   Times New Roman                 Bold                       Monotype Corporation
136.   Times New Roman                 Bold Italic                Monotype Corporation

/1/Peerless agrees that it, and will ensure that its OEM Customers, will reproduce, have reproduced and distribute a Font Program for the Wingdings(R) Typeface supplied by Adobe hereunder (the "Wingdings Font Program") only in the Adobe Compact Font Format ("CFF") or TrueType Format and either (i) embedded in ROM or on a hard disk that is bundled with a Licensed System or (ii) as part of any other Adobe provided host-based component of a Licensed System. In the event that the Wingdings Font Program is provided to Peerless in CFF, Peerless shall treat the fact as Adobe Support Information pursuant to Paragraph 4 ("Adobe Support Information") of Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information")) and Peerless shall ensure that its OEM Customers shall do the same. Peerless shall, and shall ensure that its OEM Customers shall, not disclose such fact to its distributors, resellers or End Users, provided however that Peerless and its OEM Customers may disclose or advertise that the Wingdings Font Program is in a compressed format, where applicable.

                                   EXHIBIT D-1

                             Non-Roman Font Programs

         1. FONT PROGRAMS FOR JAPANESE TYPEFACES. The following Font Programs shall be made available on Licensed Systems when specified in a Licensed System appendix.

             (a) Morisawa Japanese Typefaces: Adobe will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters plus other characters and encodings as defined in Adobe's Technical Note #5078 (Adobe-Japan1-2 Character Collection for CID-Keyed Fonts), dated October 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

         Identifying Trademark     Character Collection      Trademark Owner
         Ryumin Light KL           Adobe-Japan1-2            Morisawa & Company, Ltd.
         Gothic Medium BBB         Adobe-Japan1-2            Morisawa & Company, Ltd.
         FutoGoB101-Bold           Adobe-Japan1-2            Morisawa & Company, Ltd.
         FutoMinA101-Bold          Adobe-Japan1-2            Morisawa & Company, Ltd.
         Jun101-Light              Adobe-Japan1-2            Morisawa & Company, Ltd.
         GothicMB101-Bold          Adobe-Japan1-2            Morisawa & Company, Ltd.
         GothicMC101-heavy         Adobe-Japan1-2            Morisawa & Company, Ltd.
         GothicMB101-Ultra         Adobe-Japan1-2            Morisawa & Company, Ltd.
         Jun34-Medium              Adobe-Japan1-2            Morisawa & Company, Ltd.
         Jun501-Bold               Adobe-Japan1-2            Morisawa & Company, Ltd.
         KyokalCA-Light            Adobe-Japan1-2            Morisawa & Company, Ltd.
         KyokalCA-regular          Adobe-Japan1-2            Morisawa & Company, Ltd.
         KyokalCA-Medium           Adobe-Japan1-2            Morisawa & Company, Ltd.
         MidashiGo-MB31            Adobe-Japan1-2            Morisawa & Company, Ltd.
         MidashiMin-MA31           Adobe-Japan1-2            Morisawa & Company, Ltd.
         Ryumin-Bold               Adobe-Japan1-2            Morisawa & Company, Ltd.
         Ryumin-Medium             Adobe-Japan1-2            Morisawa & Company, Ltd.
         Ryumin-regular            Adobe-Japan1-2            Morisawa & Company, Ltd.
         Ryumin-heavy              Adobe-Japan1-2            Morisawa & Company, Ltd.
         Ryumin-Ultra              Adobe-Japan1-2            Morisawa & Company, Ltd.
         ShinGo-Bold               Adobe-Japan1-2            Morisawa & Company, Ltd.
         ShinGo-Light              Adobe-Japan1-2            Morisawa & Company, Ltd.
         ShinGo-Medium             Adobe-Japan1-2            Morisawa & Company, Ltd.
         ShinGo-regular            Adobe-Japan1-2            Morisawa & Company, Ltd.
         ShinGo-Ultra              Adobe-Japan1-2            Morisawa & Company, Ltd.
         ShinseiKaisho-CBSK1       Adobe-Japan1-2            Morisawa & Company, Ltd.

Base 2 Morisawa Fonts are the first two fonts on this list.
Base 5 Morisawa Fonts are the first five fonts on this list.

                                     D-1-1

             (b) Heisei Japanese Typefaces: Adobe will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters plus other characters and encodings as defined in Adobe's Technical Note #5078 (Adobe-Japan1-2 Character Collection for CID-Keyed Fonts), dated October 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

 Identifying Trademark       Character Collection                     Trademark Owner
-----------------------     ----------------------     ------------------------------------------------
HeiseiMin-W3                    Adobe-Japan1-2          Japan Standards Association Font Design Center
HeiseiKakuGo-W5                 Adobe-Japan1-2          Japan Standards Association Font Design Center
HeiseiMin-W5                    Adobe-Japan1-1          Japan Standards Association Font Design Center
HeiseiMin-W7                    Adobe-Japan1-1          Japan Standards Association Font Design Center
HeiseiMin-W9                    Adobe-Japan1-1          Japan Standards Association Font Design Center
HeiseiMaruGo-W4                 Adobe-Japan1-1          Japan Standards Association Font Design Center
HeiseiKakuGo-W3                 Adobe-Japan1-1          Japan Standards Association Font Design Center
HeiseiKakuGo-W7                 Adobe-Japan1-1          Japan Standards Association Font Design Center
HeiseiKakuGo-W9                 Adobe-Japan1-1          Japan Standards Association Font Design Center
HeiseiMin-W3H                   Adobe-Japan2-0          Japan Standards Association Font Design Center

Base 2 Heisei Fonts are the first two fonts on this list.

         Peerless shall ensure that its OEM Customers include the following notice in documentation and materials accompanying any product that refers to the Font Programs for Japanese Typefaces in Paragraph 1(b) ("Heisei Japanese Typefaces") above:

             The Heisei Fonts (list the applicable fonts by name) have been licensed for use from the Japan Standards Association Font Design Center. Unauthorized reproduction as a font is prohibited.

         Peerless and its OEM Customers are not members of the Japan Standards Association Font Design Center so Adobe is required to notify the Font Design Center of a grant of a license to Peerless and its OEM Customers prior to distribution of the Heisei Japanese Typefaces with a Licensed System. Peerless consents to such notification, shall obtain such consent from its OEM Customers and shall notify Adobe in writing of its OEM Customer's intention to distribute Heisei Fonts as part of a Licensed System in advance of First Commercial Shipment of such Licensed System.

         2. FONT PROGRAMS FOR CHINESE TYPEFACES. The following Font Programs shall be made available on Licensed Systems when specified in a Licensed System appendix.

             (a) Simplified Chinese Typefaces: Adobe will provide the Adobe Standard Simplified Chinese Character Set as defined in Technical Note #5079 (Adobe-GB1-0 Character Collection for CID-Keyed Fonts), dated February 6, 1996, for the Simplified Chinese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

                                     D-1-2

Identifying Trademark      Character Collection   Trademark Owner
-----------------------    --------------------   -----------------------------
STSong-Light               Adobe-GB1-1            SinoType Technology Co., Ltd.
STFangsong-Light           Adobe-GB1-1            SinoType Technology Co., Ltd.
STHeiti-Regular            Adobe-GB1-1            SinoType Technology Co., Ltd.
STKaiti-Regular            Adobe-GB1-1            SinoType Technology Co., Ltd.

Distributed inclusively as a set.

          (b) Traditional Chinese Typefaces: Adobe will provide the Adobe Standard Simplified Chinese Character Set as defined in Technical Note #5080 (Adobe-CNS1-0 Character Collection for CID-Keyed Fonts), dated June 15, 1995, for the Traditional Chinese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

Identifying Trademark          Character Collection          Trademark Owner
---------------------          --------------------       --------------------
MSung-Light                       Adobe-CNS1-0            Monotype Corporation
MSung-Medium                      Adobe-CNS1-0            Monotype Corporation
MHei-Medium                       Adobe-CNS1-0            Monotype Corporation
MKai-Medium                       Adobe-CNS1-0            Monotype Corporation

Distributed inclusively as a set.

     3. FONT PROGRAMS FOR KOREAN TYPEFACES. The following Font Programs shall be made available on Licensed Systems when specified in a Licensed System appendix.

          (a) HanYang Korean Typefaces: Adobe will provide the Adobe Standard Korean Character Set as defined in Technical Note #5093 (Adobe-Korea1-0 Character Collection for CID-Keyed Fonts), dated June 15, 1995, for the Korean Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

  Identifying Trademark          Character Collection        Trademark Owner
---------------------------      --------------------     ---------------------
HYSMyungJo-Medium                  Adobe-Korea 1-1        HanYang Systems, Inc.
HYGoThic-Medium                    Adobe-Korea 1-1        HanYang Systems, Inc.
HYGungSeo-Bold                     Adobe-Korea 1-1        HanYang Systems, Inc.
HYRGoThic-Medium                   Adobe-Korea 1-1        HanYang Systems, Inc.
HYKakHeadLine-Medium               Adobe-Korea 1-1/2/     HanYang Systems, Inc.
HYKakHeadLine-Bold                 Adobe-Korea 1-1/2/     HanYang Systems, Inc.

/(2/ indicates Hangul subset only)

Distributed inclusively as a set.

          (b) SoftMagic Korean Typefaces: Adobe will provide the Adobe Standard Korean Character Set as defined in Technical Note #5093 (Adobe-Korea1-0 Character

                                     D-1-3

Collection for CID-Keyed Fonts), dated June 15, 1995, for the Korean Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

 Identifying Trademark           Character Collection          Trademark Owner
----------------------           --------------------          ----------------
SMGothic(TM)-Light                  Adobe-Korea 1-1            SoftMagic, Inc.
SMGothic(TM)-Medium                 Adobe-Korea 1-1            SoftMagic, Inc.
SMGothic(TM)-DemiBold               Adobe-Korea 1-1            SoftMagic, Inc.
SMGothic(TM)-Bold                   Adobe-Korea 1-1            SoftMagic, Inc.
SMMyungjo(TM)- Light                Adobe-Korea 1-1            SoftMagic, Inc.
SMMyungjo(TM)-Medium                Adobe-Korea 1-1            SoftMagic, Inc.
SMMyungjo(TM)-DemiBold              Adobe-Korea 1-1            SoftMagic, Inc.
SMMyungjo(TM)-Bold                  Adobe-Korea 1-1            SoftMagic, Inc.

Distributed inclusively as a set.

                                      D-1-4

                                    EXHIBIT E

                                  Host Software

         The following shall be "Host Software" as licensed to Peerless in accordance with Paragraph 2.2.3 ("Host Software License") of the Agreement.

         1. "ADOBE ACROBAT(R)READER" means Adobe's host-resident software that permits End Users to read portable document format ("PDF") files.

         2. "ADOBE DRIVER SOFTWARE" means driver software, and accompanying utility files and installation tools, all in object code form, which enable application programs to communicate with printers containing PostScript software from Adobe, including any enhancements, modifications or localizations provided by Adobe and any localizations or modifications made by Peerless, or its OEM Customers, through its use of the applicable Adobe development tools (subject to Peerless and/or its OEM Customer's ownership of such modifications as set forth in Paragraph 3.1 ("License to Peerless Modifications") of the Agreement). In connection with the delivery of the Adobe Driver Software, Adobe may supply Peerless with development tools such as plug-in and localization kits to allow Peerless and/or its OEM Customer's to make limited modifications and/or localize the Adobe Driver Software. Peerless agrees that it, and shall require its OEM Customers to agree that they, (a) shall use such tools solely to localize or customize the Adobe Driver Software for use by End Users in conjunction with Licensed Systems, (b) shall not change the name of any Adobe Driver Software file or Adobe Driver Software icon without Adobe's prior written consent, (c) shall make only such modifications as are permitted by use of such tools in the normal and intended manner, and (d) shall ensure that the Adobe Driver Software, and any derivative thereof, is licensed under an OEM Customer's End User Agreement containing the minimum terms described in Attachment 1 ("Minimum Terms of End User Agreements") to Exhibit B ("Minimum Terms of Peerless OEM Agreements") hereto.

         3. "ADOBE TYPE MANAGER(R)" (or "ATM(R)") means Adobe's host-resident software containing font rendering technology that reads Adobe Type 1 fonts and generates bitmap characters.

         4. "BITMAP FONTS" means the applicable digitally encoded machine readable data in bitmap form for screen display and having a resolution of less than 150 dots per inch in the plurality of sizes then currently available from Adobe for a single Typeface in Macintosh format only delivered by Adobe to OEM for use only in conjunction with the associated Font Programs.

                                    EXHIBIT F

                         Licensed System Test Procedures

         Peerless shall test, or in the case of a Licensed System, shall require its OEM Customer or Third Party Developer to test (and Peerless shall monitor and verify such OEM Customer or Third Party Developer testing), any Revised Object (including any previously-certified Revised Object subsequently modified by Peerless, its OEM Customer or Third Party Developer) or proposed Designated Output Device for conformity with the Adobe Certification Test Suite in accordance with the following procedures, unless otherwise specified in an Appendix (as defined below):

         1. TEST PLAN. Peerless shall notify the Adobe technical coordinator specified in the applicable Adobe Deliverables Appendix at least *. At such time, Peerless shall provide initial versions of any applicable PPD Files, and any other checklists or specification information requested by Adobe. Based on such information, Adobe shall create a test plan specifying the testing to be performed by Peerless or its OEM Customer or Third Party Developer, as applicable, to meet Adobe's certification criteria. If the Licensed System which contains the Revised Object is one of a family of products with substantially similar functionality and features, Adobe may choose to identify a subset of these Licensed Systems on which to perform testing for conformance with the acceptance criteria.

         2. PEERLESS TESTING. Prior to submission of Revised Object or proposed Designated Output Device to Adobe for certification in accordance with the terms hereof, Peerless shall test, or require its OEM Customer or Third Party Developer to test the Revised Object or proposed Designated Output Device for conformity with the Adobe Certification Test Suite in accordance with the test plan provided by Adobe. After successful completion of such testing, Peerless shall provide Adobe with a comprehensive report of the test results of such testing which will include all printer output and other test results, and, if requested by Adobe, a pre-production release of the Revised Object or proposed Designated Output Device that generated the test results. Peerless shall supply Adobe with a declaration signed by an authorized representative of Peerless certifying to the effect that it has run or has verified that its OEM Customer or Third Party Developer has run the Adobe Certification Test Suite in accordance with the test plan supplied by Adobe and that the results provided to Adobe for its review are accurate and complete.

         3. ADOBE CERTIFICATION. Adobe shall have * or such other period as specified in the letter of transmittal accompanying the Licensed System Appendix, following Peerless' delivery of the test results to Adobe, to determine from its review of such test results whether the Revised Object or proposed Designated Output Device (a) conforms to the applicable Adobe Certification Test Suite and any other test or procedures specified in the test plan, and (b) produces output meeting Adobe's quality standards, as reasonably determined by Adobe from time to time. After conducting such review, Adobe shall notify Peerless in writing either that it certifies the Revised Object or proposed Designated Output Device or elects to submit the Revised Object or proposed Designated Output Device to further testing and certification by Adobe before it can be approved for First Commercial Shipment of a Licensed

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

System. In the event Adobe has to run a full Quality Assurance testing cycle, Peerless shall supply Adobe with all of the necessary Loaned Equipment, maintenance services and consumables required by Adobe to conduct such certification testing, including the applicable Revised Object and any updated versions thereof in a timely manner as the updated versions become available. Alternatively, the parties may agree that Adobe shall conduct such testing at Peerless, or its OEM Customer's or Third Party Developer's site subject to Peerless paying Adobe's reasonable fees and travel expenses resulting from such on-site testing. Upon determining that the Revised Object or proposed Designated Output Device does not conform to the Adobe Certification Test Suite and any other test or procedures specified in the test plan, or that the test output fails to meet Adobe's quality standards, Adobe shall provide to Peerless a report identifying the failure. Peerless shall use reasonable efforts to promptly correct any nonconformity and resubmit the Revised Object or proposed Designated Output Device for retesting. This process shall continue until Adobe certifies the Revised Object or proposed Designated Output Device. Peerless may be subject to a retesting charge, as specified in Paragraph 8.8 ("Testing Fees") of the Agreement.

                                    EXHIBIT G

                   Minimum Terms For Licensed System Appendix

         Minimum Content to be sent to Adobe by Peerless in a letter of transmittal.

         This information must be contained either in the Licensed System Appendix between Peerless and the OEM Customer or in the attached letter of transmittal from Peerless to Adobe.

                Name of OEM Customer: __________________________________________
                OEM Customer Product: __________________________________________
                Effective Date: ________________________________________________

         A. LICENSED SYSTEM. Complete description of the essential hardware and software components required to supply the End User with complete functionality for the Licensed Systems is described below:

                1.     Software:

                       a. Revised Object for use with the Licensed System to drive the Designated Output Device(s), including:

                              (i)    Adobe Software: [List in Full]

                                     (See Applicable Abode Deliverables
                                     Appendix)

                              (ii)   Other Adobe Software: [List in Full]

                       b.     Font Programs:

                       c.     Host Software:

                2.     Hardware:

                3.     Class of Designated Output Device(s) or Marking
                       Engine(s):

                       a.     Controller, including microprocessor:

                       b.     Marking Engine Speed:

                       c.     Color/Mono:

                       d.     Adobe-Supplied Hardware:

                       e.     RAM Memory:

                       f.     ROM Capacity:

                       g.     Additional Components:

                       h.     Options:

                              (i)     Royalty Bearing

                              (ii)    Non-Royalty Bearing

         B.     DEVELOPMENT TESTING EXPECTATIONS:

                1. Peerless test result summary. Provide test result summary (per the requirements set forth in Exhibit F ("Licensed System Test Procedures") of the Agreement). Adobe review of the results is required prior to issuance of the certification letter by Adobe.

                2. Adobe Testing. If testing is required by Adobe, the following schedule will be provide as part of the LSA/letter of transmittal. Adobe signoff on the process is required prior to acceptance of the LSA/letter of transmittal.

                          Milestone Description                       Schedule/3/
         --------------------------------------------------------- -----------------
         #(1) Peerless returns the signed LSA to Adobe             ASAP
              and Adobe executes an accompanying
              letter of transmittal.
         #(2) *                                                     *
         #(3) *                                                     *
         #(4) *                                                     *
         #(5) *                                                     *
         #(6) *                                                     *
         #(7) *                                                     *

/3/ For the purposes of determining milestone dates, Adobe is closed between December 15 and January 2 and milestone calculations must exclude these days.

         C.     BUSINESS TERMS

                1.     LICENSE FEES:

                       a.     PostScript and Font Royalties quoted OEM.

                2.     SPECIAL PRICING:

                       a. Non-Standard (off schedule pricing). Requires approval from Peerless & Adobe.

                       b. NRE. Describe additional Adobe support and NRE if required for this project.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                3.     SHIPMENT AND REVENUE ESTIMATES

                       Projections for units, product life, and revenues.

                4.     Anticipated FCS date.

         D.     PROTECTION MECHANISMS:

         E.     DEVELOPMENT AND REPRODUCTION SITES:

                OEM Customer's use and storage of the Adobe Support Information shall be restricted to the following Development Site(s):

Name of Development Site:                  Address:

_________________________________________  _____________________________________
                                           _____________________________________
                                           _____________________________________

         F.     DESIGNATED PERSONS:

                1. Technically qualified Peerless representative who will respond to information requests by Adobe:

                       Name/Title: _____________________________________________
                       Address: ________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       Phone/Fax: ______________________________________________

                2. Technically qualified Adobe representative who will respond to information requests by Peerless:

                       Name/Title: _____________________________________________
                       Address: ________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       Phone/Fax: ______________________________________________

                3.     Peerless Contract Representative:

                       Name/Title: _____________________________________________
                       Address: ________________________________________________
                       _________________________________________________________

                       _________________________________________________________
                       _________________________________________________________
                       Phone/Fax: ______________________________________________

                4.     Adobe Contract Representative:

                       Name/Title: _____________________________________________
                       Address: ________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       Phone/Fax: ______________________________________________

                                    EXHIBIT H

                              Other Adobe Software

     The following shall be "Other Adobe Software" as licensed to Peerless in accordance with Paragraph 2.1 ("Development License") and Paragraph 2.2.1 ("Revised Object License") of the Agreement.

     1. "EXAMPLE CODE" means a program(s) which is provided to Peerless as an example of software development that implements certain functions.

     2.   THRESHOLD ARRAYS.

          2.1  Definitions.

                    2.1.1 "Threshold Arrays" means a set of one or more data collections containing threshold values used in output devices to produce frequency modulated halftone screening which are generated using Adobe ScreenMaker Software and which depend upon the variable inputs supplied in the form of device resolution, pixel cluster configuration, device specific compensation data and dot gain parameters. Each of these data collections, commonly called a "screen set," contains sufficient information to support halftone screening for PostScript-based output devices.

                    2.1.2 "Adobe ScreenMaker Software" means the version(s) of software in machine readable object code, including any data structures embedded in the software program file and accompanying installation files supplied to Peerless from time to time, along with any corrections, changes, alterations or enhancements to the Adobe ScreenMaker Software supplied by Adobe hereunder, all of which is intended for use by Peerless to create multiple sets of Threshold Arrays for distribution by OEM Customers to End Users for use with Licensed Systems. Adobe ScreenMaker Software and accompanying utility files and computer files shall be treated as Adobe Support Information.

          2.2 No Indemnification. NOTWITHSTANDING THE INDEMNIFICATION PROVIDED TO PEERLESS FOR OTHER ADOBE SOFTWARE IN PARAGRAPH 11.1.2 ("OTHER ADOBE SOFTWARE AND HOST SOFTWARE") OF THE AGREEMENT, Adobe SHALL have no liability to PEERLESS FOR any alleged infringement or claim based upon ANY THRESHOLD ARRAYS DEVELOPED BY PEERLESS HEREUNDER.

     3.   OPI ENGINE SOFTWARE.

          3.1 Definition. "OPI Engine Software" means the machine-readable object code version of software, including any data structures embedded in the software program file and accompanying installation file, and any corrections, changes, alterations or enhancements to the OPI (Open Pre-Press Interface) software supplied by Adobe hereunder, which when embedded into the Adobe Software will enable Peerless to include OPI image replacement capability in Licensed System deliverables for distribution by its OEM Customers' to End Users hereunder.

          3.2 Warranty. Adobe will provide to Peerless, the warranty for the OPI Engine Software as set forth in Paragraph 9.2.1 ("Limited Warranty") of the Agreement. For purposes of the warranty, the functional specifications for the OPI Engine Software shall be the "Adobe OPI Engine Specification" dated January 1, 1997 (Revision 5) or any subsequent and then-current version thereof.

                                    EXHIBIT I

                  Sample Format for Adobe Deliverables Appendix

                         ADOBE DELIVERABLES APPENDIX NO.
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                            ADOBE SYSTEM INCORPORATED
                                       AND

                     ---------------------------------------

                     Effective Date: _______________________

     This Deliverables Appendix sets forth additional and different terms and conditions particular to the Adobe deliverables described below and shall be incorporated by reference into the PostScript Software Development License and Sublicense Agreement between Adobe Systems Incorporated ("Adobe") and ("Peerless") effective as of , as amended (the " Agreement"). Such different or additional terms are applicable only to the Reference Port and other deliverables described below and in no way alter the terms and conditions applicable to other deliverables incorporated into the Agreement by addition of an Adobe Deliverables Appendix.

     All the terms used in this appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A. ADOBE DELIVERABLES. The following is a list of the deliverables which will be provided by Adobe to Peerless pursuant to this Appendix. All Adobe deliverables included in this Reference Port excluding Font Programs, Host Software provided in object form and documentation intended for use by an End User are Adobe Support Information and subject to the requirements in Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") of the Agreement. Without exception, Adobe deliverables described herein shall constitute Adobe Information as that term is defined in the Agreement.

     1. Reference Port. Adobe will deliver PostScript 3 software version based on Adobe's standard Camelot Reference Port, that will execute on a workstation containing a processor running with OS Version .

          a) Adobe Software. (the following list shall be marked according to the delivery being made)

               Source Code

               [_] Interface and data definitions to the Adobe Software provided in object form

          [_] Camelot product code based on the Adobe Software provided in object form

          [_] CPSI demonstration program based on the Adobe Software provided in object form

          [_]  Additional interfaces to device-specific system components

          Object Code

          [_]  Adobe PostScript Interpreter

          [_]  Configurable PostScript Interpreter

          [_]  Initial PostScript VM

          [_]  Low-level graphics rendering system

          [_]  Frame buffer compression support

          [_]  Memory management support

          [_]  Open architecture support for additional PDLs

          [_]  Output device manager for system and PDL-specific parameters

          [_] Job control component, including the Adobe IntelliSelect Software and I/O serializer

     b)   Other Adobe Software

          Source Code

          [_]  Example code

          [_]  Monitor

          [_]  I/O drivers

          [_]  OPI Engine Software

          Object Code

2.   Host Software.

     Source Code

     [_]  None

     Object Code

     [_]  Font Downloaders

     [_]  Adobe Driver Software

     [_]  Acrobat Reader

     [_]  Adobe Type Manager

          [_] Bitmap Fonts for use in conjunction with the Font Programs identified in Paragraph A3 ("Font Programs") below

          [_]  End User Documentation

     3. Font Programs. The Extended Roman Font Program Set identified in Exhibit D ("Extended Roman Font Program Set") of the Agreement.

          Additional Font Programs as follows:_________________________

     4.   Adobe Development Tools.

          [_] Adobe Certification Test Suites (defined in Paragraph 1.1 ("Adobe Certification Test Suite") of the Agreement)

          [_]  CRD Maker to generate color rendering dictionaries

          [_]  Adobe ScreenMaker Software to generate Threshold Arrays

          [_]  PPD Tool to generate and test PPD files

          [_]  Adobe Plug-In Kit for Adobe Driver Software

          [_]  Adobe Localization Kit for Adobe Drivers

          [_]  SCSI Downloader (sczd)

     5.   Documentation.

          [_]  Interface Definition Files

          [_]  Technical Documentation

          [_]  Training Materials

     6.   Development Support. ______________________ (__________) hours of development support (per Peerless Development Site) as specified in Exhibit K ("Maintenance for Standard Reference Ports(s)") of the Agreement.

B.   SCHEDULE.

    ----------------------------------------------------------------------------
     #(1) Peerless signs and returns this Adobe       ASAP
          Deliverables Appendix and Adobe executes.
    ----------------------------------------------------------------------------
     #(2) Adobe provides Peerless with the Adobe      ASAP after #(1)
          Information described herein.
    ----------------------------------------------------------------------------
     #(3) Acceptance of the Adobe Information         *after #(2) in accordance
                                                      with Paragraph 4.1 ("Adobe
                                                      Information") of the
                                                      Agreement
    ----------------------------------------------------------------------------
     For the purposes of determining dates, Adobe is closed between December 15 and January 2 and milestone calculations must exclude these days.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

C. FEES. The following fees set forth in the Agreement as associated with the Adobe deliverables:

   -----------------------------------------------------------------------------
   *                                           *
   -----------------------------------------------------------------------------
   *                                           As set forth in each SDK Appendix
   -----------------------------------------------------------------------------
   Maintenance fees for subsequent years.      As set forth in each SDK Appendix
   -----------------------------------------------------------------------------

D. SPECIAL TERMS (if any).

E. DEVELOPMENT SITE(S).

   Address: __________________________________________________________
   ___________________________________________________________________
   ___________________________________________________________________
   ___________________________________________________________________

   Address: __________________________________________________________
   ___________________________________________________________________
   ___________________________________________________________________
   ___________________________________________________________________
   ___________________________________________________________________

F. TECHNICAL COORDINATORS.

   1.   For Adobe:

        Name/Title: __________________________________________________
        Address:______________________________________________________
        ______________________________________________________________
        ______________________________________________________________
        Phone/Fax: ___________________________________________________

   2.   For Peerless:

        Name/Title: __________________________________________________
        Address: _____________________________________________________
        ______________________________________________________________
        ______________________________________________________________
        ______________________________________________________________
         Phone/Fax:___________________________________________________

G. All other terms and conditions of the Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, Adobe and Peerless have caused this Appendix to be signed by their duly authorized representatives.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Adobe:                                        Peerless:

ADOBE SYSTEMS INCORPORATED                    __________________________________

By:        SAMPLE/ DO NOT SIGN                By:        SAMPLE/ DO NOT SIGN
       ----------------------------                  ---------------------------
Print                                         Print
Name:  ____________________________           Name:  ___________________________
Title: ____________________________           Title: ___________________________
Date:  ____________________________           Date:  ___________________________

                                    EXHIBIT J

                  Sample Format for Adobe-Peerless SDK Appendix

                              SDK APPENDIX NO. ____
                        TO THE ADOBE SYSTEMS INCORPORATED
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                          PEERLESS SYSTEMS CORPORATION

                 Peerless SDK: ________________________________

                 Effective Date:_______________________________

     This Appendix sets forth additional and different terms and conditions particular to the Peerless SDK described below and shall be incorporated by reference into the PostScript Software Development License and Sublicense Agreement ("Agreement") between Peerless Systems Corporation ("Peerless"), and Adobe Systems Incorporated ("Adobe") effective as of _______. Such different or additional terms are applicable only to the Peerless SDK described below and in no way alter the terms and conditions applicable to other Peerless SDKs incorporated into the Agreement by addition of an appendix.

     All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A. PEERLESS SDK. The deliverables to be supplied to OEM Customers under this SDK Appendix by Peerless consists of the following components:

     1.   Software.

          a)   Peerless Software.

               i)   description

               ii)  version

          b)   Adobe-Supplied Software.

               i)   ADA Reference Port Identification

               ii) Specific List of other Adobe-supplied software to be distributed with the Peerless SDK for use in the Development/Operating Environment described below, including:

     2.   Peerless Hardware.

     3.   Development/Operating Environment.

          a)   Microprocessor/Controller.

          b) Class of Designated Output Device(s) or Marking Engine(s). ("Class" means devices or marking engines that each have similar specifications with regard to the unique combination of the following characteristics):

               i)   Marking Engine Speed:

               ii)  Color/Mono:

               iii) RAM Memory:

               iv)  ROM Capacity:

               v)   Resolution:

               vi)  Bits/Pixel:

          c)   List of Qualifying Designated Output Devices in the Class.

B.   DEVELOPMENT TESTING EXPECTATIONS.

     ---------------------------------------------------------------------------
            Milestone Description                           Schedule
     ---------------------------------------------------------------------------
     #(1)   Peerless returns the signed                   ASAP
            Appendix to Adobe and Adobe
            executes this Appendix
     ---------------------------------------------------------------------------
     #(2)   Peerless pays Adobe the                       *
            ____________ U.S. Dollars
            (US$_________) License Fees,
            if any , described in Paragraph
            C ("License Fees").
     ---------------------------------------------------------------------------

C.   LICENSE FEES.

D.   SPECIAL PRICING.

E.   MAINTENANCE FEES.

F.   PROTECTION MECHANISMS.

G.   DESIGNATED PERSONS.

     1. Technically qualified Peerless representative who will respond to information requests by Adobe:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          Name/Title:___________________________________________________________
          Address:______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          Phone/Fax:____________________________________________________________

     2. Technically qualified Adobe representative who will respond to information requests by Peerless:

          Name/Title:___________________________________________________________
          Address:______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          Phone/Fax:____________________________________________________________

     3.   Peerless Marketing Representative:

          Name/Title:___________________________________________________________
          Address:______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          Phone/Fax:____________________________________________________________

     4.   Adobe Marketing Representative:

          Name/Title:___________________________________________________________
          Address:______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          Phone/Fax:____________________________________________________________

     5.   Peerless Contract Representative:

          Name/Title:___________________________________________________________
          Address:______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          Phone/Fax:____________________________________________________________

     6.   Adobe Contract Representative:

          Name/Title:___________________________________________________________
          Address:______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          Phone/Fax:____________________________________________________________

     IN WITNESS WHEREOF, the parties have caused this Appendix to be signed by their duly authorized representatives.

ADOBE SYSTEMS INCORPORATED                    PEERLESS SYSTEMS CORPORATION


By:       SAMPLE/ DO NOT SIGN                 By:      SAMPLE/ DO NOT SIGN
     ---------------------------------------       -----------------------------

Print                                         Print
Name:  _____________________________________  Name: ____________________________
Title: _____________________________________  Title: ___________________________
Date:  _____________________________________  Date:  ___________________________

                                    EXHIBIT K

                   Maintenance For Standard Reference Port(s)

     1. MAINTENANCE. Peerless shall purchase Maintenance for the Adobe Software contained in a Standard Reference Port and associated Adobe Information specified in each Adobe Deliverables Appendix (on a per Development Site basis) and pay the annual maintenance fee, if any, described in Paragraph 2 ("Maintenance Fees for Standard Reference Port(s)") of Exhibit O ("Royalty Payments and Other Fees") of the Agreement. In exchange, Adobe shall provide Peerless with Maintenance for the Adobe Software contained in a Standard Reference Port and associated Adobe Information commencing upon the expiration of the Warranty Period for such Adobe Software, as set forth in Paragraph 9.1 ("Adobe Software Warranties") of the Agreement. "Maintenance" means (a) the delivery of Updates to the Adobe Information, (b) the Error resolution services described in Paragraph 2 ("Description of Error Resolution Services Provided by Adobe") below for the then Standard Reference Port, and (c) development support (technical assistance via telephone or e-mail regarding Peerless' use of the Standard Reference Port and associated Adobe Information for development of Licensed Systems) in the amount specified in an Adobe Deliverables Appendix.

     2.   DESCRIPTION OF ERROR RESOLUTION SERVICES PROVIDED BY ADOBE.

          2.1 Error Reports. Peerless shall identify for Adobe, by electronic mail, any Errors. An "Error" is a defect in a Standard Reference Port which causes such Standard Reference Port, when compiled and running in the development environment specified in an Adobe Deliverables Appendix, not to operate substantially in accordance with the PostScript Language Specification.

          2.2 Classification of Errors. Peerless will use its reasonable business judgment to classify Errors (in accordance with the classifications set forth below) submitted to Adobe.

               2.2.1 Level 4 Severity. A Level 4 Error causes the Standard Reference Port to fail to operate in a material manner or to produce substantially incorrect results, and there is no workaround solution to the Error.

               2.2.2 Level 3 Severity. A Level 3 Error causes the Standard Reference Port to fail to operate in a material manner or to produce substantially incorrect results, and there is a difficult workaround or no workaround solution to the Error. Errors which are not demonstrable with a PostScript software-supporting application or driver (i.e., are reproducible only with hand-generated PostScript software) are generally classified as Level 3 and not Level 4 Severity Errors.

               2.2.3 Level 2 Severity. A Level 2 Error produces an inconvenient situation in which the Standard Reference Port is usable but does not provide a function in the most convenient or expeditious manner; and the use or value of the Standard Reference Port suffers no significant impact.

               2.2.4 Level 1 Severity. A Level 1 Error is minor or cosmetic in nature.

               2.2.5 Level 0 Severity. This level will be used for new features in a Standard Reference Port requested by Peerless.

     3. ADOBE'S RESPONSE TO ERROR REPORTS. Adobe shall acknowledge receipt of an Error report within * days. If, in Adobe's judgment, an Error report correctly identifies a Level 3 or 4 Severity Error, Adobe shall *. A Level 0, 1 or 2 Severity Error shall be *. In order to verify the existence of a Error for which Adobe is responsible, Peerless shall demonstrate to Adobe's reasonable satisfaction that the Error occurs in a then Standard Reference Port when executing in a mutually agreed upon development environment. Adobe will have no obligation to provide such Maintenance if (a) the Error cannot be verified in an agreed upon development environment, (b) Peerless is unable to supply Adobe with a reasonable development environment on which to conduct the testing, (c) the Error is in a release or version of the Adobe Software that is not part of a then Standard Reference Port or (d) the Adobe Information has been modified by any party other than Adobe.

     4. SPECIAL SERVICES. Peerless may request that Adobe perform special support services not covered herein. Adobe shall negotiate in good faith with Peerless with respect to any such request for special support services and Adobe shall use reasonable commercial efforts to accommodate any such request by Peerless at Adobe's then current prices and upon terms and conditions to be mutually agreed upon by the parties.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT K-1

                             CPSI Continuing Support

1.   Definitions.

     1.1 CPSI Platform. "CPSI Platform" shall mean the Adobe Software, as that term is defined in Paragraph 1.6 ("Adobe Software") of the Agreement, running on a specified architecture, that Adobe supplies in object code form only and from which Peerless develops host-based Licensed Systems or Peerless SDK(s) for use by an OEM Customer in developing host-based Licensed Systems using the same architecture (hereinafter "CPSI Software").

     1.2 Release. "Release" shall mean a version of the CPSI Software for a particular CPSI Platform provided by Adobe to Peerless in accordance with the terms and conditions of the Agreement or this Exhibit K-1.

     1.3 Resolution. "Resolution" shall mean a modification(s) to the CPSI Software provided by Adobe to Peerless intended to resolve an Error.

2. Support Fee for CPSI Support Services. Upon payment by Peerless of the non-refundable annual support fees for CPSI Platforms in the amounts specified in Paragraph 2 ("Maintenance Fees for Standard Reference Port(s)") of Exhibit O ("Royalty Payment and Other Fees"), or if such fee is * in accordance with Paragraph 2 of Exhibit O, Adobe will provide support services for CPSI Platform(s), as described herein ("CPSI Support").

3.   CPSI Support Services To Be Provided.

     3.1 Adobe will provide the following services to a maximum of two (2) named Peerless Technical Contacts (designated in Attachment 1) for the supported CPSI Platforms.

          (a) Adobe support will only be available during Adobe's normal business hours, 9 A.M. to 4 P.M. Pacific Time, Monday through Friday, excluding Adobe holidays.

          (b) Delivery of Updates to the CPSI Software which are generally made available to similarly-situated licensees who have licensed the same CPSI Software product from Adobe under the applicable license.

     3.2 During the CPSI Support period, Peerless may notify Adobe specifying any CPSI Software Errors that Peerless wishes to have corrected.

          (a) Adobe will use commercially reasonable efforts to provide a Resolution to mutually-agreed upon Errors reported in accordance with the guidelines set forth in Attachment 2 ("Adobe Error Resolution Services").

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                           Attachment 2 to Exhibit K-1

          (b) Once Peerless submits and Adobe accepts one or more CPSI Software Error notifications(s) requesting a Resolution to Errors in the then-current Release of the CPSI Software, Peerless and Adobe shall agree in writing (signed or via electronic mail) to a schedule for the delivery of the corrected CPSI Software or work-around (in accordance with the applicable response times set forth in Attachment 2). If Peerless submits additional CPSI Software Error notifications for a Release after the parties have agreed upon a schedule for delivery of corrections to such Release, the parties must agree upon a revised schedule for the delivery of the corrected CPSI Software. Otherwise, the notification of an additional CPSI Software Error will be deemed to be the first of a new series of CPSI Software Error notifications for a subsequent Release.

          (c) Peerless will have thirty (30) days (or such other time as the parties may mutually agree upon) from the date on which Adobe makes delivery of the Resolution to examine and test the Resolution to determine that it corrects the mutually-agreed upon Errors. The Resolution will be deemed to have been accepted by Peerless if Adobe does not receive within such thirty (30) day period a notification from Peerless reporting CPSI Software Errors that Peerless believes the Resolution did not sufficiently correct. If Peerless delivers to Adobe within such thirty (30) day period a supplemental notification of a CPSI Software Error reporting such uncorrected Errors, Adobe shall evaluate such supplemental notification of a CPSI Software Error and use reasonable means to provide to Peerless a Resolution within thirty (30) days of receiving the supplemental notification of a CPSI Software Error. Should such Resolution not correct the Errors, Peerless' sole and exclusive remedy shall be to extend the correction period for a mutually agreed upon time.

4. All deliveries of CPSI Software and any corrections, changes, alterations or enhancements to the CPSI Software supplied by Adobe to Peerless pursuant to the terms and conditions of this Exhibit K-1 do not create or extend any warranties.

                          Attachment 2 to Exhibit K-1

                                    EXHIBIT L

                             Use of Adobe Trademarks

     1. DEFINITIONS. For the purposes of this Exhibit, the following definitions shall apply.

          1.1 "Licensed Product" means (i) Peerless SDK or Peerless Revised Object deliverable as applied to Peerless, and (ii) Licensed System as applied to OEM Customer or OEM Remarketer Customer.

          1.2 "Product Appendix" means (i) an SDK Appendix as applied to a Peerless SDK, and (ii) Licensed System Appendix as applied to a Licensed System.

          1.3 "Trademark Licensee" means (i) Peerless in those instances of Peerless' use and license of the Trademarks, (ii) OEM Customer in those instances of OEM Customer's use and license of the Trademarks, and (iii) OEM Remarketer Customer in those instances of OEM Remarketer Customer's use and license of the Trademark.

     2. OWNERSHIP OF TRADEMARKS. Trademark Licensee acknowledges the ownership of the Adobe Trademarks in Adobe and the ownership of the Typeface Trademarks in the entities identified as "Trademark Owner" in Exhibit D ("Extended Roman Font Program Set") and in Exhibit D-1 ("Non-Roman Font Programs") or in a Product Appendix hereto. Adobe and such Typeface Trademark owners are referred to as the "Trademark Owners". Trademark Licensee agrees that it will do nothing inconsistent with such ownership and that all use of the Trademarks by Trademark Licensee shall inure to the benefit of and be on behalf of Adobe. Trademark Licensee acknowledges that Trademarks are valid under applicable law and that Trademark Licensee's utilization of the Trademarks will not create any right, title or interest in or to such Trademarks. Trademark Licensee acknowledges Trademark Owners' exclusive right to use of the Trademarks and agrees not to do anything contesting or impairing the trademark rights of the Trademark Owners. Any use of the Trademarks must identify the applicable "Trademark Owner" as the owner of such Trademarks. Trademark Licensee agrees that it will notify or require notification of sublicensees who receive Font Programs that (a) Typeface Trademarks can only be used to identify printed output produced by the Font Programs, and (b) the Typeface Trademarks are the property of the Trademark Owners. Trademark Licensee will maintain a high quality standard in producing copies of Font Programs and Typefaces. At the request of Adobe, Trademark Licensee must supply samples of any Typeface identified by a Typeface Trademark.

     3. QUALITY STANDARDS. Adobe hereby appoints Trademark Licensee as its representative for the limited purpose of controlling the quality of the Revised Object, Font Programs, Host Software and Licensed Products and any other products or services Trademark Licensee supplies in connection with the use of the Trademarks. Peerless or OEM Customer, as applicable, shall identify its current Trademark Licensee(s) upon request by Adobe. Trademark Licensee agrees that (a) the nature and quality of Licensed Products and any other products or services it supplies in connection with use of the Trademarks shall conform to the standards set by Adobe, and (b) it will cooperate with Adobe in facilitating Adobe's monitoring and control of the nature and quality of such products and services. Such assistance shall include supplying Adobe, upon its request, with specimens of its use of the Trademarks, including supplying samples of reprinted documentation, translations, product packaging and promotional materials that use the Trademarks in conjunction with Trademark Licensee's marketing of Licensed Products. Adobe may conduct an inspection of such specimens at facilities of its choosing including at Trademark Licensee's facilities to determine conformance with the standards. Trademark Licensee shall at Adobe's request assist Adobe in conducting such inspection and testing including, but not limited to, providing Adobe with applicable hardware. If, at any time, Adobe determines that Trademark Licensee has not met the Adobe quality standards, Adobe shall so advise Trademark Licensee and, upon Trademark Licensee's receipt of such notice by any means, the party who has failed to meet the standards shall have sixty (60) days to improve the quality to the standard previously approved by Adobe, or to cease the use of all Trademarks. Trademark Licensee shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the use of the Trademarks and to the distribution and advertising of the Revised Object, Font Programs, Host Software and Licensed Products. In addition, Trademark Licensee shall provide reasonable and timely assistance to Adobe to comply with the same.

     4. INFRINGEMENT PROCEEDINGS. Trademark Licensee agrees to notify Adobe of any unauthorized or improper use of the Trademarks by other parties (including Subsidiaries or sublicensees) promptly as it comes to Trademark Licensee's attention. Adobe shall have the sole right and discretion to bring infringement or unfair competition proceedings involving the Trademarks; provided, however, that Trademark Licensee shall provide reasonable assistance solely upon Adobe's request to investigate and/or prosecute trademark violations on behalf of Adobe.

     5. TRADEMARK LICENSEE'S USE OF TRADEMARKS. Trademark Licensee agrees that it will (a) prominently and permanently include the Adobe Trademarks, including the Adobe PostScript logo, on all copies of the Revised Object, including the splash screen and media, and on any Trademark Licensee product distributed to End Users which contains the Revised Object, (b) use the Adobe Trademarks, including the Adobe PostScript logo, in any advertising or printed materials concerning the Revised Object, including point-of-sale and channel materials,
(c) use the Adobe PostScript logo on Trademark Licensee's corporate web site in accordance with Paragraph 7.1.6 ("Web Site") of the Agreement or Paragraph 5.1.6 ("Web Site") of Exhibit B ("Minimum Terms of Peerless OEM Agreements") as applicable, and (d) use all applicable Trademarks on all copies, advertisements, brochures, manuals, packaging and other appropriate uses made in the promotion, sale or use of the Revised Object, Font Programs, Host Software and PostScript Language Specification. Trademark Licensee shall make specific reference to the Adobe Trademarks applicable to the software components included in the Revised Object in any advertisement concerning the Licensed Products which also contains specific names of other software products. All such uses shall be in accordance with Adobe's then-current trademark manual. Trademark Licensee shall not translate the Trademarks nor render or adapt a foreign language equivalent of the Trademarks.

     6.   TRADEMARK REGISTRATIONS. Trademark Licensee, at Adobe's request, shall
(a) promptly provide Adobe with any specimens, (b) execute all applications for trademark registrations, assignments, cancellations or other applicable documents, and (c) perform any other act reasonably necessary for any Trademark Owner to secure or maintain any and all trademark rights in any country in which Trademark Licensee is marketing the Revised Object, Font Programs, and Host Software in association with a trademark. Trademark Licensee's responsibilities shall include complying with the formalities of local law, including, but not limited to, executing any application for registration as a registered user, executing additional license agreements suitable for recording with the appropriate authorities or providing proof of use of the trademarks in any other applicable documents.

     7. NO UNITARY OR COMPOSITE MARKS. Trademark Licensee agrees not to use any other trademark or service mark in close proximity to any of the Adobe Trademarks or combine the marks so as to effectively create a unitary composite mark (e.g., which may potentially give the public a misimpression of the relationship between Trademark Licensee, its licensees and Adobe) without the prior written approval of Adobe.

                                    EXHIBIT M

                 Provisions For Protection Of Adobe Header Files

         1. OWNERSHIP. OEM Customer agrees that Adobe is the sole and exclusive owner of all rights, title and interest, including all copyrights, patents, trade secrets and other intellectual property rights in the Adobe Header Files. No title to or ownership of the Adobe Header Files, any copies thereof, or the patent, copyright, trade secret or other proprietary rights contained therein is transferred to OEM Customer.

         2. DISCLOSURE. OEM Customer agrees to hold any information relating to Adobe Header Files in strict confidence, disclosing such information only to authorized employees and authorized contractors ("Authorized Persons") having a need to use such information as permitted by this Agreement and to take all reasonable precautions to prevent disclosure to other parties. Each Authorized Person shall have executed an employee or contractor agreement in which such employee or contractor agrees to protect third party confidential information. OEM Customer shall be responsible for the compliance of all Authorized Persons with their obligations under such non-disclosure agreements.

         3. PROTECTION OF ADOBE HEADER FILES. OEM Customer agrees not to (a) reproduce the Adobe Header Files, or any portion of the Adobe Header Files, in any form or medium, without Peerless' or Adobe's prior written permission except as necessary for developing OEM Customer's products that include Adobe's PostScript technology, (b) store or otherwise use the Adobe Header Files, except on a secure computer system and in a secured area (defined to mean password protected and with other security measures implemented to reasonably ensure that access is limited to Authorized Persons), and at an OEM Customer's designated location approved by Peerless, or (c) use the Adobe Header Files for any purpose not specifically authorized in this Agreement. OEM Customer agrees to promptly notify Peerless of any lost or missing items of which OEM Customer is aware and to use best efforts to recover such items. OEM Customer shall advise all Authorized Persons of their responsibilities under the Agreement both at the time such person's access to the Adobe Header Files commences, and at the time such access terminates. Specifically, OEM Customer agrees, in connection with the reassignment of an employee or contractor from a project involving access to the Adobe Header Files to a project not involving such access, to document the date on which the employee or contractor ceased to have access to the Adobe Header Files.

         4. NO COMMINGLING OF EMPLOYEES AND INFORMATION. OEM Customer guarantees that all Authorized Persons who have had previous access or currently have access to the Adobe Header Files will be precluded for a period of * following his/her last access to the Adobe Header Files from being employed in any OEM Customer activity relating to development of a Clone Product. OEM Customer will ensure that each such Authorized Person shall, concurrent with the commencement of work on Clone Product development, sign a written affirmation to OEM Customer on a form provided by OEM Customer which states that each such employee or contractor (a) has neither retained nor had access for * to a copy of the Adobe Header Files, and (b) will not utilize, or facilitate use of, any portion of the Adobe Header Files in such Clone Product development.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

This prohibition against engaging in Clone Product development for the prescribed period shall apply equally to raster-output devices and to display or screen output devices. In addition, OEM Customer shall ensure that there is no sharing of design documents or other information based upon or derived from the Adobe Header Files with any Clone Product development.

                                   EXHIBIT N-1

            Secure Procedures for Handling Adobe Support Information

     This Exhibit sets forth the procedures to follow for the handling of any Adobe Support Information whether such Adobe Support Information includes Adobe Support Source and/or Adobe Core Source. In instances where the Adobe Support Information consists of or includes Adobe Core Source, the additional procedures set forth in Exhibit N-2 ("Additional Secure Procedures for Handling Adobe Restricted Information") will also be applicable.

     1. DEFINITIONS. For the purposes of this Exhibit, the following definitions shall apply.

          1.1 "Adobe Support Information Recipient" means (i) Peerless in those instances of Peerless' receipt, use and license of the Adobe Support Information, (ii) Third Party Developer in those instances of Third Party Developer's receipt and use of the Adobe Support Information, and (iii) OEM Customer in those instances of OEM Customer's receipt, use and license of the Adobe Support Information.

          1.2 "Licensed Product" means (i) Peerless SDK or Peerless Revised Object deliverable as applied to Peerless, and (ii) Licensed System as applied to OEM Customer.

     2. AUTHORIZED EMPLOYEES AND CONTRACTORS. Adobe Support Information Recipient agrees that it will not disclose all or any portion of the Adobe Support Information to third parties, with the exception of authorized employees ("Authorized Employees") and authorized contractors ("Authorized Contractors") (subject to Adobe Support Information Recipient's having obtained authorization for use of such contractors in accordance with Paragraph 3 ("Prior Approval of Contractors") below) who (i) require access thereto for a purpose authorized by this Agreement, (ii) have signed an employee or contractor agreement in which such employee or contractor agrees to protect third party confidential information and (iii) have received a notice of confidentiality prior to access to Adobe Support Information, and again upon any termination of such access, that contains at a minimum provisions substantially in accordance with the following:

     "Recipient has previously signed an agreement with Adobe Support Information Recipient pursuant to which Recipient has agreed to maintain the confidentiality of confidential information of Adobe Support Information Recipient and its suppliers (the `Confidential Information') and to use the Confidential Information solely for Adobe Support Information Recipient's benefit. The purpose of this notice is to apprise Recipient that Recipient will be receiving certain proprietary information of Adobe, including internal source code, interface specifications and related documentation for the PostScript software and related Adobe information, all of which is of a confidential nature and which contains valuable trade secrets, know-how, and proprietary information of Adobe (the `Adobe Support Information') and which constitutes Confidential Information under Recipient's agreement with Adobe Support Information Recipient.

                                      N-1-1

     This is to inform Recipient that the Adobe Support Information cannot be used for any purpose except for the specific purposes which Adobe Support Information Recipient or Adobe authorize in writing and that Recipient is not authorized to disclose the Adobe Support Information to any person at any time except to employees of Adobe and to those Authorized Employees and Authorized Contractors which Adobe Support Information Recipient informs Recipient are authorized to receive such Adobe Support Information.

     All materials including, without limitation, programs, recorded information, documents, drawings, models, apparatus, sketches, designs, and lists furnished to Recipient by Adobe Support Information Recipient or Adobe which are designated in writing to be the property of Adobe remain the property of Adobe and must be returned to Adobe promptly at its request, together with any copies or modifications thereof."

     Adobe Support Information Recipient agrees that any breach by any Authorized Employees and Authorized Contractors of their obligations under such confidentiality agreements shall also constitute a breach by Peerless or, if the Adobe Support Information Recipient is an OEM Customer, a breach under the Peerless OEM Agreement or LOA, as applicable, between Peerless and the OEM Customer or, if the Adobe Support Information Recipient is a Third Party Developer, a breach under the Development Agreement between Peerless and the Third Party Developer."

     3. PRIOR APPROVAL OF CONTRACTORS. Notwithstanding the provisions in this Exhibit permitting Authorized Contractors to have access to Adobe Support Information, Adobe Support Information Recipient may not permit a contractor to come into contact with Adobe Support Information, or engage in the development of Licensed Products hereunder unless Adobe Support Information Recipient has first obtained such authorization in writing from Adobe. Adobe, in its sole discretion, may withhold such approval in the event that a contractor (or contractor's employer) to whom Adobe Support Information Recipient intends to disclose Adobe Support Information is engaged in Clone Product development, either for its own benefit or for the benefit of a third party, or if Adobe believes that the contractor may be engaged in similar product development, and Adobe Support Information Recipient cannot assure Adobe to its satisfaction that contractor, while engaged in supporting such development activities, will be able to refrain from commingling or sharing any portion of the Adobe Support Information with any such Clone Product development.

     4.   ADOBE SUPPORT INFORMATION.

          4.1 Adobe Support Information Recipient shall ensure that all Adobe Support Information received from Adobe or, in the case of OEM Customer or Third Party Developer, all Adobe Support Information received from Peerless, and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Support Information before being made available to Authorized Employees and Authorized Contractors hereunder.

          4.2 Adobe Support Information Recipient shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Adobe Support Information as Adobe Support Information Recipient uses to protect its own confidential

                                      N-1-2
information of a like nature, but in no event shall the safeguards for protecting such Adobe Support Information be less than a reasonably prudent business would exercise under similar circumstances. Adobe Support Information Recipient shall take prompt and appropriate action to prevent unauthorized use or disclosure of Adobe Support Information.

          4.3 Adobe Support Information Recipient shall instruct Authorized Employees and Authorized Contractors not to copy Adobe Support Information on their own, and not to disclose Adobe Support Information to anyone not authorized to receive it.

          4.4 Adobe Support Information shall be used and stored on a secure computer system (as described in Paragraph 4.5 below) and in a secured area accessible only to Authorized Employees and Authorized Contractors and to other essential maintenance and housekeeping personnel at a Development Site(s). The Development Site shall be under Adobe Support Information Recipient's control and supervision. Adobe Support Information Recipient shall identify all Development Site(s) where Adobe Support Information is then currently used and stored upon request by Adobe or Peerless (as applicable).

          4.5 "Secure Computer System" refers to a computer system used by Adobe Support Information Recipient to modify, compile, and assemble source code and link object code in conjunction with carrying out the development work contemplated herein and meeting the minimum requirements set forth below:

                (i) Adobe Support Information shall be installed and used only on a secure computer system under Adobe Support Information Recipient's control. Access to the secure computer system will be controlled by password identification. Adobe Support Information Recipient will adopt a system security policy which implements a password protection scheme and other protection as needed to ensure that access is limited to Authorized Employees and Authorized Contractors and Adobe Support Information Recipient-designated security administrator responsible for systems maintenance.

                (ii) The secure computer system shall not be remotely accessible (e.g., by telecommunications) and firewalls shall be constructed to prevent access or download capability to a non-secured location.

                (iii) Adobe Support Information Recipient shall ensure that any Adobe Support Information that is being made available to other Development Site(s) is adequately protected against access or use while in transit to a secured area or secure computer system at another Development Site.

     5. TRADE SECRETS. Adobe Support Information in object code, source code and hard copy printout form, including the techniques, algorithms, and processes contained in the Adobe Support Information which have been developed, acquired, or licensed by Adobe, or any modification or extraction thereof, constitute trade secrets of Adobe and/or its suppliers, and will be used by Adobe Support Information Recipient only in accordance with the terms of this Agreement. In addition to the specific measures required hereunder, Adobe Support Information Recipient will take all measures reasonably required to protect the proprietary rights of Adobe and its suppliers in the Adobe Support Information. If any Adobe Support Information in Adobe

                                      N-1-3

Support Information Recipient's possession is lost or stolen, Adobe Support Information Recipient (and Peerless if the Adobe Support Information Recipient is a Third Party Developer or an OEM Customer) shall take all reasonable measures to recover such items, including but not limited to seeking timely injunctive relief in an applicable court of law to protect Adobe's proprietary rights in such Adobe Support Information. Adobe Support Information Recipient agrees that it will not attempt to reverse engineer any portion of the Adobe Support Information which is provided to Adobe Support Information Recipient solely in object code form.

     6. NO COMMINGLING OF TECHNOLOGY. The terms of this Paragraph do not preclude Adobe Support Information Recipient from developing a Clone Product; however, if Adobe Support Information Recipient engages in such Clone Product development during the term of this Agreement, it shall ensure that there is no use of the Adobe Information in the design and development of Clone Products. In furtherance of such requirement, Adobe Support Information Recipient shall ensure there is no sharing or commingling with such Clone Product development any of the following: (i) design documents or schematics supplied by Adobe or by Peerless (if the documents or schematics contain Adobe Support Information);
(ii) Adobe Support Information or other information based upon or derived from the Adobe Support Information; (iii) any facilities (including, but not limited to, computer systems and network storage devices); or (iv) personnel with access to any of (i) - (iii) above. Adobe Support Information Recipient shall ensure that (i) each Authorized Employee and Authorized Contractor with access to Adobe Support Information (other than Adobe Core Source) is precluded from being employed in any Clone Product development (either internally or externally) by or for Adobe Support Information Recipient for a period of * after such latest access and (ii) each Authorized Employee with access to Adobe Support Information (including Adobe Core Source) is precluded from being employed in any Clone Product development (either internally or externally) by or for Adobe Support Information Recipient for a period of * after such latest access. In addition, Adobe Support Information Recipient shall ensure that each Authorized Employee and Authorized Contractor engaged in Clone Product development (either internally or externally) by or for Adobe Support Information Recipient will cease all such activities, including having access to the facilities where Clone Product development is occurring and serving in an advisory capacity to anyone concerning Clone Product development, prior to his/her initial access to the Adobe Support Information. "Employment in any Clone Product development" shall be defined as having direct access to, or producing any specifications, documentation, or source code for, components of a Clone Product. Adobe Support Information Recipient shall further ensure that each such Authorized Employee or Authorized Contractor shall, concurrent with the commencement of work on such Clone Product development within Adobe Support Information Recipient, sign a written affirmation to Adobe Support Information Recipient on a form provided by Adobe Support Information Recipient which states that each such Authorized Employee or Authorized Contractor (a) has neither retained nor had access for a minimum period of * or * , as specified above in this Paragraph 6, to any Adobe Support Information, and (b) will not utilize, or facilitate use of, any Adobe Support Information in such Clone Product development. This prohibition relating to Clone Product development shall apply equally to raster-output devices, to display or screen output devices, or to any other peripheral devices. Notwithstanding the foregoing, any Authorized Employee or Authorized Contractor who has only received access to (i) documentation (but not including the Adobe Certification Test Suite(s) or any source code documentation) or (ii) object code (but no source code) contained in the Adobe Support Information shall be exempted from such requirement.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                      N-1-4

     7. CERTIFICATION. At Adobe's request, Adobe Support Information Recipient will provide Adobe with written certification by an officer of Adobe Support Information Recipient of Adobe Support Information Recipient's compliance with its obligations under Paragraph 2 ("Authorized Employees and Contractors") and Paragraph 6 ("No Commingling of Technology") above, and Paragraph 7.3 ("Clone Products") of the Agreement or Paragraph 5.3 ("Clone Products") of Exhibit B ("Minimum Terms of Peerless OEM Agreements"), as applicable.

     8. PROPRIETARY RIGHTS AUDIT. During the term of the Agreement and for a period of eighteen (18) months thereafter, an independent auditor selected by Adobe shall have access to such portion of Adobe Support Information Recipient's records and premises to allow Adobe to determine whether Adobe Support Information Recipient is substantially in compliance with this Exhibit and Paragraph 6 ("Proprietary Rights and Legends") of the Agreement or Paragraph 4 ("Protection of Proprietary Information") of Exhibit B ("Minimum Terms of Peerless OEM Agreements"), as applicable. In no event shall audits be made hereunder more frequently than once per year. Such access shall be (a) during Adobe Support Information Recipient's regular business hours, (b) arranged so that, to the extent possible, Adobe Support Information Recipient's regular business activities are minimally disrupted and (c) under the terms of an appropriate confidentiality agreement executed by the individual(s) conducting such audit. If Adobe determines, after conducting such audit, that Adobe Support Information Recipient is not substantially in compliance with its obligations to protect Adobe's proprietary rights, Adobe Support Information Recipient shall pay the costs of such audit. Otherwise, Adobe shall pay the costs of such audit. Such payment will not preclude Adobe from exercising any right which it may have under the Agreement. Adobe Support Information Recipient shall immediately correct any deficiencies discovered in the course of the audit.

                                      N-1-5

                                   EXHIBIT N-2

      Additional Secure Procedures for Handling Adobe Restricted Information

     1. DEFINITION. "Adobe Restricted Information" means the Adobe Core Source, including the corresponding source documentation and interface materials, as identified by Adobe. The provisions of this Exhibit shall only apply to such Adobe Restricted Information. The provisions of Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") shall also apply to Adobe Restricted Information. Adobe Restricted Information shall be handled, used and stored only at Primary Development Site (s), as identified in Exhibit C ("Development and Reproduction Sites").

     2. ACCESS LIMITED TO AUTHORIZED EMPLOYEES. Peerless shall ensure that only Authorized Employees of Peerless have access to Adobe Restricted Information. Any such Authorized Employee of Peerless with access to the secured area within a Primary Development Site or to the Secure Computer System, as described below, is assumed to have had access to Adobe Restricted Information and therefore is subject to the requirements imposed under this Exhibit, including the obligation imposed under Paragraph 6 ("No Commingling of Technology") of Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") of the Agreement which precludes the employment of such Authorized Employee in any Clone Product development for a period of * after such latest access, regardless of whether the access is actual or assumed.

     3.   ADOBE RESTRICTED INFORMATION.

          3.1 Adobe will identify as such all Adobe Restricted Information when supplied to Peerless either by marking the Adobe Restricted Information that is provided to Peerless or by designating those portions of the Adobe Confidential Information which are Adobe Restricted Information in an Appendix, materials release form or in some other written or electronic form. Once identified by Adobe as containing Adobe Restricted Information, any information derived from such Adobe Restricted Information, whether in oral or written form, shall be treated by Peerless as Adobe Restricted Information. Peerless shall ensure that all such Adobe Restricted Information received from Adobe, and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Restricted Information before being made available to Authorized Employees of Peerless hereunder.

          3.2 Peerless agrees that it will not (i) reproduce any portion of any documentation, source code or hard copy printouts thereof included in Adobe Restricted Information, in any form or medium, without Adobe's prior written permission except as necessary for carrying out the development effort contemplated by this Agreement; (ii) allow hard copy printouts of any portion of source code included in Adobe Restricted Information to exist except within the secured area as described in Paragraph 6 ("Secure Computer System") below; (iii) store or otherwise use source code included in Adobe Restricted Information except as provided in Paragraph 6 ("Secure Computer System") below; or (iv) handle, use and store Adobe Restricted Information except at a Primary Development Site and in accordance with the security requirements set forth in Paragraph 4 ("Peerless Log"), Paragraph 5 ("Access to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                      N-2-1

Written Adobe Restricted Information"), Paragraph 6 ("Secure Computer System") and Paragraph 7 ("Primary Development Sites") below.

          3.3 Peerless shall advise all Authorized Employees of the restrictive nature of the Adobe Restricted Information, both at the time when such person has the initial access thereto and at the time when such access ceases, and of the requirements to protect the Adobe Restricted Information in accordance with the provisions set forth in this Exhibit.

          3.4 Peerless shall ensure that all access to the Adobe Information including Adobe Restricted Information shall cease immediately for any Authorized Employee whose employment with Peerless is terminated for any reason.

          3.5 Peerless shall ensure the Adobe Restricted Information is handled, used and stored only as specifically authorized in this Agreement.

     4. PEERLESS LOG. Peerless agrees to maintain a log which contains a list of all Authorized Employees who have had access to the Adobe Restricted Information and the date(s) of such first and last access to Adobe Restricted Information. If at any time Adobe shall have reason to believe that any Authorized Employee may have violated his or her obligations under such confidentiality agreements, Peerless agrees to comply with Adobe's request to provide Adobe with copies of its list and updates thereto and all such confidentiality agreements entered into by Peerless with its Authorized Employees and not previously provided to Adobe. In addition, at any time an Authorized Employee who has had access to Adobe Restricted Information leaves the employ of Peerless, Peerless will promptly provide Adobe with the name of such Authorized Employee.

     5. ACCESS TO WRITTEN ADOBE RESTRICTED INFORMATION. Access to any written or tangible Adobe Restricted Information shall be controlled through the following procedures:

          5.1 Peerless shall maintain only one (1) master copy of the tangible Adobe Restricted Information. Each subsequent copy must have an assigned unique serial number attached thereto which identifies it as an authorized copy, and each copy must be marked as "Adobe Restricted Information - Unauthorized Copying Prohibited" as well.

          5.2 Peerless shall control access to all copies of the tangible Adobe Restricted Information by maintaining a log of which copy, identified by its unique serial number, has been distributed to which Authorized Employee and such Authorized Employee shall be instructed not to copy any Adobe Restricted Information on his/her own, and not to disclose the Adobe Restricted Information to anyone not authorized to receive it.

          5.3 Peerless shall ensure that all tangible copies of the Adobe Restricted Information, including source listings of the Adobe Software, are used, handled and stored solely within the secured area of a Primary Development Site with access limited to Authorized Employees at all times.

     6. SECURE COMPUTER SYSTEM. "Secure Computer System" refers to a computer system used by Peerless to modify, compile, and assemble source code and link object

                                      N-2-2
code in conjunction with carrying out the development work contemplated by this Agreement. It shall consist of an isolated network containing one or more computer workstations and personal computers contained in a single building or within a group of adjacent buildings with a secure network between them. Each such Secure Computer System shall be fully implemented and administered by Peerless in accordance with the provisions set forth below.

     6.1  Physical Site Security Provisions.

          6.1.1 The entire Secure Computer System shall be located in a secured area accessible only to authorized personnel (see Paragraph 6.1.2 and Paragraph
6.1.3 below) at the Primary Development Site. Peerless shall ensure that there is sufficient security at all entrances to and from the secured area to prevent unauthorized physical entry.

          6.1.2 Regular access to the secured area shall be limited only to Peerless' Authorized Employees and the Peerless-designated security administrator ("SA") for the site.

          6.1.3 Restricted Access to the secured area by other individuals will be allowed, but such individuals will require the approval of the SA and shall be limited to maintenance, housekeeping, management, and similar activities.

          6.1.4 The Secure Computer System shall not be remotely accessible (e.g., by telecommunications).

     6.2  Secure Computer System Security Provisions.

          6.2.1 Access to Adobe Restricted Information which is installed on the Secure Computer System will be limited to (i) Peerless' Authorized Employees, and (ii) the SA for the purpose of system maintenance and backups.

          6.2.2 All such individuals included above shall have signed confidentiality agreements with Peerless.

          6.2.3 Access to the Secure Computer System will be controlled by password identification. Passwords will be issued and controlled by the SA. Peerless will adopt a system security policy which implements a password protection scheme and other protection as needed to ensure that access to the Adobe Core Source is limited to Authorized Employees and that no copies or portions thereof are made or maintained outside the Secure Computer System.

          6.2.4 Backups of Adobe Restricted Information will be administered by the SA and will be securely archived within the secured area containing the Secure Computer System or at such other secure site as Adobe may approve in writing. All backup tapes containing Adobe Restricted Information shall be labeled "Peerless Confidential" and shall be subject to Peerless' maximum security measures. Network system maintenance shall be conducted under the supervision of the SA by Authorized Employees.

                                      N-2-3

               6.2.5 Adobe Core Source delivered to Peerless will be transported to the Peerless SA at a Primary Development Site on CD-ROM or other mutually agreeable media by a mutually agreed upon carrier, or as otherwise agreed upon by the parties.

               6.2.6 Revised Object will be made available to other Development Site(s) located outside of the secured area for the purpose of linking with other software related to development of a Licensed System. Transfer of such Revised Object will occur through physical transport on magnetic media and will be managed by the SA .

     7. PRIMARY DEVELOPMENT SITE. If more than one (1) Primary Development Site is listed in Exhibit C ("Development and Reproduction Sites"), Peerless will maintain a separate Secure Computer System at each such site which has access to Adobe Restricted Information. Each site will have its own SA.

                                      N-2-4

                                    EXHIBIT O

                         Royalty Payments And Other Fees

1.    Peerless SDK Royalties

      The following royalties shall be due Adobe for each use of a Peerless SDK as described below. Such royalties shall be a percentage of the revenue received by Peerless for the licensing of such Peerless SDK, but shall in no instance be less than the Minimum Royalty set forth in the table below:

      --------------------------------------------------------------------------
      Peerless SDK Use License                Royalty           Minimum
                                                                Royalty
      --------------------------------------------------------------------------
      *                                       *                 *
      --------------------------------------------------------------------------
      *                                       *                 *
      --------------------------------------------------------------------------

2. Maintenance Fees For Standard Reference Port(s). The annual maintenance fee for Maintenance supplied by Adobe over the previous calendar year period for a relevant Standard Reference Point on a Development Site basis, as described in Exhibit K-1 ("CPSI on continuing support"), respectively.*.

3.    Licensed System Royalties.

      3.1    Calculating Adobe's Share of Block License Payments.

             3.1.1 Overview. Peerless shall pay Adobe the applicable royalties for any distribution or internal use by an OEM Customer of the Adobe Software in Revised Object form based upon and calculated in accordance with the requirements and schedules set forth in this Paragraph and in Paragraph 3.2 ("Calculating Actual Licensed System Royalties Payable to Adobe") below. To understand the Adobe pricing model as it pertains to Peerless requires an understanding of how Peerless structures the payment of the royalties that it charges its OEM Customers for distribution of Licensed Systems.

             3.1.2 Block Licenses. Peerless offers both turn-key and SDK solutions under the terms of a Peerless OEM Agreement, as supplemented by an applicable Licensed System Appendix ("LSA") to cover a specific OEM Customer product (the "Licensed System"). The applicable LSA describes all of the intellectual property supplied by Peerless ("Peerless IP") for use in the Licensed System. *. Peerless' method of licensing Peerless IP is through a mechanism known as a "Block License". Under the Block License OEM Customer agrees to pay Peerless an agreed upon amount, as specified in the LSA, in advance of actual distribution of the applicable Licensed System. These Block License payments are treated as a credit to be used to satisfy actual earned royalties for Licensed Systems distributed by the OEM Customer under the LSA. The royalties actually earned by Peerless are determined on the basis of an agreed upon amount to be paid by the OEM Customer for the Peerless IP (i.e., all of the IP supplied by Peerless to the OEM Customer *) incorporated into each such unit of the Licensed System that is distributed by the OEM Customer.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          3.1.3 Adobe's Share of the Block License Payments. Under this Agreement, Adobe is entitled to receive * of the Gross Receipts (excluded from the term "Gross Receipts" is that portion of the receipts attributable to the OEM Customer's use of *) earned by Peerless (or such greater amount as specified in Paragraph 3.2 ("Calculating Actual Licensed System Royalties Payable to Adobe") for Licensed Systems distributed by an OEM Customer. The Block License payments are being treated as Gross Receipts recognized under Paragraph 8.12 ("When Royalties Earned") of the Agreement as earned when paid to Peerless by the OEM Customer and therefore, Adobe is entitled to receive an amount equal to
* of the portion of the Block License payments attributable to *. The following illustrates how the apportioning of the Peerless IP elements in a Licensed System provides a basis for calculating Adobe's proportionate share of the Block License payments to be paid by Peerless to Adobe hereunder.

          Example: Peerless and OEM Customer agree upon a Block License Payment of $2M (payable over four quarters) *

          *

          In this example Peerless would pay Adobe four quarterly payments each in the amount of *.

                  3.1.4  Block License Payment Adjustments. *

          3.2 Calculating Actual Licensed System Royalties Payable to Adobe. The payment provisions as set forth below describe the methodology for calculating the royalties to be paid to Adobe by Peerless for Licensed Systems distributed by OEM Customers during the applicable accounting period. If the payments made to Adobe under Paragraph 3.1 are less than the actual royalties owed to Adobe as determined * Peerless shall pay Adobe the difference at the end of the then current accounting period to satisfy all such underpayment.

          3.2.1 *
          3.2.2 *

4.   Font Program Royalties.

     a. Roman Font Program Royalties. There are * royalties due Adobe for the Roman Font Programs listed in Exhibit D ("Extended Roman Font Program Set.") if bundled with Revised Object for use with a Licensed System.

     b. Non-Roman Font Program Royalties. See Paragraph 9 ("Royalty Pricing for Double-Byte Fonts") in this Exhibit O for applicable pricing.

5. Other Adobe Software Royalties. Royalty pricing is to be mutually agreed upon by the parties in the event Other Adobe Software is distributed as a royalty-bearing component of a Licensed System.

6. Host Software Royalties. Royalty pricing is to be mutually agreed upon by the parties in the event Host Software is distributed as a royalty-bearing component of a Licensed System.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

7. Software Upgrade Royalties. Software Upgrade royalty pricing is to be mutually agreed upon by the parties in the event a fee-bearing (other than on a nominal basis) Software Upgrade is distributed to End Users of Licensed Systems.

8. Hardware Upgrade Royalties. Hardware Upgrade royalty pricing is to be mutually agreed upon by the parties in the event a hardware optional feature is added to a previously installed Licensed System to improve the performance of the Revised Object.

9.   Royalty Pricing for Double-Byte Fonts.

     9.1 Font Programs for Japanese Typefaces. The table and royalty schedule below shall be used to determine the bundling requirements and royalties due Adobe from Peerless hereunder for the Font Programs for Japanese Typefaces distributed for use with a low resolution (i.e., ** 1200dpi) Japanese Version of a Licensed System (any Licensed System containing Font Programs for Japanese Typefaces is considered to be a Japanese Version). Peerless shall ensure that its OEM Customers bundle the Roman Font Programs identified in Exhibit D ("Extended Roman Font Program Set") and the minimum required Font Programs for Japanese Typefaces, as set forth in the table below, with each Japanese Version of a Licensed System distributed by an OEM Customer.

          9.1.1.  Minimum Bundling Requirements for Japanese Typefaces. *

          9.1.2   Royalties for Font Programs for Japanese Typefaces. *

          9.1.3 Protection Mechanisms. Such Font Programs for Japanese Typefaces will be distributed with a protection mechanism that includes Copy Protection and encryption to protect against unauthorized duplication.

          9.1.4   Distribution of Japanese Versions. *

          9.2     Font Programs for Korean Typefaces.

                  9.2.1 NRE Fees. There is a * (* Peerless to Adobe) NRE fee for release of Hanyang Typefaces to each OEM Customer. For the 2/nd/ Korean release (SoftMagic) to an OEM Customer the NRE is *.

                  9.2.2. Korean Typeface Royalties. The OEM Customer may select a choice of a * (* Peerless to Adobe) paid up license for the Hanyang Typefaces and a* (* Peerless to Adobe) paid up license for the SoftMagic Typefaces per Licensed System Appendix or the OEM Customer may choose the alternative pricing model set forth in the pricing schedule below. Peerless shall pay Adobe the royalties, as described below, for all such Font Programs for Korean Typefaces distributed for use with low resolution (that is *** 1200 dpi) monochrome or color Designated Output Devices.

*

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

**  less than
*** less than or equal to

             -------------------------------------------------------------------
               SRP for Fully                                Royalty for Set of *
             Configured Licensed     Royalty for Set of *       SoftMagic
                  System               Hanyang Typefaces        Typefaces
                  (US $)                     (US $)               (US $)
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------
                      *                         *                    *
             -------------------------------------------------------------------

         9.3  Font Programs for Chinese Typefaces.

              9.3.1  Pricing for Simplified Chinese Typefaces

                    a. NRE Fees. There is a * (* Peerless to Adobe) NRE fee for first release to each OEM Customer.

                    b. Simplified Chinese Typeface Royalties. The OEM Customer may select a choice of a * (* Peerless to Adobe) paid up license for the Simplified Chinese Typefaces per Licensed System Appendix or the OEM Customer may choose the alternative pricing model set forth in the pricing schedule below. Peerless shall pay Adobe the royalties, as described below, for all such Font Programs for Simplified Chinese Typefaces distributed for use with low resolution (that is *** 1200 dpi) monochrome or color Designated Output Devices.

             -------------------------------------------------------------------
              SRP for Fully Configured Licensed         Royalty for Set of 4
                            System                            Typefaces
                            (US $)                            (US $)
             -------------------------------------------------------------------
                              *                                  *
             -------------------------------------------------------------------
                              *                                  *
             -------------------------------------------------------------------
                              *                                  *
             -------------------------------------------------------------------
                              *                                  *
             -------------------------------------------------------------------
                              *                                  *
             -------------------------------------------------------------------
                              *                                  *
             -------------------------------------------------------------------
                              *                                  *
             -------------------------------------------------------------------
                              *                                  *
             -------------------------------------------------------------------

*** denotes Less than or equal to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

             -------------------------------------------------------------------
                          *                                             *
             -------------------------------------------------------------------
                          *                                             *
             -------------------------------------------------------------------

                 9.3.2 Pricing for Traditional Chinese Typefaces

                       a. NRE Fees. There is a * (* Peerless to Adobe) NRE fee per OEM Customer but the fee will be * if the OEM Customer licenses Simplified Chinese Fonts also.

                       b. Traditional Chinese Typeface Royalties. The OEM may select a choice of a * (* Peerless to Adobe) paid-up license per Licensed System Appendix or the OEM Customer may choose the alternative pricing model set forth in the pricing schedule below. Peerless shall pay Adobe the royalties, as described below, for all such Font Programs for Traditional Chinese Typefaces distributed for use with low resolution (that is *** 1200 dpi) monochrome or color Designated Output Devices.
               ----------------------------------------------------------------
                SRP for Fully Configured Licensed      Royalty for Set of 4
                              System                         Typefaces
                              (US $)                         (US $)
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------
                                 *                              *
               ----------------------------------------------------------------

*** denotes Less than or equal to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT P

                           Third Party Developer Terms

Peerless may allow a Third Party Developer to have access (on the terms set forth in Paragraph 2.11 ("Third Party Developers") of the Agreement) to the Adobe Support Information for the sole purpose of carrying out development work on behalf of Peerless or for an OEM Customer provided that Peerless and each Third Party Developer enters into a Development Agreement with terms that are at least as restrictive as the following:

1. The license terms under which Adobe licenses the Adobe Support Information to Peerless, as described in this Agreement, including but not limited to, Paragraph 2.1 ("Development License"), Paragraph 6 ("Proprietary Rights and Legends") and Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") of this Agreement.

2. Third Party Developer shall only have access to and use of the Adobe Support Information (excluding access to Adobe Core Source) at the Secondary Development Site(s) under Third Party Developer's supervision and management control, as listed in Exhibit C-2 ("Development Sites - Third Party Developers") of this Agreement, where Third Party Developer is allowed to conduct development work described in the Development Agreement on behalf of Peerless or for a Peerless OEM Customer, and Third Party Developer may allow only Authorized Employees and Authorized Contractors meeting the requirements set forth in Paragraph 2 ("AUTHORIZED EMPLOYEES AND CONTRACTORS") and Paragraph 3 ("PRIOR APPROVAL OF CONTRACTORS") of Exhibit N-1 ("Secure Procedures For Handling Adobe Support Information") to have access to Adobe Support Information for performing such development work.

3. Third Party Developer may modify the Adobe Support Information in order to conduct the development work described in the Development Agreement but only with respect to the source code versions of the Adobe Support Information supplied by Peerless hereunder.

4. Notwithstanding that Third Party Developer may be engaged in doing development work on behalf of an OEM Customer, Third Party Developer does not have any right to license, sublicense, transfer or otherwise grant such OEM Customer or any third party any right in the Adobe Support Information, including, but not limited to, the right to distribute a product that includes any portion of the Adobe Support Information or the right to have access to or use of the Adobe Support Information

5. Third Party Developer shall have the right to reproduce and use Adobe Support Information solely for the purpose of performing development work described in the Development Agreement and only in accordance with the terms of this Agreement between Peerless and Adobe.

6. Any right granted to Third Party Developer hereunder is personal to Third Party Developer, and Third Party Developer shall not assign or transfer any right or obligation that it may have under the Development Agreement to any other party, and any attempt to do so shall be null and void.

7. Peerless may terminate the Development Agreement at any time, with or without cause, upon providing Third Party Developer with a notice of termination, and upon receiving such notice, Third Party Developer shall immediately discontinue all use or copying of the Adobe Support Information. Within ten (10) days of such termination, Third Party Developer shall have: (i) returned to Peerless all copies of the Adobe Support Information in its possession or under its control; (ii) completely destroyed all copies of the Adobe Support Information stored in any storage apparatus or media owned or controlled by Third Party Developer; and, (iii) presented to Peerless a certificate signed by a corporate officer (or personally, if Third Party Developer is an individual) of Third Party Developer stating that all such copies of the Adobe Support Information have been returned or destroyed.

8. The Development Agreement shall automatically terminate in the event that Third Party Developer uses the Adobe Support Information for any other purpose other than that described in Paragraph 2 above.

9. Third Party Developer shall not attempt to alter, disassemble, decrypt, reverse engineer or decompile the Adobe Support Information supplied to it only in object code form.

10. Upon cancellation, termination or expiration of the Agreement between Peerless and Adobe, the Development Agreement shall terminate. Upon termination of the Development Agreement for any reason, Third Party Developer shall comply with the cessation of use, return and destruction provisions of Paragraph 7 above.

11. Third Party Developer is hereby notified that Adobe Systems Incorporated, a Delaware corporation located at 345 Park Avenue, San Jose, CA 95110-2704 USA (hereinafter "Adobe") is the supplier of the Adobe Support Information to Peerless. Adobe has licensed to Peerless the right to use a third party developer to perform development work on behalf of Peerless or for a Peerless OEM Customer and to have access to Adobe Support Information, subject to the minimum conditions imposed on Third Party Developer under the terms of the Development Agreement. Such conditions are made expressly for the benefit of Adobe, and as a third-party beneficiary to the Development Agreement, Adobe shall have the right to enforce any or all of such conditions, including the right to terminate the Development Agreement upon giving Third Party Developer notice of its intention to terminate, if Third Party Developer shall fail to fulfill its obligations set forth in the Development Agreement. In the event of such termination, Third Party Developer shall comply with the provisions set forth in Paragraph 7 above for the cessation of use, return and destruction of all copies of Adobe Support Information in its possession or control.

12. At any time during the term of the Development Agreement and for a period of eighteen (18) months thereafter, Peerless or Adobe through its independent auditor shall have access to such portions of the Third Party Developer's records and premises to allow the auditor to determine if Third Party Developer is complying with its requirements under the Development Agreement including the requirements under Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information.") of this Agreement.

13. In the event of Third Party Developer's failure to comply with the terms of the Development Agreement, Adobe and/or Peerless shall have the right to injunctive relief in addition to any other remedy available to it.

14. The Development Agreement does not grant Third Party Developer any rights to patents, copyrights, trade secrets, trade names, trademarks, or any other rights, franchises, or licenses in respect of the Adobe Support Information. The Adobe Support Information has been supplied to Peerless by Adobe, and title to the Adobe Support Information and any copies thereof shall remain with Adobe or with Adobe's third party supplier.

15. Third Party Developer shall indemnify and hold Peerless and Adobe, including their subsidiaries and each of their respective officers, directors and employees, harmless from and against any claim, loss, liability or damage, including attorneys' fees and other costs, including costs of litigation, arising out of, or in any way connected with, Third Party Developer's transfer, use, disclosure or copying of Adobe Support Information in violation of any provisions contained in the Development Agreement.

16. Third Party Developer acknowledges that any modifications that Third Party Developer makes to the Adobe Support Information shall be owned by Peerless and Third Party Developer agrees to assign to Peerless all copyright, patent and other rights contained in such modifications.

17. Third Party Developer is prohibited from doing anything with the Adobe Support Information not expressly provided for in the Development Agreement.

18. Third Party Developer's obligation to protect Adobe's proprietary rights in the Adobe Support Information, as set forth in Exhibit N-1 ("Secure Procedures for Handling Adobe Support Information") in this Agreement, shall survive any termination of the Development Agreement.

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